Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of September 27, 2012 (this “Amendment”), among ROCK-TENN COMPANY, a Georgia corporation (the “Company”), ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU CANADA, a Nova Scotia unlimited company (the “Canadian Borrower” and, together with the Company, the “Borrowers”), those Domestic Subsidiaries of the Company identified as “U.S. Guarantors” on the signature pages hereto (collectively, the “U.S. Guarantors”), those Subsidiaries and the parent of the Canadian Borrower identified as “Canadian Guarantors” on the signature pages hereto (collectively, the “Canadian Guarantors”), the Lenders and Issuing Lenders party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Lenders and as the U.S. Swingline Lender, and BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian administrative agent for the Lenders (the “Canadian Agent”) and the Canadian Swingline Lender, to the Credit Agreement dated as of May 27, 2011, as amended by Amendment No. 1, dated as of December 2, 2011, and as further amended by Amendment No. 2, dated as of March 30, 2012 (as amended, the “Original Credit Agreement”), by and among the Borrowers, the U.S. Guarantors, the Canadian Guarantors, the Administrative Agent, Wells Fargo Bank, National Association, as collateral agent for the Lenders, the Canadian Agent and the Lenders referred to therein.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Restated Credit Agreement, or if not defined therein, in the Original Credit Agreement.

WHEREAS, pursuant to Section 9.1 of the Original Credit Agreement, the Borrowers and the Lenders desire to amend and restate the Original Credit Agreement to, among other things, (a) refinance amounts currently outstanding under the Original Credit Agreement and (b) extend the scheduled date of maturity and reduce the stated rate of interest and fees payable under the existing credit facilities.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.           Amendment and Restatement.  Effective as of the Effective Date (as defined below), (i) the Original Credit Agreement is hereby amended and restated in the form of Annex A hereto (the Original Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”) and (ii) the Schedules attached hereto constitute new Schedules to the Restated Credit Agreement and replace in their entirety the corresponding Schedules attached to the Original Credit Agreement.  For the avoidance of doubt, except as set forth in the immediately preceding sentence, the Schedules attached to the Original Credit Agreement shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 2.           Commitment Termination; Entering Into and Funding the Restated Credit Agreement; Waiver of Breakage Costs.

(a)           The Company hereby elects to terminate the U.S. Revolving Committed Amount (as defined in the Original Credit Agreement) in the aggregate principal amount of $1,475,000,000, and the Canadian Borrower hereby elects to terminate the Canadian Revolving Committed Amount (as defined in the Original Credit Agreement) in the aggregate principal amount of $300,000,000, in each case effective as of the Effective Date (such commitments to be simultaneously replaced by the Revolving Commitments under the Restated Credit Agreement, as contemplated by paragraphs (b) and (c) of this Section 2).

(b)           Each party hereto that has a U.S. Revolving Commitment, as indicated on Schedule 2.1(a) hereto, shall be, with respect to such U.S. Revolving Commitment, a U.S. Revolving Lender for purposes of this Amendment and the Restated Credit Agreement.  The U.S. Revolving Lenders party hereto severally agree to make available to the Company from time to time U.S. Revolving Loans in an aggregate principal amount not to exceed the U.S. Revolving Commitment in accordance with Section 2.1 of the Restated Credit Agreement.

(c)           Each party hereto that has a Canadian Revolving Commitment, as indicated on Schedule 2.1(a) hereto, shall be, with respect to such Canadian Revolving Commitment, a Canadian Revolving Lender and a Canadian Lender for purposes of this Amendment and the Restated Credit Agreement.  The Canadian Revolving Lenders party hereto severally agree to make available to the Canadian Borrower from time to time Canadian Revolving Loans in an aggregate principal amount not to exceed the Canadian Revolving Committed Amount in accordance with Section 2.2 of the Restated Credit Agreement.

(d)           Each party hereto that has a Term Loan Commitment, as indicated on Schedule 2.1(a) hereto, shall be, with respect to such Term Loan Commitment, a Term Loan Lender for purposes of this Amendment and the Restated Credit Agreement.  The Term Loan Lenders party hereto severally agree to make available to the Company the Term Loan on the Effective Date in accordance with Section 2.3 of the Restated Credit Agreement.

(e)           The U.S. Swingline Lender hereby agrees to make available to the Company U.S. Swingline Loans in accordance with Section 2.5 of the Restated Credit Agreement, and each U.S. Revolving Lender party hereto hereby agrees to participate in U.S. Swingline Loans in accordance with Section 2.5 of the Restated Credit Agreement.

(f)           The Canadian Swingline Lender hereby agrees to make available to the Canadian Borrower Canadian Swingline Loans in accordance with Section 2.6 of the Restated Credit Agreement, and each Canadian Revolving Lender party hereto hereby agrees to participate in Canadian Swingline Loans in accordance with Section 2.6 of the Restated Credit Agreement.

(g)           Each Issuing Lender hereby agrees to make available for the account of the Company and the Subsidiaries Letters of Credit in accordance with Section 2.7 of the Restated Credit Agreement, and each U.S. Revolving Lender party hereto hereby agrees to participate in Letters of Credit in accordance with Section 2.7 of the Restated Credit Agreement.  Each Letter of Credit (as defined in the Original Credit Agreement) outstanding immediately prior to the Effective Date shall be deemed to be a Letter of Credit made available and outstanding under the Restated Credit Agreement.

(h)           Each of the Lenders party hereto hereby waives any claim that such Lender has to indemnity by the Borrowers under Section 2.19 of the Original Credit Agreement resulting from the prepayment of the Loans (as defined in the Original Credit Agreement) required by Section 4(g).

(i)           Each of the Lenders party hereto that is a Lender (as defined in the Original Credit Agreement), in its capacity as such, hereby waives the requirement under Section 2.11(a) of the Original Credit Agreement that (x) the Company provide prior written notice to the Agents to terminate the U.S. Revolving Committed Amount (as defined in the Original Credit Agreement) and (y) the Canadian Borrower provide prior written notice to the Agents to terminate the Canadian Revolving Committed Amount (as defined in the Original Credit Agreement).

Section 3.           Representations and Warranties.  The Borrowers represent and warrant to the Lenders as of the date hereof and the Effective Date (as defined below) that:

(a)           At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in the Restated Credit Agreement are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)           At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.           Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent (or its counsel) and the Canadian Agent (or its counsel) shall have received (A) from each Lender with a loan or commitment under the Restated Credit Agreement and from each of the other parties hereto, a counterpart of this Amendment signed on behalf of such party, (B) each of the documents listed in clauses (a) through (d) below, (C) evidence that each of the conditions listed in clauses (e) through (g) below shall have been satisfied and (D) all fees and expenses due and payable pursuant Section 5 hereof.

(a)           Legal Opinion.  Receipt by the Administrative Agent of the following legal opinions of counsel to the Credit Parties, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i) a legal opinion of Cravath, Swaine & Moore LLP, special New York counsel to the Credit Parties;

(ii) a legal opinion of Rogers & Hardin LLP, special Georgia counsel to the Credit Parties;

(iii) a legal opinion of the general counsel of the Company, covering valid existence, good standing and organizational power and authority of the Credit Parties, and no material litigation;

(iv) a legal opinion of Norton Rose Canada LLP, special Quebec and Ontario counsel to the Canadian Credit Parties; and

(v) a legal opinion of McInnes Cooper, special Nova Scotia and New Brunswick counsel to the Canadian Credit Parties.

(b)           Corporate Documents.  Receipt by the Administrative Agent of the following (or their equivalent), each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of the applicable Credit Party to be true and correct and in force and effect in a certificate in a form reasonably satisfactory to the Administrative Agent:

(i) Articles of Incorporation.  Copies of the articles of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization.

(ii) Resolutions.  Copies of resolutions of the board of directors or comparable managing body of each Credit Party approving and adopting this Amendment and the transactions contemplated herein and authorizing execution and delivery hereof.

(iii) Bylaws. Copies of the bylaws, operating agreement or partnership agreement of each Credit Party (or a certification by the secretary or assistant secretary of the applicable Credit Party that there have been no changes to such documents as delivered to the Administrative Agent on the Closing Date or Amendment No. 1 Effective Date, as applicable).

(iv) Good Standing.  Copies, where applicable, of certificates of good standing, existence or the equivalent of each Credit Party in its jurisdiction of organization, certified as of a recent date by the appropriate Governmental Authorities of the applicable jurisdiction of organization.

(c)           Officer’s Certificate.  Receipt by the Administrative Agent of a certificate, in form and substance reasonably satisfactory to it, of a Responsible Officer certifying that (i) after giving effect to this Amendment, the Credit Parties taken as a whole are solvent as of the Effective Date and (ii) the Company will be in compliance on a pro forma basis with the financial covenants set forth in Section 6.1 of the Restated Credit Agreement immediately after giving effect to this Amendment.

(d)           Notes. Each Lender that requests one or more replacement Notes at least three Business Days prior to the Effective Date shall have received an executed Note; provided that such Lender shall have returned to the Borrowers any Notes delivered under the Original Credit Agreement held by it for cancellation.

(e)           Accrued Interest.  The Administrative Agent shall have received all accrued but unpaid interest and fees payable to the Lenders under the Original Credit Agreement immediately prior to the Effective Date.

(f)           Notice of Borrowing.  The Company shall have delivered to the Administrative Agent a Notice of Borrowing with respect to the borrowing of U.S. Revolving Loans, Canadian Revolving Loans and the Term Loan, in each case in an aggregate principal amount equal to the aggregate principal amount of U.S. Revolving Loans, Canadian Revolving Loans and Term Loans (each as defined in the Original Credit Agreement), respectively, outstanding immediately prior to the Effective Date.

(g)           Prepayment.  All outstanding Loans (as defined in the Original Credit Agreement) shall have been prepaid substantially concurrently with the effectiveness of this Amendment and the making of the Loans contemplated under Sections 2 and 4(f).

In addition, the effectiveness of this Amendment (other than Sections 5, 6, 7 and 8 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 3 hereof.

Section 5.           Fees and Expenses.  The Borrowers agree to reimburse the Administrative Agent and the Canadian Agent, in each case, for the reasonable out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent, and Borden Ladner Gervais LLP, counsel for the Canadian Agent.  In addition, the Borrowers agree to pay (a) to the Administrative Agent, the Canadian Agent and Wells Fargo Securities, LLC all fees separately agreed to with the Borrowers on or before the Effective Date and (b) a consent fee (the “Consent Fee”) payable for the account of each Lender that has returned an executed signature page to this Amendment (each, a “Consenting Lender”) equal to 0.125% of the sum of (x) the Term Loan Commitment, if any, of such Consenting Lender under the Restated Credit Agreement and (y) the Revolving Commitment, if any, of such Consenting Lender under the Restated Credit Agreement, in each case on the Effective Date.  The Consent Fee shall be fully earned and due and payable in full in cash on the Effective Date.

Section 6.           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 7.           Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.           Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.           Effect of Amendment.  On and after the effectiveness of this Amendment, each reference to the Original Credit Agreement in any other Credit Document shall mean and be a reference to the Restated Credit Agreement.  Except as set forth herein or in the Restated Credit Agreement, the Original Credit Agreement, the Notes and each of the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as expressly set forth herein or in the Restated Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Original Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other provision of the Original Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

Section 10.         Acknowledgement and Reaffirmation of Borrowers and Guarantors.  Except as expressly provided herein, the Borrowers and Guarantors acknowledge and consent to all terms and conditions of this Amendment and the Restated Credit Agreement.  Except as expressly provided herein, each Borrower and Guarantor hereby ratifies and confirms its obligations under the Restated Credit Agreement, including, without limitation, its Guaranty.

Section 11.         Security Documents.  Immediately upon the effectiveness of this Amendment, (a) all security interests and other liens granted to or held by the Collateral Agent (as defined in the Original Credit Agreement) for the benefit of the Secured Parties (as defined in the Original Credit Agreement) as security for the Credit Party Obligations shall be automatically released and discharged and (b) all Security Documents (as defined in the Original Credit Agreement) shall automatically terminate and have no further force or effect, and all obligations of the Credit Parties under each of the Security Documents shall be automatically released and discharged.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	ROCK-TENN COMPANY

	By:	/s/	Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer (Principal Financial Officer)

ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU
CANADA

	By:	/s/	Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer

[Signature Page to RockTenn Amendment No. 3]

U.S. GUARANTORS:	PCPC, INC.
PREFLEX LLC
ROCKTENN CP, LLC
ROCK-TENN ASTRA, LLC
ROCK-TENN CANADA HOLDINGS, INC.
ROCK-TENN COMPANY OF TEXAS
ROCK-TENN CONVERTING COMPANY
ROCK-TENN LEASING COMPANY, LLC
By: ROCK-TENN CONVERTING COMPANY,
its Sole and Managing Member
ROCK-TENN MILL COMPANY, LLC
ROCK TENN PARTITION COMPANY
ROCK-TENN SERVICES INC.
ROCK-TENN SHARED SERVICES, LLC
ROCKTENN-SOLVAY, LLC
ROCKTENN-SOUTHERN CONTAINER, LLC
ROCK-TENN XL, LLC
ROCK-TENN XLS, LLC
STONE GLOBAL, INC.
TENCORR CONTAINERBOARD, LLC
WALDORF CORPORATION

By:	/s/	Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer

[Signature Page to RockTenn Amendment No. 3]

CANADIAN GUARANTORS:	ROCKTENN MERCHANDISING DISPLAY
COMPANY OF CANADA
EMBALLAGES ROCKTENN–MONTRÉAL
INC./ROCKTENN–MONTRÉAL PACKAGING INC.
EMBALLAGES ROCKTENN – SAINTE-MARIE
INC./ROCKTENN – SAINTE-MARIE PACKAGING
INC.
EMBALLAGES ROCKTENN – WARWICK
INC./ROCKTENN – WARWICK PACKAGING INC.
3242795 NOVA SCOTIA LIMITED
3242796 NOVA SCOTIA LIMITED
ROCKTENN – CONTAINER CANADA, L.P.
By: 3242795 NOVA SCOTIA LIMITED,
its Sole General Partner
ROCKTENN – PREPRINT CANADA INC.

By:	/s/	Steven C. Voorhees
Name: Steven C. Voorhees
Title: Executive Vice-President, Chief Financial Officer
And Chief Administrative Officer

[Signature Page to RockTenn Amendment No. 3]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, Issuing Lender and U.S. Swingline Lender

	By:	/s/	Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Signature Page to RockTenn Amendment No. 3]

CANADIAN AGENT:	BANK OF AMERICA, N.A.,
acting through its Canada Branch,
as Canadian Agent, Issuing Lender and Canadian Swingline Lender

	By:	/s/	Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	JPMORGAN CHASE BANK N.A.,
as a Lender and Issuing Lender

	By:	/s/	John A. Horst
Name: John A. Horst
Title: Credit Executive

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	SUNTRUST BANK,
as a Lender and Issuing Bank

	By:	/s/	Johnetta Bush
Name: Johnetta Bush
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	1st Farm Credit Services, PCA,
as a Lender

	By:	/s/	Corey Waldinger
Name: Corey Waldinger
Title: Vice President, Capital Markets

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	1st Farm Credit Services, PCA,
as a Term Loan Lender

	By:	/s/	Corey Waldinger
Name: Corey Waldinger
Title: Vice President, Capital Markets

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	AGCHOICE FARM CREDIT, ACA,
as a Lender

	By:	/s/	Mark F. Kerstetter
Name: Mark F. Kerstetter
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	AGCHOICE FARM CREDIT, ACA,
as a Term Loan Lender

	By:	/s/	Mark F. Kerstetter
Name: Mark F. Kerstetter
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	AGFIRST FARM CREDIT BANK,
as a Term Loan Lender

	By:	/s/	Matthew H. Jeffords
Name: Matthew H. Jeffords
Title: Asst. Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	AGFIRST FARM CREDIT BANK,
as a Lender

	By:	/s/	Matthew H. Jeffords
Name: Matthew H. Jeffords
Title: Asst. Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	AgStar Financial Service, PCA,
as a Lender

	By:	/s/	Troy Mostaert
Name: Troy Mostaert
Title: Vice President Capital Markets

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	AgStar Financial Service, PCA,
as a Term Loan Lender

	By:	/s/	Troy Mostaert
Name: Troy Mostaert
Title: Vice President Capital Markets

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	AMERICAN AGCREDIT, PCA,
as a Lender

	By:	/s/	Janice T. Thede
Name: Janice T. Thede
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	AMERICAN AGCREDIT, PCA,
as a Lender

	By:	/s/	Janice T. Thede
Name: Janice T. Thede
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	American Savings Bank, F.S.B.,
as a Lender

	By:	/s/	Rian DuBach
Name: Rian DuBach
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	American Savings Bank, F.S.B.,
as a Term Loan Lender

	By:	/s/	Rian DuBach
Name: Rian DuBach
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	APIDOS CDO I,
as a Term Loan Lender

	By:	Its Investment Advisor CVC Credit Partners, LLC

	By:	/s/	Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	APIDOS CDO I,
as a Lender

	By:	Its Investment Advisor CVC Credit Partners, LLC

	By:	/s/	Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Atlantic Capital Bank,
as a Lender

	By:	/s/	H. Glenn Little
Name: H. Glenn Little
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Atlantic Capital Bank,
as a Term Loan Lender

	By:	/s/	H. Glenn Little
Name: H. Glenn Little
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Badgerland Financial, FLCA,
as a Term Loan Lender

	By:	/s/	Kenneth H. Rue
Name: Kenneth H. Rue
Title: Vice President – Capital Markets

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Badgerland Financial, FLCA,
as a Lender

	By:	/s/	Kenneth H. Rue
Name: Kenneth H. Rue
Title: Vice President – Capital Markets

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Bank of America, N.A.,
as a Lender

	By:	/s/	Michael Delaney
Name: Michael Delaney
Title: Director

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Bank of America, N.A.,
as a Term Loan Lender

	By:	/s/	Michael Delaney
Name: Michael Delaney
Title: Director

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	BANK OF CHINA, NEW YORK BRANCH,
as a Lender

	By:	/s/	Haifeng Xu
Name: Haifeng Xu
Title: Assistant General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	BANK OF CHINA, NEW YORK BRANCH,
as a Term Loan Lender

	By:	/s/	Haifeng Xu
Name: Haifeng Xu
Title: Assistant General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/	Latra Gimena
Name: Latra Gimena
Title: Director

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Bank of Taiwan, New York Branch,
as a Lender

	By:	/s/	Kevin H. Hsieh
Name: Kevin H. Hsieh
Title: Vice President & General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Bank of Taiwan, New York Branch,
as a Term Loan Lender

	By:	/s/	Kevin H. Hsieh
Name: Kevin H. Hsieh
Title: Vice President & General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Barclays Bank PLC,
as a Lender

	By:	/s/	Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Barclays Bank PLC,
as a Term Loan Lender

	By:	/s/	Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Branch Banking and Trust Company,
as a Term Loan Lender

	By:	/s/	Robert T. Barnaby
Name: Robert T. Barnaby
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

	By:	/s/	Akiko Farnsworth
Name: Akiko Farnsworth
Title: Associate

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Term Loan Lender

	By:	/s/	Akiko Farnsworth
Name: Akiko Farnsworth
Title: Associate

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Branch Banking and Trust Company,
as a Lender

	By:	/s/	Robert T. Barnaby
Name: Robert T. Barnaby
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH,
as a Lender

	By:	/s/	Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: Vice President & General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH,
as a Term Loan Lender

	By:	/s/	Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: Vice President & General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Canadian Imperial Bank of Commerce, New York Agency,
as a Lender

	By:	/s/	Eoin Roche
Name: Eoin Roche
Title: Executive Director

If a second signature is necessary:

By:	/s/	Darrel Ho
Name: Darrel Ho
Title: Executive Director

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Canadian Imperial Bank of Commerce, New York Agency,
as a Term Loan Lender

	By:	/s/	Eoin Roche
Name: Eoin Roche
Title: Executive Director

If a second signature is necessary:

By: /s/	Darrel Ho
Name: Darrel Ho
Title: Executive Director

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Citibank, N.A. ,
as a Lender

	By:	/s/	Jason Quinn
Name: Jason Quinn
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Citibank, N.A. ,
as a Term Loan Lender

	By:	/s/	Jason Quinn
Name: Jason Quinn
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	City National Bank,
as a Lender

	By:	/s/	Jeanine Smith
Name: Jeanine Smith
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	City National Bank,
as a Term Loan Lender

	By:	/s/	Jeanine Smith
Name: Jeanine Smith
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	COBANK, ACB,
as a Lender

	By:	/s/	Michael Tolsignant
Name: Michael Tolsignant
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	COBANK, ACB,
as a Term Loan Lender

	By:	/s/	Michael Tolsignant
Name: Michael Tolsignant
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Community & Southern Bank,
as a Lender

	By:	/s/	Thomas A. Bethel
Name: Thomas A. Bethel
Title: Corporate Banking Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Community & Southern Bank,
as a Term Loan Lender

	By:	/s/	Thomas A. Bethel
Name: Thomas A. Bethel
Title: Corporate Banking Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	E.Sun Commercial Bank, Ltd., Los Angeles Branch,
as a Lender

	By:	/s/	Edward Chen
Name: Edward Chen
Title: Vice President & General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	E.Sun Commercial Bank, Ltd., Los Angeles Branch,
as a Term Loan Lender

	By:	/s/	Edward Chen
Name: Edward Chen
Title: Vice President & General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Far East National Bank
as a Lender

	By:	/s/	Eric Lee
Name: Eric Lee
Title: First Vice President & General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Far East National Bank
as a Term Loan Lender

	By:	/s/	Eric Lee
Name: Eric Lee
Title: First Vice President & General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	FARM CREDIT WEST, PCA,
as a Lender

	By:	/s/	Ben Madonna
Name: Ben Madonna
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	FARM CREDIT WEST, PCA,
as a Term Loan Lender

	By:	/s/	Ben Madonna
Name: Ben Madonna
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Farm Credit Bank of Texas,
as a Lender

	By:	/s/	Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director of Capital Markets

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Farm Credit Bank of Texas,
as a Term Loan Lender

	By:	/s/	Luis M. H. Requejo
Name: Luis M. H. Requejo
Title: Director of Capital Markets

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	United FCS, PCA, dba FCS Commercial Finance Group
as a Lender

	By:	/s/	Warren Shoen
Name: Warren Shoen
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	United FCS, PCA, dba FCS Commercial Finance Group
as a Term Loan Lender

	By:	/s/	Warren Shoen
Name: Warren Shoen
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	FCS Financial, PCA,
as a Lender

	By:	/s/	Sean Unterreiner
Name: Sean Unterreiner
Title: Senior Lending Officer

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	FCS Financial, PCA,
as a Term Loan Lender

	By:	/s/	Sean Unterreiner
Name: Sean Unterreiner
Title: Senior Lending Officer

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Farm Credit Services of Mid-America, PCA,
as a Lender

	By:	/s/	Josh Bloyd
Name: Josh Bloyd
Title: Credit Officer

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Farm Credit Services of Mid-America, PCA,
as a Term Loan Lender

	By:	/s/	Josh Bloyd
Name: Josh Bloyd
Title: Credit Officer

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	FIFTH THIRD BANK,
as a Term Loan Lender

	By:	/s/	Kenneth W. Deere
Name: Kenneth W. Deere
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	FIFTH THIRD BANK,
as a Lender

	By:	/s/	Kenneth W. Deere
Name: Kenneth W. Deere
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	FIRST HAWAIIAN BANK,
as a Lender

	By:	/s/	Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	FIRST HAWAIIAN BANK,
as a Term Loan Lender

	By:	/s/	Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	First Niagara Bank, N.A.,
as a Lender

	By:	/s/	Troy Jones
Name: Troy Jones
Title: Assistant Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	First Niagara Bank, N.A.,
as a Term Loan Lender

	By:	/s/	Troy Jones
Name: Troy Jones
Title: Assistant Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	First Tennessee Bank National Association,
as a Lender

	By:	/s/	Jamie M. Swisher
Name: Jamie M. Swisher
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	First Tennessee Bank National Association,
as a Term Loan Lender

	By:	/s/	Jamie M. Swisher
Name: Jamie M. Swisher
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Firstrust Bank,
as a Lender

	By:	/s/	Ellen Frank
Name: Ellen Frank
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Firstrust Bank,
as a Term Loan Lender

	By:	/s/	Ellen Frank
Name: Ellen Frank
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Fresno-Madera Production Credit Association,
as a Term Loan Lender

	By:	/s/	Robert Herrick
Name: Robert Herrick
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Fresno-Madera Production Credit Association,
as a Lender

	By:	/s/	Robert Herrick
Name: Robert Herrick
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	GreenStone Farm Credit Services ACA/FLCA,
as a Term Loan Lender

	By:	/s/	Jeff Pavlik
Name: Jeff Pavlik
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	GreenStone Farm Credit Services ACA/FLCA,
as a Lender

	By:	/s/	Jeff Pavlik
Name: Jeff Pavlik
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	HSBC Bank USA, NA,
as a Lender

	By:	/s/	Santiago Riviere
Name: Santiago Riviere
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	HSBC Bank USA, NA,
as a Term Loan Lender

	By:	/s/	Santiago Riviere
Name: Santiago Riviere
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY,
as a Term Loan Lender

	By:	/s/	Henry Hsieh
Name: Henry Hsieh
Title: Assistant Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY,
as a Lender

	By:	/s/	Henry Hsieh
Name: Henry Hsieh
Title: Assistant Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	JP MORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/	B. Michael Marino
Name: B. Michael Marino
Title: Managing Director

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	JP MORGAN CHASE BANK, N.A.,
as a Term Loan Lender

	By:	/s/	B. Michael Marino
Name: B. Michael Marino
Title: Managing Director

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	KEY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/	Marcel Fournier
Name: Marcel Fournier
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	KEY BANK NATIONAL ASSOCIATION,
as a Term Loan Lender

	By:	/s/	Marcel Fournier
Name: Marcel Fournier
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Mega International Commercial Bank, Co. Ltd., Silicon Valley Branch,
as a Lender

	By:	/s/	Yuan-Hsi Lin
Name: Yuan-Hsi Lin
Title: Senior Vice President & General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Mega International Commercial Bank, Co. Ltd., Silicon Valley Branch,
as a Term Loan Lender

	By:	/s/	Yuan-Hsi Lin
Name: Yuan-Hsi Lin
Title: Senior Vice President & General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Mega International Commercial Bank, Co. Ltd., Chicago Branch,
as a Term Loan Lender

	By:	/s/	Ko, Yi-Ming
Name: Ko, Yi-Ming
Title: Vice President & General Manager

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Mega International Commercial Bank, Co. Ltd., Chicago Branch,
as a Lender

	By:	/s/	Ko, Yi-Ming
Name: Ko, Yi-Ming
Title: Vice President & General Manager

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	MERCANTIL COMMERCEBANK, N.A.,
as a Term Loan Lender

	By:	/s/	Alan Hills
Name: Alan Hills
Title:

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	MERCANTIL COMMERCEBANK, N.A.,
as a Lender

	By:	/s/	Alan Hills
Name: Alan Hills
Title:

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Mizuho Corporate Bank, Ltd.,
as a Lender

	By:	/s/	Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Mizuho Corporate Bank, Ltd.,
as a Term Loan Lender

	By:	/s/	Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	The Northern Trust,
as a Lender

	By:	/s/	Kathryn Schad Reuther
Name: Katherine Schad Reuther
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	The Northern Trust,
as a Term Loan Lender

	By:	/s/	Kathryn Schad Reuther
Name: Katherine Schad Reuther
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Northwest Farm Credit Services, PCA,
as a Lender

	By:	/s/	Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Northwest Farm Credit Services, PCA,
as a Term Loan Lender

	By:	/s/	Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	PNC BANK, N.A.,
as a Lender

	By:	/s/	James R. Pryor
Name: James R. Pryor
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	PNC BANK, N.A.,
as a Term Loan Lender

	By:	/s/	James R. Pryor
Name: James R. Pryor
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch.,
as a Lender

	By:	/s/	Michael Harder
Name: Michael Harder
Title: Executive Director

If a second signature is necessary:

By:	Van Brandenburg
Name: Van Brandenburg
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch.,
as a Term Loan Lender

	By:	/s/	Michael Harder
Name: Michael Harder
Title: Executive Director

If a second signature is necessary:

By:	Van Brandenburg
Name: Van Brandenburg
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Royal Bank of Canada,
as a Term Loan Lender

	By:	/s/	Glen Barisoff
Name: Glen Barisoff
Title: Authorized Signatory

If a second signature is necessary:
By:	Baljit Mann
Name: Baljit Mann
Title: Authorized Signatory

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Royal Bank of Canada,
as a Lender

	By:	/s/	Glen Barisoff
Name: Glen Barisoff
Title: Authorized Signatory

If a second signature is necessary:

By:	Baljit Mann
Name: Baljit Mann
Title: Authorized Signatory

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	RBS Citizens, N.A.,
as a Lender

	By:	/s/	Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	RBS Citizens, N.A.,
as a Term Loan Lender

	By:	/s/	Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Regions Bank,
as a Lender

	By:	/s/	Stephen A. Brothers
Name: Stephen A. Brothers
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Regions Bank,
as a Term Loan Lender

	By:	/s/	Stephen A. Brothers
Name: Stephen A. Brothers
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Sumitomo Mitsui Banking Corporation,
as a Lender

	By:	/s/	Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Sumitomo Mitsui Banking Corporation,
as a Term Loan Lender

	By:	/s/	Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Sabadell United Bank, N.A.,
as a Lender

	By:	/s/	Maurici Llado
Name: Maurici Llado
Title: Executive Vice President – Corporate & Commercial Banking

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Sabadell United Bank, N.A.,
as a Term Loan Lender

	By:	/s/	Maurici Llado
Name: Maurici Llado
Title: Executive Vice President – Corporate & Commercial Banking

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	SUNTRUST BANK,
as a Lender

	By:	/s/	Johnetta Bush
Name: Johnetta Bush
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	SUNTRUST BANK,
as a Term Loan Lender

	By:	/s/	Johnetta Bush
Name: Johnetta Bush
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Synovus Bank,
as a Lender

	By:	/s/	John R. Frierson
Name: John R. Frierson
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Synovus Bank,
as a Term Loan Lender

	By:	/s/	John R. Frierson
Name: John R. Frierson
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	TD BANK, N.A.
as a Lender

	By:	/s/	Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	TD BANK, N.A.
as a Term Loan Lender

	By:	/s/	Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	US Bank, National Association,
as a Lender

	By:	/s/	Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	US Bank, National Association,
as a Term Loan Lender

	By:	/s/	Steven L. Sawyer
Name: Steven L. Sawyer
Title: Vice President

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, Issuing Lender and U.S. Swingline Lender

	By:	/s/	Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	Wells Fargo Bank, National Association,
as a Lender

	By:	/s/	Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

TERM LOAN LENDERS:	Wells Fargo Bank, National Association,
as a Term Loan Lender

	By:	/s/	Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Term Loan Lender Signature Page to RockTenn Amendment No. 3]

REVOLVING LENDERS:	WELLS FARGO CAPITAL FINANCE COPORATION CANADA,
as a Canadian Lender

	By:	/s/	Raymond Eghobamien
Name: Raymond Eghobamien
Title: Vice President
Wells Fargo Capital Finance
Corporation Canada

[Revolving Lender Signature Page to RockTenn Amendment No. 3]

ANNEX A

$2,697,575,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 27, 2011
and amended and restated as of
September 27, 2012

among,

ROCK-TENN COMPANY,
as a Borrower,

ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU CANADA,
as the Canadian Borrower,

CERTAIN SUBSIDIARIES OF ROCK-TENN COMPANY
FROM TIME TO TIME PARTY HERETO,
as Guarantors,

THE LENDERS PARTIES HERETO,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

and

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH,
as Canadian Agent

WELLS FARGO SECURITIES, LLC,
SUNTRUST ROBINSON HUMPHREY, INC.,
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, NEW YORK BRANCH,
J.P. MORGAN SECURITIES LLC and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Joint Lead Arrangers and Joint Book Runners

SUNTRUST BANK and
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, NEW YORK BRANCH,
as Syndication Agents

BANK OF AMERICA, N.A.  and
JPMORGAN CHASE BANK, N.A.,
as Documentation Agents

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS		1

1.1	Definitions	1
1.2	Computation of Time Periods	38
1.3	Accounting Terms	38
1.4	Exchange Rates; Currency Equivalents	39
1.5	Effect of Restatement	39

ARTICLE II CREDIT FACILITY		39

2.1	U.S. Revolving Loans	39
2.2	Canadian Revolving Loans	41
2.3	Term Loan	46
2.4	[Reserved]	48
2.5	U.S. Swingline Loan Subfacility	48
2.6	Canadian Swingline Loan Subfacility	50
2.7	Letter of Credit Subfacility	53
2.8	Default Rate	56
2.9	Conversion Options	56
2.10	Prepayments	57
2.11	Termination and Reduction of Commitments; Reallocation of Committed Amounts	62
2.12	Fees	64
2.13	Computation of Interest and Fees	65
2.14	Pro Rata Treatment and Payments	66
2.15	Non-Receipt of Funds by an Agent	69
2.16	Inability to Determine Interest Rate	70
2.17	Illegality	70
2.18	Requirements of Law	71
2.19	Indemnity	72
2.20	Taxes	73
2.21	Indemnification; Nature of Issuing Lender’s Duties	75
2.22	Replacement of Lenders	76
2.23	Relationship between the Agents	77
2.24	Defaulting Lenders	77
2.25	Incremental Loans	79
2.26	Extension Offers	83

ARTICLE III REPRESENTATIONS AND WARRANTIES		84

3.1	Corporate Existence; Compliance with Law	84
3.2	Corporate Power; Authorization	85
3.3	Enforceable Obligations	85
3.4	No Legal Bar	85
3.5	No Material Litigation	85
3.6	Investment Company Act	85
3.7	Margin Regulations	85
3.8	Compliance with Environmental Laws	86

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Page

3.9	Insurance	86
3.10	No Default of Contractual Obligations	87
3.11	No Burdensome Restrictions	87
3.12	Taxes	87
3.13	Subsidiaries	87
3.14	Financial Statements, Fiscal Year and Fiscal Quarters	87
3.15	ERISA	88
3.16	Intellectual Property	89
3.17	Ownership of Property; Liens	89
3.18	Existing Indebtedness	90
3.19	Solvency	90
3.20	Labor Matters	90
3.21	Payment or Dividend Restrictions	91
3.22	Accuracy and Completeness of Information	91
3.23	Compliance with Trading with the Enemy Act, OFAC Rules and Regulations, Patriot Act and FCPA	91
3.24	Use of Proceeds	92
3.25	Consummation of Acquisition; Representations and Warranties from SSCC Merger Agreement	92
3.26	Business Locations	92
3.27	[Reserved]	92
3.28	[Reserved]	92
3.29	[Reserved]	92
3.30	Classification of Senior Indebtedness	92
3.31	Brokers’ Fees	93

ARTICLE IV CONDITIONS PRECEDENT		93

4.1	Conditions to Closing Date and Initial Revolving Loans and Term Loans	93
4.2	Conditions to Subsequent Extensions of Credit	97
4.3	Conditions to Effectiveness	98

ARTICLE V AFFIRMATIVE COVENANTS		98

5.1	Corporate Existence, Etc.	98
5.2	Compliance with Laws, Etc.	99
5.3	Payment of Taxes and Claims	99
5.4	Keeping of Books	99
5.5	Visitation, Inspection, Etc.	99
5.6	Insurance; Maintenance of Properties and Licenses	99
5.7	Financial Reports; Other Notices	100
5.8	Notices Under Certain Other Indebtedness	102
5.9	Notice of Litigation	102
5.10	Additional Guarantors	102
5.11	[Reserved]	103
5.12	Further Assurances; Post-Closing Covenants	103
5.13	Use of Proceeds	104

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Page

ARTICLE VI NEGATIVE COVENANTS		104

6.1	Financial Requirements	104
6.2	Liens	105
6.3	Indebtedness	107
6.4	Merger and Sale of Assets	108
6.5	Transactions with Affiliates	110
6.6	Nature of Business	110
6.7	Regulations T, U and X	111
6.8	ERISA Compliance	111
6.9	Limitations on Subsidiaries Which Are Not Restricted Subsidiaries	111
6.10	Limitation on Investments	111
6.11	Limitation on Securitization Undertakings of the Borrowers and Restricted Subsidiaries	113
6.12	Restrictive Agreements; Negative Pledges	113
6.13	Restricted Payments	113
6.14	[Reserved]	113
6.15	Fiscal Year; Accounting Policies; Organizational Documents; IDB Bonds	114
6.16	Ownership of Restricted Subsidiaries	114
6.17	[Reserved]	114
6.18	Prepayment and Amendment of Certain Debt; Designation of Senior Debt	114
6.19	Sale Leasebacks	114
6.20	[Reserved]	115

ARTICLE VII EVENTS OF DEFAULT		115

7.1	Events of Default	115
7.2	Acceleration; Remedies	117

ARTICLE VIII AGENCY PROVISIONS		118

8.1	Appointment	118
8.2	Delegation of Duties	118
8.3	Exculpatory Provisions	119
8.4	Reliance by Agents	120
8.5	Notice of Default	120
8.6	Non-Reliance on Agents and Other Lenders	120
8.7	[Reserved]	121
8.8	Agents in Their Individual Capacity	121
8.9	Successor Agent; Issuing Lender; Swingline Lender	121
8.10	Patriot Act Notice	122
8.11	Guaranty Matters	122
8.12	Withholding	122

ARTICLE IX MISCELLANEOUS		123

9.1	Amendments and Waivers	123
9.2	Notices	126
9.3	No Waiver; Cumulative Remedies	128
9.4	Survival of Representations and Warranties	128
9.5	Payment of Expenses and Taxes	128

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Page

9.6	Successors and Assigns; Participations; Purchasing Lenders	129
9.7	Adjustments; Set-off	133
9.8	Table of Contents and Section Headings	134
9.9	Counterparts; Electronic Execution	134
9.10	[Reserved]	134
9.11	Severability	134
9.12	Integration	134
9.13	Governing Law	134
9.14	Consent to Jurisdiction and Service of Process	134
9.15	Confidentiality	135
9.16	Acknowledgments	136
9.17	Waivers of Jury Trial	136
9.18	Judgment Currency	136
9.19	Subordination of Intercompany Debt	137

ARTICLE X GUARANTY OF COMPANY OBLIGATIONS		137

10.1	The Guaranty	137
10.2	Bankruptcy	138
10.3	Nature of Liability	138
10.4	Independent Obligation	138
10.5	Authorization	138
10.6	Reliance	139
10.7	Waiver	139
10.8	Limitation on Enforcement	140
10.9	Confirmation of Payment	140

ARTICLE XI GUARANTY OF CANADIAN OBLIGATIONS		140

11.1	The Guaranty	140
11.2	Bankruptcy	141
11.3	Nature of Liability	141
11.4	Independent Obligation	142
11.5	Authorization	142
11.6	Reliance	142
11.7	Waiver	142
11.8	Limitation on Enforcement	143
11.9	Confirmation of Payment	144

ARTICLE XII SPECIAL PROVISIONS APPLICABLE TO LENDERS UPON THE OCCURRENCE OF A SHARING EVENT		144

12.1	Participations	144
12.2	Administrative Agent’s Determinations Binding	144
12.3	Participation Payments in U.S. Dollars	145
12.4	Delinquent Participation Payments	145
12.5	Settlement of Participation Payments	145
12.6	Participation Obligations Absolute	145
12.7	Increased Costs; Indemnities	146
12.8	Provisions Solely to Effect Intercreditor Agreement	146

-iv-

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 27, 2011 and amended and restated as of September 27, 2012 (this “Agreement” or “Credit Agreement”), is by and among ROCK-TENN COMPANY, a Georgia corporation (the “Company”), ROCK-TENN COMPANY OF CANADA/COMPAGNIE ROCK-TENN DU CANADA, a Nova Scotia unlimited company (the “Canadian Borrower,” and, together with the Company and any other Subsidiary of the Company designated by the Company as an additional Borrower pursuant to Section 2.1(f) or Section 2.2(h) hereof, the “Borrowers”), those Domestic Subsidiaries of the Company identified as “U.S. Guarantors” on the signature pages hereto and such other Domestic Subsidiaries of the Company that hereafter become parties hereto (collectively, the “U.S. Guarantors”), those Subsidiaries and the parent of the Canadian Borrower identified as “Canadian Guarantors” on the signature pages hereto and such other Subsidiaries of the Canadian Borrower that hereafter become parties hereto (collectively, the “Canadian Guarantors”), the lenders named herein and such other lenders that hereafter become parties hereto (collectively, the “Lenders” and individually, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian administrative agent for the Lenders (the “Canadian Agent”).

W I T N E S S E T H

WHEREAS, the Borrowers, the U.S. Guarantors and the Canadian Guarantors are party to that certain Credit Agreement dated as of May 27, 2011, as amended by Amendment No. 1, dated as of December 2, 2011, and Amendment No. 2, dated as of March 30, 2012 (the “Original Credit Agreement”) among the Borrowers, the U.S. Guarantors, the Canadian Guarantors, the Administrative Agent, the Canadian Agent, the Lenders from time to time party thereto and the other parties thereto, under which the Lenders extended credit to the Borrowers in the form of (a) term loans on the Closing Date, in an aggregate principal amount of U.S.$1,475 million, (b) term loans on the Amendment No. 1 Effective Date, in an aggregate principal amount of U.S.$227 million, and (c) Revolving Loans at any time and from time to time prior to the Original Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of U.S.$1,475 million;

WHEREAS, the Lenders have agreed to make the requested credit facilities available to the Borrowers on the terms and conditions set forth in the Amendment Agreement;

NOW, THEREFORE, subject to the conditions set forth herein, the Original Credit Agreement shall be, and hereby is, amended and restated in its entirety as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions.

As used in this Credit Agreement, the following terms have the meanings specified below unless the context otherwise requires:

“1995 Senior Note Indenture” means the Indenture, dated as of July 31, 1995, between the Company and U.S. Bank, National Association (as successor trustee to SunTrust Bank and Trust Company Bank), as amended and supplemented from time to time.

“2008 Senior Note Indenture” means the Indenture, dated as of March 5, 2008, among the Company, the guarantors party thereto and HSBC Bank, USA National Association, as trustee, as amended and supplemented from time to time.

“2011 Senior Notes” means the Company’s U.S.$250,000,000 8.20% senior public notes due August, 2011, issued pursuant to the 1995 Senior Note Indenture.

“2013 Senior Notes” means the Company’s U.S.$100,000,000 5.625% senior public notes due March, 2013, issued pursuant to the 1995 Senior Note Indenture.

“2016 Senior Notes” means the Company’s U.S.$300,000,000 9.25% senior notes due March, 2016 issued pursuant to the 2008 Senior Note Indenture.

“Acceptable Price” has the meaning specified in Section 2.10(f)(iii).

“Acceptance Date” has the meaning specified in Section 2.10(f)(ii).

“Acceptance Lender” means a Canadian Lender who purchases Acceptance Notes in accordance with Section 2.2(f)(vii) but does not accept or purchase Bankers’ Acceptances.

“Acceptance Note” has the meaning set forth in Section 2.2(f)(vii).

“Account Designation Letter” means the Notice of Account Designation Letter dated the Closing Date from the Borrowers to the Administrative Agent in substantially the form of Schedule 1.1(a) to the Original Credit Agreement.

“Acquired Company” has the meaning set forth in the definition of “SSCC Acquisition.”

“Acquisition” means any acquisition, whether by stock purchase, asset purchase, merger, amalgamation, consolidation or otherwise of a Person or a business line of a Person.

“Additional Credit Party” means each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

“Administrative Agent” has the meaning set forth in the introductory paragraph hereof, together with any successors or assigns.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, a Person shall be deemed to be “controlled by” a Person if such Person possesses, directly or indirectly, power either (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Agents” means the Administrative Agent and the Canadian Agent.

“Aggregate Revolving Committed Amount” means ONE BILLION, FOUR HUNDRED SEVENTY-FIVE MILLION U.S. DOLLARS (U.S.$1,475,000,000), which amount shall be automatically reduced by any permanent reduction of the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount in accordance with the terms of Section 2.11.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Alternate Base Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greatest of (i) the Federal Funds Rate in effect on such day plus ½ of 1%, (ii) the Prime Rate in effect on such day and (iii) except during any period of time during which a notice delivered to the Borrowers under Section 2.16 shall remain in effect, LIBOR for an Interest Period of one month plus 1%.  If for any reason the Administrative Agent shall have reasonably determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (i) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, LIBOR or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate, LIBOR or the Federal Funds Rate, respectively.

“Alternate Base Rate Loans” means Loans that bear interest at an interest rate based on the Alternate Base Rate.

“Amendment Agreement” means Amendment No. 3 to the Original Credit Agreement, dated as of September 27, 2012, among the Borrowers, the Guarantors, the Administrative Agent, the Canadian Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” means December 2, 2011.

“Applicable Canadian Revolver BA Margin” means the per annum interest rate from time to time in effect and payable in addition to the BA Rate applicable to the Canadian Revolving Loan, as determined by reference to the definition of “Applicable Percentage”.

“Applicable Borrower” means (i) with respect to all Loans other than Canadian Revolving Loans and Canadian Swingline Loans, the Company, and (ii) with respect to Canadian Revolving Loans and Canadian Swingline Loans, the Canadian Borrower.

“Applicable Discount” has the meaning specified in Section 2.10(f)(iii).

“Applicable Percentage” means, for any day, with respect to (a) Revolving Loans and Commitment Fees, the rate per annum set forth in the table below opposite the applicable level then in effect, it being understood that the Applicable Percentage for (i) that portion of the Revolving Loans consisting of Base Rate Loans shall be (x) prior to the earlier of (1) the date on which the Borrowers exercise the Leverage Reduction Option and such exercise becomes effective in accordance with Section 6.1(b) and (2) October 1, 2013 (such earlier date, the “Reduction Date”), the percentage set forth under the column “Base Rate Loans” plus 0.250% and (y) on and after the Reduction Date, the percentage set forth under the column “Base Rate Loans,” (ii) that portion of the Revolving Loans consisting of LIBOR Rate Loans and the Letter of Credit Fee shall be (x) prior to the Reduction Date, the percentage set forth under the column “LIBOR Rate Loans and Letter of Credit Fee” plus 0.250% and (y) on and after the Reduction Date, the percentage set forth under the column “LIBOR Rate Loans and Letter of Credit Fee,” (iii) Revolving Loans consisting of Bankers’ Acceptance Advances shall be (x) prior to Reduction Date, the percentage set forth under the column “Bankers’ Acceptance Advances” plus 0.250% and (y) on and after the Reduction Date, the percentage set forth under the column “Bankers’ Acceptance Advances” and (iv) the Commitment Fees shall be (x) prior to the Reduction Date, the percentage set forth under the column “Commitment Fee” plus 0.025% and (y) on and after the Reduction Date, the percentage set forth under the column “Commitment Fee” and (b) the Term Loan, the rate per annum set forth in the table below opposite the applicable level then in effect, it being understood that the Applicable Percentage for (i) that portion of the Term Loan consisting of Base Rate Loans shall be (x) prior to the Reduction Date, the percentage set forth under the column “Base Rate Loans” plus 0.250% and (y) on and after the Reduction Date, the percentage set forth under the column “Base Rate Loans,” and (ii) that portion of the Term Loan consisting of LIBOR Rate Loans shall be (x) prior to the Reduction Date, the percentage set forth under the column “LIBOR Rate Loans and Letter of Credit Fee” plus 0.250% and (y) on and after the Reduction Date, the percentage set forth under the column “LIBOR Rate Loans and Letter of Credit Fee”:

Applicable Percentage
Pricing Level	Leverage Ratio	Base Rate Loans	LIBOR Rate Loans and Letter of Credit Fee	Bankers’ Acceptance Advances	Commitment Fee
I	≥ 3.00 to 1.0	0.750%	1.750%	1.750%	0.300%
II	< 3.00 to 1.0 but ≥ 2.50 to 1.0	0.500%	1.500%	1.500%	0.225%
III	< 2.50 to 1.0 but ≥ 2.00 to 1.0	0.250%	1.250%	1.250%	0.200%
IV	< 2.00 to 1.0	0.125%	1.125%	1.125%	0.175%

The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Company the financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Section 5.7 (each an “Interest Determination Date”); provided that any change in the Applicable Percentage resulting from the occurrence of the Reduction Date shall take effect immediately on the Reduction Date.  Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date.  The Applicable Percentages on the Restatement Effective Date shall be based on Level II until the first Interest Determination Date occuring after the delivery of the officer’s compliance certificate pursuant to Section 5.7 for the quarter ending September 30, 2012. After the Closing Date, if the Borrowers shall fail to provide the Required Financial Information for any fiscal quarter or fiscal year, the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrowers were so required to provide such Required Financial Information to the Agents and the Lenders, be based on Level I until such time as such Required Financial Information is provided, whereupon the Level shall be determined by the then current Leverage Ratio.  In the event that any Required Financial Information that is delivered to the Agents is shown to be inaccurate in a manner that results in the miscalculation of the Leverage Ratio (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage applied for such Applicable Period, then the Credit Parties shall immediately (i) deliver to the Administrative Agent corrected Required Financial Information for such Applicable Period, (ii) determine the Applicable Percentage for such Applicable Period based upon the corrected Required Financial Information (which Applicable Percentage shall be made effective immediately in the current period, to the extent applicable) and (iii) immediately pay to the applicable Agent the accrued additional interest owing as a result of such increased Applicable Percentage for such Applicable Period, which payment shall be promptly applied by such Agent in accordance with Section 2.13(a).  It is acknowledged and agreed that nothing contained herein shall limit the rights of the Agents and the Lenders under the Credit Documents, including their rights under Sections 2.8 and 7.2.

“Approved Fund” means any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Disposition” means the disposition of any or all of the assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of a Borrower or any Restricted Subsidiary whether by sale, lease, transfer or otherwise.  The term “Asset Disposition” shall (i) include any “Asset Sale” (or any comparable term) under, and as defined in, the 1995 Senior Note Indenture or 2008 Senior Note Indenture (so long as such Indentures remain in effect), (ii) not include any sales, assignments, transfers or other dispositions of Receivables and related assets and rights pursuant to a Permitted Securitization Transaction or the Receivables Finance Facility, (iii) not include any Equity Offering and (iv) not include any sale, lease, transfer or other disposition of an asset to a Permitted Joint Venture that constitutes an Investment permitted by Section 6.10(j).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Schedule 9.6 to the Amendment Agreement.

“BA Lender” means any Canadian Lender other than the Acceptance Lenders.

“BA Period” means a period of 1, 2, 3 or 6 months or such other period as the Canadian Agent may agree, in each case, commencing on a Business Day selected by Canadian Borrower in its irrevocable Notice of Borrowing or Notice of Extension/Conversion with respect to a Bankers’ Acceptance Advance delivered to the Canadian Agent in accordance with Section 2.2(b) or Section 2.9(b), as applicable; provided that the foregoing provision relating to BA Periods is subject to the following:

(a)           any BA Period that would otherwise extend beyond the Revolving/Term Loan Maturity Date shall end on such date;

(b)           the Canadian Borrower shall select BA Periods so as not to require a payment or prepayment of a Bankers’ Acceptance Advance pursuant to Section 2.10 during a BA Period for such Bankers’ Acceptance Advance; and

(c)           the Canadian Borrower shall select BA Periods so there shall be no more than five (5) separate Bankers’ Acceptance Advances in existence at any one time.

“BA Rate” means (i) in relation to a Bankers’ Acceptance accepted by a Schedule I Lender (as listed in the Bank Act (Canada)), the CDOR Rate; (ii) in relation to a Bankers’ Acceptance accepted by a Schedule II Lender or Schedule III Lender (each as listed in the Bank Act (Canada)), the CDOR Rate plus 0.10% per annum.

“Bank of America” means Bank of America, N.A. and its successors.

“Bankers’ Acceptance” means a bill of exchange subject to the Bills of Exchange Act (Canada) or a depository bill subject to the Depository Bills and Notes Act (Canada) and denominated in Canadian Dollars and drawn by the Canadian Borrower and accepted by a Canadian Lender in accordance with Section 2.2(f) and includes (without duplication) an Acceptance Note.

“Bankers’ Acceptance Advance” means the advance of funds to the Canadian Borrower by way of purchase of Bankers’ Acceptances or of an Acceptance Note, in each case, in accordance with the provisions of Section 2.2(f).

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Base Rate Loans” means all Loans accruing interest based on the Alternate Base Rate, the U.S. Base Rate or the Canadian Prime Rate.

“Borrowers” has the meaning set forth in the introductory paragraph hereof.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that (a) when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term “Business Day” shall also exclude any day on which banks in London, England are not open for dealings in deposits of U.S. Dollars in the London interbank market, (b) the term “Business Day” shall also exclude any day on which banks are not open for foreign exchange dealings between banks in the exchange of the home country of such foreign currency and (c) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Canadian Revolving Loan, the term “Business Day” shall also exclude any day on which banks are authorized or required by law to close in Toronto, Ontario.

“Calculation Date” means the date of the applicable Specified Transaction which gives rise to the requirement to calculate the financial covenants set forth in Section 6.1(a) and (b) on a Pro Forma Basis.

“Calculation Period” means, in respect of any Calculation Date, the period of four fiscal quarters of the Company ended as of the last day of the most recent fiscal quarter of the Company preceding such Calculation Date for which the Administrative Agent shall have received the Required Financial Information.

“Canadian Agent” has the meaning set forth in the introductory paragraph hereof, together with any successors or assigns.

“Canadian Agent’s Office” means, with respect to any currency, the Canadian Agent’s address and, as appropriate, account as set forth on Schedule 9.2 to the Original Credit Agreement with respect to such currency, or such other address or account with respect to such currency as the Canadian Agent may from time to time notify to the Borrowers and the Lenders.

“Canadian Borrower” has the meaning set forth in the introductory paragraph hereof.

“Canadian Credit Party” means any of the Canadian Borrower, any Borrower designated as such under Section 2.2(h) or the Canadian Guarantors.

“Canadian Dollar Equivalent” means, with respect to any amount denominated in U.S. Dollars, the equivalent amount thereof in Canadian Dollars as determined by the Canadian Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Canadian Dollars with U.S. Dollars.

“Canadian Dollars” or “C$” means the lawful currency of Canada.

“Canadian Guarantors” has the meaning set forth in the introductory paragraph hereof.

“Canadian Lenders” means (a) each of the Persons identified as a “Canadian Lender” on Schedule 2.1(a) to the Amendment Agreement, (b) any other entity that may be added as a Canadian Lender in accordance with the terms of this Agreement; provided that such entity is able to fulfill all obligations of a Canadian Lender under the terms of this Agreement (including, but not limited to, the obligation to make Loans in Canadian Dollars) in accordance with the requirements of the Bank Act (Canada), and (c) the successors and assigns of each of the foregoing; provided in all cases that only those entities dealing at arm’s-length with the Canadian Borrower for all purposes of the Income Tax Act (Canada) shall be permitted to be Canadian Lenders hereunder.

“Canadian Lending Office” means, initially, the office of each Canadian Lender designated as such Lender’s Canadian Lending Office shown on Schedule 9.2 to the Original Credit Agreement; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Agents and the Company as the office of such Lender at which Base Rate Loans and Bankers’ Acceptance Advances of such Lender are to be made.

“Canadian Obligations” means all Credit Party Obligations of the Canadian Borrower and the other Canadian Credit Parties.

“Canadian Prime Rate” means a fluctuating rate of interest per annum which is equal to the greater of (i) the reference rate of interest (however designated) of the Canadian Agent for determining interest chargeable by it on Canadian Dollar commercial loans made in Canada at 10:00 a.m.  on such day and (ii) 0.50% above the annual rate for 30-day Canadian Dollar bankers’ acceptances of Schedule I banks that appears on the Reuters Screen CDOR Page as of 10:00 a.m. on such day.

“Canadian Prime Rate Loan” means any Revolving Loan made by the Canadian Lenders in Canadian Dollars accruing interest based on the Canadian Prime Rate.

“Canadian Revolving Commitment” means, with respect to each Canadian Revolving Lender, the commitment of such Canadian Revolving Lender to make Canadian Revolving Loans in an aggregate principal Dollar Amount at any time outstanding up to such Canadian Revolving Lender’s Canadian Revolving Commitment Percentage of the Canadian Revolving Committed Amount.

“Canadian Revolving Commitment Percentage” means, for each Canadian Revolving Lender, the percentage identified as its Canadian Revolving Commitment Percentage on Schedule 2.1(a) to the Amendment Agreement or in the Assignment and Assumption pursuant to which such Canadian Revolving Lender became a Canadian Revolving Lender hereunder, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(b).

“Canadian Revolving Committed Amount” has the meaning set forth in Section 2.2(a).

“Canadian Revolving Lender” means, as of any date of determination, any Canadian Lender holding a Canadian Revolving Commitment on such date.

“Canadian Revolving Loans” means Revolving Loans made to the Canadian Borrower under Section 2.2, including Bankers’ Acceptance Advances.

“Canadian Revolving Note” or “Canadian Revolving Notes” means the promissory notes of the Canadian Borrower provided pursuant to Section 2.2(e) in favor of each of the Canadian Revolving Lenders that requests a promissory note evidencing the Canadian Revolving Loans made by each such Canadian Revolving Lender, individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

“Canadian Swingline Commitment” means the commitment of the Canadian Swingline Lender to make Canadian Swingline Loans in an aggregate principal amount at any time outstanding up to the Dollar Amount of the Canadian Swingline Committed Amount, and the commitment of the Canadian Revolving Lenders to purchase participation interests in the Canadian Swingline Loans as provided in Section 2.6(d)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

“Canadian Swingline Committed Amount” has the meaning set forth in Section 2.6(a).

“Canadian Swingline Lender” means Bank of America, acting through its Canada Branch, in its capacity as such, or any successor Canadian swingline lender hereunder.

“Canadian Swingline Loan” or “Canadian Swingline Loans” has the meaning set forth in Section 2.6(a).

“Canadian Swingline Note” means the promissory note of the Canadian Borrower in favor of the Canadian Swingline Lender evidencing the Canadian Swingline Loans provided pursuant to Section 2.6(i), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

“Capital Assets” means, collectively, for any Person, all fixed assets, whether tangible or intangible determined in accordance with GAAP.

“Capital Lease” means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP as of the Closing Date, be required to be classified and accounted for as a capital lease on a balance sheet of such Person, other than, in the case of a Consolidated Company, any such lease under which another Consolidated Company is the lessor.

“Capital Stock” means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, units or partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person.

“Cash Equivalents” means (i) securities issued or directly and fully guaranteed or insured by the United States of America, Canada or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America or Canada is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition (“Government Obligations”), (ii) U.S. Dollar or Canadian Dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (A) any United States or Canadian commercial bank of recognized standing having capital and surplus in excess of a Dollar Amount of U.S.$250,000,000 or (B) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six (6) months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of a Dollar Amount of U.S.$500,000,000 for direct obligations issued by or fully guaranteed by the United States of America or Canada, (v) obligations of any state of the United States, any province of Canada or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment and (vi) Investments, classified in accordance with GAAP as current assets of the Company or its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments (A) in corporate obligations having a remaining maturity of less than two (2) years, issued by corporations having outstanding comparable obligations that are rated in the two highest categories of Moody’s or S&P or no lower than the two highest long term debt ratings categories of either Moody’s or S&P or (B) of the character, quality and maturity described in clauses (i) - (v) of this definition.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Cash Management Bank” means any Person that, (i)(a) at the time it enters into a Cash Management Agreement, is a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent or (b) is a Lender, Agent or an Affiliate of a Lender or Agent on the Closing Date or becomes a Lender after the Closing Date in connection with the primary syndication thereof and the Cash Management Agreement was entered into on or prior to the Closing Date (even if such Person ceases to be a Lender or Agent or such Person’s Affiliate ceased to be a Lender or Agent), in each case (a) or (b) in its capacity as a party to such Cash Management Agreement; provided, in the case of a Cash Management Agreement with a Person who is no longer a Lender, such Person shall be considered a Cash Management Bank only through the stated maturity date (without extension or renewal or increase in amount) of such Cash Management Agreement and (ii) to the extent it is not a Lender, has provided the Administrative Agent with a fully executed Designation Notice, substantially in the form of Schedule 1.1(f) to the Amendment Agreement.

“CDOR Rate” means, on any day on which Bankers’ Acceptances are to be issued pursuant hereto, the per annum rate of interest which is the rate determined as being the arithmetic average of the annual yield rates applicable to Canadian bankers’ acceptances having identical issue and comparable maturity dates as the Bankers’ Acceptances proposed to be issued by the Canadian Borrower displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefore) of Reuters Monitor Money Services as of approximately 10:00 a.m.  (Toronto time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Canadian Agent in good faith after 10:00 a.m.  (Toronto time) to reflect any error in a posted rate or in the posted average annual rate).

“Change in Control” means, as applied to the Company, that, during any period of twelve (12) consecutive calendar months (i) more than fifty percent (50%) of the members of the Board of Directors of the Company who were members on the first day of such period shall have resigned or been removed or replaced, other than as a result of death, disability, change in personal circumstances or in connection with the SSCC Acquisition, or (ii) any Person or “Group” (as defined in Section 13(d)(3) of the Exchange Act, but excluding (A) any employee benefit or stock ownership plans of the Company, and (B) members of the Board of Directors and executive officers of the Company as of the Closing Date, members of the immediate families of such members and executive officers, and family trusts and partnerships established by or for the benefit of any of the foregoing individuals) shall have acquired more than fifty percent (50%) of the combined voting power of all classes of common stock of the Company, except that the Company’s purchase of its common stock outstanding on the Closing Date which results in one or more of the Company’s shareholders of record as of the Closing Date of the Original Credit Agreement controlling more than fifty percent (50%) of the combined voting power of all classes of the common stock of the Company shall not constitute an acquisition hereunder.

“Circumstance” has the meaning set forth in Section 4.1(j).

“Closing Date” means May 27, 2011.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.  References to sections of the Code shall be construed also to refer to any successor sections.

“Commitment” means the U.S. Revolving Commitment, the Canadian Revolving Commitment, the LOC Commitment, the U.S. Swingline Commitment, the Canadian Swingline Commitment, any Incremental Revolving Commitment, the Term Loan Commitment and/or any Incremental Term Loan Commitment, individually or collectively, as appropriate.

“Commitment Fees” has the meaning set forth in Section 2.12(a).

“Commitment Percentage” means the U.S. Revolving Commitment Percentage, the Canadian Revolving Commitment Percentage, the Term Loan Commitment Percentage and/or the Revolving Commitment Percentage, individually or collectively, as appropriate.

“Commitment Period” means (i) with respect to U.S. Revolving Loans and the Canadian Revolving Loans, the period from (and including) the Closing Date to (but excluding) the Revolving/Term Loan Maturity Date and (ii) with respect to Letters of Credit, the period from (and including) the Closing Date to (but excluding) the date that is five (5) Business Days prior to the Revolving/Term Loan Maturity Date.

“Company” has the meaning set forth in the introductory paragraph hereof.

“Company Material Adverse Effect” has the meaning set forth in Section 4.1(j).

“Consolidated Assets” means, at any time, the amount representing the assets of the Company and the Subsidiaries that would appear on a consolidated balance sheet of the Company and its Subsidiaries at such time prepared in accordance with GAAP.

“Consolidated Companies” means, collectively, the Company, the Canadian Borrower, all of the Restricted Subsidiaries, each Permitted Securitization Subsidiary and, to the extent required to be consolidated with the Company under GAAP, any Permitted Joint Venture.

“Consolidated Funded Debt” means the Funded Debt of the Consolidated Companies on a consolidated basis.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (i) EBITDA for the period of the four prior fiscal quarters ending on such date to (ii) Consolidated Interest Expense paid or payable in cash during such period.

“Consolidated Interest Expense” means, for any period, all Interest Expense of the Consolidated Companies net of interest income (excluding deferred financing costs included in amortization) of the Consolidated Companies determined on a consolidated basis in accordance with GAAP; provided, however, that, for purposes of calculating Consolidated Interest Expense for the fiscal periods ending September 30, 2011, December 31, 2011 and March 31, 2012, Consolidated Interest Expense shall be annualized such that (a) for the calculation of Consolidated Interest Expense for the four quarters ending September 30, 2011, Consolidated Interest Expense shall be Consolidated Interest Expense for the fiscal quarter then ending multiplied by four (4), (b) for the calculation of Consolidated Interest Expense for the four quarters ending December 31, 2011, Consolidated Interest Expense shall be Consolidated Interest Expense for the two fiscal quarter period then ending multiplied by two (2) and (c) for the calculation of Consolidated Interest Expense for the four quarters ending March 31, 2012, Consolidated Interest Expense shall be Consolidated Interest Expense for the three fiscal quarter period then ending multiplied by one and one-third (1 1/3).

“Consolidated Net Income” means the consolidated net income of the Consolidated Companies on a consolidated basis as defined according to GAAP before giving effect to any non-controlling interests minus (to the extent included in net income) the sum of (i) any net loss or net income of any Unrestricted Subsidiary that is not a Consolidated Company, (ii) the net income or loss of any Consolidated Company for any period prior to the date it became a Consolidated Company as a result of any Permitted Acquisition, (iii) the gain or loss (net of any tax effect) resulting from the sale of any Capital Assets by the Consolidated Companies other than in the ordinary course of business of the Consolidated Companies, and (iv) other extraordinary items, as defined by GAAP, of the Consolidated Companies.

“Consolidated Net Tangible Assets” means, as of any date of determination, with respect to the Consolidated Companies, total assets minus goodwill and other intangible assets, all as determined in accordance with GAAP on a consolidated basis.

“Consolidated Net Worth” means, as of any date of determination, (i) the shareholders’ equity of the Consolidated Companies plus (ii) any Other Comprehensive Income (as defined under GAAP in accordance with Section 1.3 hereof) charges related to foreign currency translation, net unrealized loss/gain on derivative instruments, pension plan liability and repatriation tax, in each case taken after June 30, 2011, minus (iii) Other Comprehensive Income (as defined under GAAP in accordance with Section 1.3 hereof) credits related to foreign currency translation, net unrealized loss/gain on derivative instruments, pension plan liability and repatriation tax, in each case taken after June 30, 2011.  For purposes of this definition, shareholders’ equity shall be determined on a consolidated basis in accordance with GAAP, as applied on a consistent basis by the Company in the calculation of such amounts in the Company’s most recent financial statements required to be delivered pursuant to Section 5.7.

“Contractual Obligation” of any Person means any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

“Copyright Licenses” means any written agreement, naming any Credit Party as licensor, granting any right under any Copyright.

“Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office, and (b) all renewals thereof.

“Credit Agreement” has the meaning set forth in the introductory paragraph hereof.

“Credit Documents” means a collective reference to this Credit Agreement, the Notes, the LOC Documents, the Fee Letter, the Amendment Agreement, any Joinder Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (excluding, however, any Guaranteed Hedging Agreement and any Guaranteed Cash Management Agreement).

“Credit Party” means any of the Company, the Canadian Borrower, any Borrower designated as such under Section 2.1(f) or Section 2.2(h) or the Guarantors.

“Credit Party Obligations” means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Agents, whenever arising, under this Credit Agreement and the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party or any of its Subsidiaries to any Hedging Agreement Provider under any Guaranteed Hedging Agreement or to any Cash Management Bank under any Guaranteed Cash Management Agreement.

“Debt Issuance” means the incurrence by a Borrower or any Restricted Subsidiary after the Closing Date of any Indebtedness in any one transaction or series of related transactions.

“Default” means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulting Lender” means, at any time, any Lender that, at such time, (a) has failed to fund any portion of the Revolving Loans, any Term Loan, participations in LOC Obligations or participations in Swingline Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless such amount is the subject of a good faith dispute, (c) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or under other agreements generally in which it commits or is obligated to extend credit, or (d) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Demopolis IDB Bonds” means the industrial development bonds related to the Demopolis IDB Leasehold Parcel.

“Demopolis IDB Leasehold Parcel” means the leasehold estate of Rock-Tenn Mill Company, LLC in the real Property located in Demopolis, Alabama.

“Designated Noncash Consideration” means the fair value determined in the good faith judgment of the Company of noncash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Disposition that is so designated as Designated Noncash Consideration pursuant to an officer’s certificate (delivered to the Administrative Agent) setting forth the amount of such noncash consideration.

“Determination Date” means with respect to any Extension of Credit:

(a)           in connection with the origination of any new Extension of Credit, the Business Day which is the earliest of the date such credit is extended, the date the rate is set or the date the bid is accepted, as applicable;

(b)           in connection with any extension or conversion or continuation of an existing Loan, the last Business Day of each month or the Business Day which is the earlier of the date such advance is extended, converted or continued, or the date the rate is set, as applicable, in connection with any extension, conversion or continuation;

(c)           in connection with any extension of an existing Letter of Credit, the last Business Day of each month or the Business Day which is the date such Letter of Credit is extended;

(d)           the date of any reduction of the Aggregate Revolving Committed Amount pursuant to the terms of Section 2.11; or

(e)           in connection with any Incremental Loan Commitment, the Increased Amount Date; and

in addition to the foregoing, such additional dates not more frequently than once a month as may be determined by the Administrative Agent.  For purposes of determining availability hereunder, the rate of exchange for Canadian Dollars shall be the Spot Rate for the purchase of U.S. Dollars with Canadian Dollars.

“Discount Range” has the meaning specified in Section 2.10(f)(ii).

“Discounted Prepayment Option Notice” means a Discounted Prepayment Option Notice substantially in the form of Schedule 2.10(f)-1 to the Original Credit Agreement.

“Discounted Voluntary Prepayment” has the meaning specified in Section 2.10(f)(i).

“Discounted Voluntary Prepayment Notice” means a Discounted Voluntary Prepayment Notice substantially in the form of Schedule 2.10(f)-3 to the Original Credit Agreement.

“Dollar Amount” means, at any time, (a) with respect to U.S. Dollars or an amount denominated in U.S. Dollars, such amount and (b) with respect to Canadian Dollars or an amount denominated in Canadian Dollars, the equivalent amount thereof in U.S. Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of U.S. Dollars with Canadian Dollars.

“Domestic Lending Office” means, initially, the office of each Lender designated as such Lender’s Domestic Lending Office shown on Schedule 9.2 to the Original Credit Agreement; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Agents and the Company as the office of such Lender at which Base Rate Loans of such Lender are to be made, which shall include with respect to any Canadian Lender, such Lender’s Canadian Lending Office for Base Rate Loans and Bankers’ Acceptance Advances.

“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

“EBITDA” means for any fiscal period, Consolidated Net Income for such period plus (a) the following (without duplication) to the extent deducted in determining such Consolidated Net Income, in each case as determined for the Consolidated Companies in accordance with GAAP for the applicable period: (i) Consolidated Interest Expense, (ii) consolidated tax expenses, including without limitation, all federal, state, provincial, local income and similar taxes, (iii) depreciation and amortization expenses, (iv) all charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of original issue discount on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees (including without limitation bridge fees and ticking fees) in respect of financing commitments, (v) all charges and expenses associated with the write up of inventory acquired in the SSCC Acquisition and other Permitted Acquisitions as required by Accounting Standards Codification (“ASC”) 805 – “Business Combinations”, (vi) all other non-cash charges, including without limitation non-cash charges for the impairment of goodwill taken pursuant to ASC 350 – “Intangibles - Goodwill and Other”, acquisition related expenses taken pursuant to ASC 805 (whether consummated or not), stock-based compensation and restructuring and other charges, (vii) all legal, accounting and other professional advisory fees and expenses incurred in respect of the SSCC Acquisition and other Permitted Acquisitions and related financing transactions, (viii) all expenses related to payments made to officers and employees, including any applicable excise taxes, of the acquired companies and businesses in the SSCC Acquisition and other payments due in respect of employment agreements entered into as provided in the agreements relating to the SSCC Acquisition, and retention bonuses and other transition and integration costs, including information technology transition costs; provided that, the amount added back under this clause (viii) shall not exceed U.S.$90.0 million in the aggregate and provided further that such costs (A) have been incurred prior to September 30, 2012 or (B) are associated with efforts to achieve EBITDA synergies and have been approved by the Chief Executive Officer of the Company prior to September 30, 2013, (ix) change of control expenses of the acquired companies and businesses in the SSCC Acquisition; provided that the amount added back under this clause (ix) shall not exceed U.S.$50.0 million in the aggregate for all amounts associated with the SSCC Acquisition and shall only be added back until the end of the calendar quarter that includes the one-year anniversary of the SSCC Acquisition, (x) all cash charges and expenses for plant and other facility closures (whether complete or partial) and other cash restructuring charges associated with efforts to achieve EBITDA synergies in connection with the SSCC Acquisition, provided that such closures and restructurings are approved by the Chief Executive Officer of the Company and announced prior to the third anniversary of the SSCC Acquisition, and provided further, that the amounts added back under this clause (x) shall not exceed U.S.$130.0 million in the aggregate, (xi) run-rate synergies expected to be achieved due to the SSCC Acquisition and not already included in EBITDA; provided, however, that such expected run-rate synergies shall not exceed U.S.$87.5 million for the four quarter fiscal period ending June 30, 2011, U.S.$75.0 million for the four quarter fiscal period ending September 30, 2011, U.S.$50.0 million for the four quarter fiscal period ending December 31, 2011, and U.S.$25.0 million for the four quarter fiscal period ending March 31, 2012, (xii) all cash charges and expenses for plant and other facility closures (whether complete or partial) and other cash restructuring charges, labor disruption charges, officer payments associated with any Permitted Acquisitions, “black liquor” expenses, and cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of the Acquired Company; provided that the aggregate amount added back under this clause (xii) shall not exceed U.S.$50.0 million during the first four fiscal quarters (including the fiscal quarter during which the SSCC Acquisition is consummated) following the SSCC Acquisition, and U.S.$35.0 million in any four quarter period thereafter; provided further that the Company may utilize unused amounts up to U.S.$35.0 million under this clause (xii) at the end of any four quarter period to increase (without duplication) the permitted amount of any add backs under clauses (viii), (ix) and (x) above to the extent that there is no remaining availability for add backs under clauses (viii), (ix) and/or (x), as applicable (but for the avoidance of doubt without changing any time periods specified in such clauses (viii), (ix) and (x) in which to utilize such addbacks), and (xiii) all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures (whether complete or partial), plus (b) cash distributions of earnings of Unrestricted Subsidiaries made to a Consolidated Company to the extent previously excluded in the determination of Consolidated Net Income by virtue of clause (i) of the definition of Consolidated Net Income: provided, however, that, notwithstanding any other provision to the contrary contained in this Agreement, for purposes of any calculation made under the financial covenants set forth in Section 6.1 (including for purposes of the definitions of “Applicable Percentage” and “Pro Forma Basis” set forth in Section 1.1), (I) the portion of total EBITDA for any applicable period attributable to Consolidated Companies which are not Credit Parties (without giving effect to any consolidation of Consolidated Companies which are not Credit Parties), other than the Permitted Securitization Subsidiaries, shall not exceed 15% of EBITDA for such period and (II) the portion of total EBITDA for any applicable period attributable to Permitted Securitization Subsidiaries shall not exceed the amount of cash distributions made by such Permitted Securitization Subsidiaries to the Credit Parties for such period plus the amount of interest and taxes of such Permitted Securitization Subsidiaries for such period, such distribution to be made within 30 days after the end of the fiscal quarter.  Notwithstanding the foregoing, EBITDA for periods ending on or before June 30, 2012, shall be determined on a pro forma basis after giving effect to the SSCC Acquisition, and shall be calculated so as to include the following amounts for the portion of such EBITDA deemed to be attributable to the Acquired Company and its Subsidiaries for the periods indicated:  (1) U.S.$239 million for the quarter ended September 30, 2010, (2) U.S.$205 million for the quarter ended December 31, 2010, (3) U.S.$179 million for the quarter ended March 31, 2011, and (4) U.S.$133 million, inclusive of U.S.$47 million of previously expensed mill outage costs that will be set up as “deferred mill outage costs” as part of the purchase price allocation on the opening balance sheet, for the period from April 1, 2011 until the effective date of the SSCC Acquisition.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) in the case of any assignment of a U.S. Revolving Commitment, the Issuing Lender, (iii) in the case of any assignment of a Canadian Revolving Commitment, the Canadian Agent and (iv) unless an Event of Default has occurred and is continuing, the applicable Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include any Credit Party or any of the Credit Party’s Affiliates or Subsidiaries.

“Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Laws” means any and all applicable foreign, federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the Environment, as now or may at any time be in effect during the term of this Credit Agreement.

“Equity Offering” means the issuance by Company, the Canadian Borrower or any Restricted Subsidiary to any Person other than employees and directors of the Company or any of its Restricted Subsidiaries of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants, (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity or the conversion of any class of equity securities to any other class of equity securities or (d) any options or warrants relating to its Capital Stock.  The term Equity Offering shall be deemed not to include (i) any Asset Disposition or (ii) any Debt Issuance.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means an entity which is under common control with any Credit Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Credit Party and which is treated as a single employer under subsection (b) or (c) of Section 414 of the Code.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) with respect to any Pension Plan, the failure to satisfy the minimum funding standard under Section 412 of the Code and Section 302 of ERISA, whether or not waived; (c) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062 of ERISA; (d) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (g) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

“Eurodollar Reserve Percentage” means for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

“Event of Default” has the meaning set forth in Section 7.1.

“Exchange Act” means Securities Exchange Act of 1934, as amended.

“Exchange Percentage” means, as to each Lender, a fraction, expressed as a decimal, in each case determined on the date of occurrence of a Sharing Event (but before giving effect to any actions to occur on such date pursuant to Article XII) of which (a) the numerator shall be the sum of (i) the respective U.S. Revolving Commitment Percentage of such Lender of (x) the aggregate outstanding principal of all U.S. Revolving Loans and U.S. Swingline Loans and (y) the aggregate unreimbursed amount of outstanding Letters of Credit, (ii) the respective Canadian Revolving Commitment Percentage of such Lender of the aggregate outstanding principal of all Canadian Revolving Loans and Canadian Swingline Loans (taking the Dollar Amounts of any amounts expressed in Canadian Dollars on the date of the occurrence of the Sharing Event) and (iii) the respective Term Loan Commitment Percentage of such Lender of the aggregate principal amount of the outstanding Term Loans of all Lenders, and (b) the denominator of which shall be the sum of (x) the aggregate outstanding principal of all Revolving Loans and Swingline Loans (taking the Dollar Amounts of any amounts expressed in Canadian Dollars on the date of the occurrence of the Sharing Event) and (y) the aggregate unreimbursed amount of outstanding Letters of Credit, and (z) the aggregate principal amount of the outstanding Term Loans of all Lenders.

“Excluded Asset Disposition” means (a) any Asset Disposition permitted by Sections 6.4(a)-(f), (b) any Asset Disposition or series of related Asset Dispositions occurring after the Closing Date the Net Proceeds of which do not exceed U.S.$2,500,000, (c) any Asset Disposition of the closed Ontonagon or Missoula properties acquired in the SSCC Acquisition and (d) Asset Dispositions (other than those described in the preceding clauses (a), (b) and (c)) occurring after the Closing Date the Net Proceeds of which do not exceed U.S.$40,000,000 in the aggregate through the date that is seven (7) years from the Closing Date.

“Existing Letters of Credit” means the Letters of Credit listed on Schedule 1.1(b) to the Original Credit Agreement.

“Extended Revolving Commitment” has the meaning set forth in Section 2.26.

“Extended Term Loan” has the meaning set forth in Section 2.26.

“Extending Lender” has the meaning set forth in Section 2.26.

“Extension” has the meaning set forth in Section 2.26.

“Extension of Credit” means, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

“Face Amount” means the amount payable to the holder of a Bankers’ Acceptance on the maturity thereof.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date, and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System of the United States arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (ii) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent.

“Fee Letter” means the Fee Letter dated as of January 23, 2011, among the Company, Wells Fargo, WF Investment Holdings, LLC, Wells Fargo Securities, LLC, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, SunTrust and SunTrust Robinson Humphrey, Inc., as amended, restated, modified or supplemented from time to time.

“Fees” means all fees payable pursuant to Section 2.12.

“Foreign Benefit Arrangement” means any employee benefit arrangement mandated by non-US law that is maintained or contributed to by any Credit Party or any ERISA Affiliate or in respect of which any Credit Party or ERISA Affiliate is obligated to make contributions.

“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Credit Party or any ERISA Affiliate or in respect of which any Credit Party or ERISA Affiliate is obligated to make contributions.

“Foreign Plan Event” means, with respect to any Foreign Plan or Foreign Benefit Arrangement, (A) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Plan or Foreign Benefit Arrangement; (B) the failure to register or loss of good standing with applicable regulatory or tax authorities of any such Foreign Plan or Foreign Benefit Arrangement required to be registered or registered to maintain advantageous tax status; or (C) the failure of any Foreign Plan or Foreign Benefit Arrangement to comply with any provisions of applicable law and regulations or with the material terms of such Foreign Plan or Foreign Benefit Arrangement.

“Foreign Subsidiary” means any Subsidiary of the Company that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding LOC Obligations other than LOC Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateral or other credit support acceptable to the Issuing Lender shall have been provided in accordance with the terms hereof and (b) with respect to a Swingline Lender, such Defaulting Lender’s Revolving Commitment Percentage of applicable Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrowers or for which cash collateral or other credit support acceptable to the applicable Swingline Lender shall have been provided in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six (6) months of the incurrence thereof) that would appear as liabilities on a balance sheet of such Person, (v) the principal portion of all obligations of such Person under Capital Leases, (vi) the maximum amount of all letters of credit issued or bankers’ acceptances facilities created for the account of such Person (other than letters of credit issued for the account of such Person in support of industrial revenue or development bonds that are already included as Indebtedness of such Person under clause (ii) above) and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (vii) all preferred Capital Stock or other equity interests issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to (A) mandatory sinking fund payments prior to the date six (6) months after the Latest Maturity Date, (B) redemption prior to the date six (6) months after the Latest Maturity Date or (C) other acceleration, (viii) the principal balance outstanding under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, (ix) all Indebtedness of others of the type described in clauses (i) through (viii) hereof secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (x) all Guaranty Obligations of such Person with respect to Indebtedness of another Person of the type described in clauses (i) through (ix) hereof, and (xi) all Indebtedness of the type described in clauses (i) through (x) hereof of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer; provided, however, that (A) in the case of the Consolidated Companies, Funded Debt shall not include (I) intercorporate obligations solely among the Consolidated Companies, (II) lease obligations pledged as collateral to secure the Demopolis IDB Bonds or the Tennessee IDB Bonds or similar IDB bonds, (III) hedge adjustments resulting from terminated fair value interest rate derivatives, (IV) non-recourse installment notes issued in timber transactions in the ordinary course of business of the Consolidated Companies and (V) guarantees of the debt of suppliers and vendors incurred in the ordinary course of business of the Consolidated Companies in an amount up to U.S.$30,000,000 in the aggregate, and (B) with respect to any Funded Debt of any Permitted Joint Venture that is a Consolidated Company, the Funded Debt of such Permitted Joint Venture shall be limited to the product of the Ownership Share of the Credit Parties and their Restricted Subsidiaries in such Permitted Joint Venture multiplied by the principal amount of such Funded Debt, unless such Funded Debt is recourse to a Borrower or any Restricted Subsidiary in which event the entire amount of such Funded Debt shall constitute Funded Debt; provided further that the Funded Debt of Greenpine Road LLC and Pohlig Bros., LLC that is outstanding as of the Closing Date shall be limited to the product of the Ownership Share of the Credit Parties and their Restricted Subsidiaries in such Permitted Joint Ventures multiplied by the principal amount of such Funded Debt.

“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

“Government Acts” has the meaning set forth in Section 2.21(a).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Credit Party and any Cash Management Bank, as amended, restated, amended and restated, modified, supplemented or extended from time to time.

“Guaranteed Hedging Agreement” means any Hedging Agreement between a Credit Party and a Hedging Agreement Provider, as amended, restated, amended and restated, modified, supplemented or extended from time to time.

“Guarantors” means (i) with respect to the U.S. Obligations, the U.S. Guarantors, and (ii) with respect to the Canadian Obligations, the Company, the U.S. Guarantors and the Canadian Guarantors, and (iii) any Additional Credit Party that executes a Joinder Agreement, together with their successors and permitted assigns, but excluding any Inactive Subsidiary unless it opts to execute a Joinder Agreement.  The Guarantors as of the Closing Date are set forth on Schedule 1.1(c) to the Original Credit Agreement.

“Guaranty” means the guaranty of the Guarantors set forth in Articles X and XI.

“Guaranty Obligations” means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof.  The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.  Such definition shall not include guarantees of the debt of suppliers and vendors incurred in the ordinary course of business of the Consolidated Companies in amounts up to a total of U.S.$30,000,000.

“Hazardous Substances” means any substance, waste, chemical, pollutant or contaminant, material or compound in any form, including “hazardous substances” as that term is defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986, and petroleum, including crude oil or any fraction thereof, regulated pursuant to any Environmental Law.

“Hedging Agreement Provider” means any Person that (i) to the extent it is not a Lender, has provided the Administrative Agent with a fully executed Designation Notice, substantially in the form of Schedule 1.1(f) to the Original Credit Agreement and (ii) enters into a Hedging Agreement with a Credit Party or any of its Subsidiaries that is permitted by Section 6.3 to the extent that (a) such Person is a Lender, an Agent, an Affiliate of a Lender or Agent or any other Person that was a Lender or Agent (or an Affiliate of a Lender or Agent) at the time it entered into the Hedging Agreement but has ceased to be a Lender or Agent (or whose Affiliate has ceased to be a Lender or Agent) under the Credit Agreement or (b) such Person is a Lender, Agent or an Affiliate of a Lender or Agent on the Closing Date or becomes a Lender after the Closing Date in connection with the primary syndication thereof and the Hedging Agreement was entered into on or prior to the Closing Date (even if such Person ceases to be a Lender or Agent or such Person’s Affiliate ceased to be a Lender or Agent); provided, in the case of a Guaranteed Hedging Agreement with a Person who is no longer a Lender, such Person shall be considered a Hedging Agreement Provider only through the stated maturity date (without extension or renewal or increase in notional amount) of such Guaranteed Hedging Agreement.

“Hedging Agreements” means, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, but excluding (i) any purchase, sale or option agreement relating to commodities used in the ordinary course of such Person’s business and (ii) any agreement existing as of the Closing Date or entered into after the Closing Date in accordance with the historical practices of the Consolidated Companies related to the fiber trading and fiber brokerage business of such Persons.

“Immaterial Subsidiary” means any Subsidiary (other than a Borrower) so designated by the Company, so long as (a) the Consolidated Net Tangible Assets of such Subsidiary are less than 5.0% of the Consolidated Net Tangible Assets of the Consolidated Companies as of the end of the most recent full fiscal quarter for which internal financial statements are available immediately preceding the date of determination and (b) the EBITDA of such Subsidiary is less than 5.0% of the EBITDA of the Consolidated Companies as of the end of the four most recent full fiscal quarters, treated as one period, for which internal financial statements are available immediately preceding the date of determination, in each of the foregoing cases (a) and (b), determined in accordance with GAAP; provided that all such Subsidiaries so designated as Immaterial Subsidiaries by the Company may not in the aggregate have (x) Consolidated Net Tangible Assets constituting in excess of 15.0% of the Consolidated Net Tangible Assets of the Consolidated Companies as of the end of the most recent full fiscal quarter for which internal financial statements are available immediately preceding the date of determination or (y) EBITDA constituting in excess of 15.0% of the EBITDA of the Consolidated Companies as of the end of the four most recent full fiscal quarters, treated as one period, for which internal financial statements are available immediately preceding the date of determination, in each of the foregoing cases (x) and (y), determined in accordance with GAAP; provided further, that upon any Subsidiary or group of Subsidiaries ceasing to comply with the foregoing requirements, the Company will, to the extent necessary, comply with Section 5.10 in connection therewith.

“Inactive Subsidiary” means any Subsidiary of a Credit Party (other than an Unrestricted Subsidiary) that does not operate or conduct business and that possesses no Property or liabilities other than de minimis Property and liabilities.

“Increased Amount Date” has the meaning assigned thereto in Section 2.25.

“Incremental Lender” has the meaning assigned thereto in Section 2.25.

“Incremental Loan Commitments” has the meaning assigned thereto in Section 2.25.

“Incremental Loans” has the meaning assigned thereto in Section 2.25.

“Incremental Revolving Commitment” has the meaning assigned thereto in Section 2.25(a)(ii).

“Incremental Revolving Commitment Increase” has the meaning assigned thereto in Section 2.25(a)(ii).

“Incremental Term Loan” has the meaning assigned thereto in Section 2.25(a)(i).

“Incremental Term Loan Commitment” has the meaning assigned thereto in Section 2.25.

“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six (6) months of the incurrence thereof) that would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements (excluding (a) any purchase, sale or option agreement relating to commodities used in the ordinary course of such Person’s business and (b) any agreement existing as of the Closing Date or entered into after the Closing Date in the ordinary course of business of the Borrowers and the Restricted Subsidiaries related to the fiber trading and fiber brokerage businesses (other than any agreement entered into for speculative purposes) of such Persons), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed; provided that so long as such Indebtedness is non-recourse to such Person, only the portion of such obligations which is secured shall constitute Indebtedness hereunder, (vii) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (viii) the principal portion of all obligations of such Person under Capital Leases plus any accrued interest thereon, (ix) all obligations of such Person under Hedging Agreements to the extent required to be accounted for as a liability under GAAP, excluding any portion thereof which would be accounted for as interest expense under GAAP, (x) the maximum amount of all letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (xi) all preferred Capital Stock or other equity interests issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to (A) mandatory sinking fund payments prior to the date six (6) months after the Latest Maturity Date, (B) redemption prior to the date six (6) months after the Latest Maturity Date or (C) other acceleration,  (xii) the principal balance outstanding under any Synthetic Lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon, and (xii) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer; provided, however, that (A) in the case of the Consolidated Companies, Indebtedness shall not include (I) intercorporate obligations solely among the Consolidated Companies, (II) lease obligations pledged as collateral to secure the Demopolis IDB Bonds or the Tennessee IDB Bonds or similar IDB bonds, (III) hedge adjustments resulting from terminated fair value interest rate derivatives, (IV) non-recourse installment notes issued in timber transactions in the ordinary course of business of the Consolidated Companies, (V) guarantees of the debt of suppliers and vendors incurred in the ordinary course of business in amounts up to a total of U.S.$30,000,000, and (B) with respect to any Indebtedness of any Permitted Joint Venture that is a Consolidated Company, the Indebtedness of such Permitted Joint Venture shall be limited to the product of the Ownership Share of the Credit Parties and their Restricted Subsidiaries in such Permitted Joint Venture multiplied by the principal amount of such Indebtedness, unless such Indebtedness is recourse to a Borrower or any Restricted Subsidiary in which event the entire amount of such Indebtedness shall constitute Funded Debt.

“Industry” has the meaning set forth in Section 4.1(j).

“Intellectual Property” means all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

“Interbank Reference Rate” means, in respect of any currency, the interest rate expressed as a percentage per annum which is customarily used by the Canadian Agent when calculating interest due by it or owing to it arising from correction of errors in transactions in that currency between it and other banks.

“Interest Expense” means, with respect to any Person for any period, the sum of the amount of interest paid or accrued in respect of such period.

“Interest Payment Date” means (a) as to any Base Rate Loan, the last day of each March, June, September and December and, with respect to Revolving Loans and the Term Loan, the Revolving/Term Loan Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three (3) months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three (3) months, each day which is three (3) months after the first day of such Interest Period and the last day of such Interest Period.

“Interest Period” means, as to any LIBOR Rate Loan, a period of one (1), two (2), three (3) or six (6) months duration (or periods of seven (7) or fourteen (14) days, or nine (9) or twelve (12) months, duration with the consent of each applicable Lender), as the Applicable Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); provided, however, (i) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of LIBOR Rate Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (ii) no Interest Period with respect to Revolving Loans or the Term Loan shall extend beyond the Revolving/Term Loan Maturity Date, and (iii) in the case of LIBOR Rate Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month; provided, however, (A) if the Applicable Borrower shall fail to give notice as provided above, if the Company, the Company shall be deemed to have selected an Alternate Base Rate Loan, and if the Canadian Borrower, the Canadian Borrower shall be deemed to have selected a U.S. Base Rate Loans to replace the affected LIBOR Rate Loan and (B) no more than twelve (12) LIBOR Rate Loans may be in effect at any time.  For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, a Guaranty Obligation incurred for the benefit of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit.

“Investment Grade Status” shall exist at any time when the Company’s corporate credit/family rating is at or above BBB- from S&P and at or above Ba1 from Moody’s, in each case with a stable or better outlook; provided, that if either S&P or Moody’s changes its system of classification after the date of this Credit Agreement, Investment Grade Status shall exist at any time when the rating of the Company’s corporate credit/family rating is at or above the new rating which most closely corresponds to the above-specified level under the previous rating system.

“Issuing Lender” means Wells Fargo, Bank of America, JPMorgan Chase Bank, N.A. and SunTrust with respect to Letters of Credit denominated in U.S. Dollars, Bank of America, N.A., acting through its Canada Branch, with respect to Letters of Credit denominated in Canadian Dollars, and in each case any other Lender that agrees to be an issuing lender at the request of the Company and is approved by the Administrative Agent, or any successor issuing lender hereunder, and any issuing lender under an Existing Letter of Credit or any successor issuing lender thereunder.

“Issuing Lender Fees” has the meaning set forth in Section 2.12(c).

“Joinder Agreement” means a Joinder Agreement in substantially the form of Schedule 5.10 to the Amendment Agreement, executed and delivered by each Person required to become a Guarantor in accordance with the provisions of Section 5.10.

“Joint Venture” means, with respect to any Person, any corporation or other entity (including, without limitation, limited liability companies, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, of which some but less than 100% of the total combined voting power of all classes of Voting Stock or other ownership interests, at the time as of which any determination is being made, is owned by such Person, either directly or indirectly through one or more Subsidiaries of such Person.

“Latest Maturing Loan” means the Term Loan incurred and outstanding under this Credit Agreement with the Latest Maturity Date.

“Latest Maturity Date” means the latest maturity date of any Term Loan incurred and outstanding under this Credit Agreement at any given time after giving effect to any renewal, refinancing, refunding or extension of Loans incurred or outstanding pursuant to this Credit Agreement.

“Lead Arrangers” means Wells Fargo Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each in its capacity as a joint lead arranger with respect to the Original Credit Agreement.

“Lender Joinder Agreement” means a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent delivered in connection with Section 2.25.

“Lender Participation Notice” means a Lender Participation Notice substantially in the form of Schedule 2.10(f)-2 to the Original Credit Agreement.

“Lenders” means each of the Persons identified as a “Lender” or “Canadian Lender” on the signature pages hereto, and their successors and assigns and any Incremental Lender (and unless the context requires otherwise any Swingline Lender).

“Letters of Credit” means any letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such Letters of Credit may be amended, restated, modified, extended, renewed or replaced from time to time.

“Letter of Credit Fee” has the meaning set forth in Section 2.12(b).

“Leverage Ratio” means, as of any date of determination, the ratio of (x) (A) Total Funded Debt as of such date minus (B) unrestricted cash on the balance sheet in excess of the sum of (i) U.S.$50,000,000 plus (ii) outstanding Revolving Loans, Swingline Loans and amounts outstanding under Permitted Securitization Transactions and the Receivables Finance Facility to (y) EBITDA for the period of the four prior fiscal quarters ending on such date.

“Leverage Reduction Option” has the meaning set forth in Section 6.1(b).

“LIBOR” means:

                 (i)for any LIBOR Rate Loan made to the Company for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) two (2) London Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.  If for any reason such rate is not available, then “LIBOR” shall mean the rate per annum at which, as determined by the Administrative Agent in accordance with its customary practices, U.S. Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 a.m.  London time, two (2) London Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected; and

                 (ii)for any LIBOR Rate Loan made to the Canadian Borrower for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg LIBO Page as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) two (2) London Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.  If for any reason such rate is not available, the term “LIBOR” shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Bloomberg LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m.  (London time) two (2) London Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Bloomberg LIBOR01 Page (or any successor page), the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).  If, for any reason, neither of such rates is available, then “LIBOR”, in the case of LIBOR Rate Loans made to the Canadian Borrower, shall mean the rate per annum at which, as determined by the Canadian Agent, U.S. Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 a.m.  London time, two (2) London Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

 “LIBOR Lending Office” means, initially, the office of each Lender designated as such Lender’s LIBOR Lending Office shown on Schedule 9.2 to the Original Credit Agreement; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent, the Canadian Agent and the Company as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

“LIBOR Rate” means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by (i) in the case of LIBOR Rate Loans made to the Company, the Administrative Agent, and (ii) in the case of LIBOR Rate Loans made to the Canadian Borrower, the Canadian Agent, in each case pursuant to the following formula:

LIBOR Rate =	LIBOR
1.00 - Eurodollar Reserve Percentage

For the purposes of clarification, there shall be no Eurodollar Reserve Percentage applicable to any LIBOR Rate Loan that is a Canadian Revolving Loan.

“LIBOR Rate Loan” means any Loan bearing interest at a rate determined by reference to the LIBOR Rate.

“License” has the meaning set forth in Section 5.6(c).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind in the nature of a security interest (including any conditional sale or other title retention agreement and any lease in the nature thereof).

“Loan” or “Loans” means a Revolving Loan, the Term Loan, Swingline Loan and/or Incremental Loan, as appropriate.

“LOC Commitment” means the commitment of the Issuing Lender to issue Letters of Credit up to the LOC Committed Amount and, with respect to each U.S. Revolving Lender, the commitment of such U.S. Revolving Lender to purchase Participation Interests in the Letters of Credit up to such U.S. Revolving Lender’s Revolving Commitment Percentage of the LOC Committed Amount, as such amount may be reduced from time to time in accordance with the provisions hereof.

“LOC Committed Amount” has the meaning set forth in Section 2.7(a).

“LOC Documents” means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

“LOC Obligations” means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

“London Business Day” means a day other than a day on which banks in London, England are not open for dealings in deposits of U.S. Dollars in the London interbank market.

“Mandatory Canadian Borrowing” has the meaning set forth in Section 2.6(c).

“Mandatory LOC Borrowing” has the meaning set forth in Section 2.7(e).

“Mandatory U.S. Borrowing” has the meaning set forth in Section 2.5(b).

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities or financial condition of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Credit Parties, taken as a whole, to perform their obligations under any Credit Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Credit Parties, taken as a whole, of the Credit Documents.

“Material Contract” means any contract or other arrangement to which the Company or any of its Subsidiaries is a party that is required to be filed with the SEC.

“Moody’s” means Moody’s Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

“MNPI” has the meaning specified in Section 2.10(f)(i).

“Multiemployer Plan” means any employee benefit plan of the type defined in Section 3(37) of ERISA or described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions.

“Net Proceeds” means the aggregate cash proceeds received by the Borrowers or any of the Restricted Subsidiaries in respect of any Asset Disposition (including, without limitation, any cash received upon the sale or other disposition of, or in connection with the servicing of or return on investment from, any noncash consideration received in any Asset Disposition), in each case, net of the direct costs relating to such Asset Disposition, as the case may be (including, without limitation, legal, accounting and investment banking fees, printing, sales and distribution costs and expenses, and sales commissions), and taxes paid or payable as a result thereof.

“Note” or “Notes” means the U.S. Revolving Notes, the Canadian Revolving Notes, the U.S. Swingline Note, the Canadian Swingline Note and/or the Term Loan Notes, collectively, separately or individually, as appropriate.

“Notice of Borrowing” means (i) a request for a U.S. Revolving Loan borrowing pursuant to Section 2.1(b)(i), (ii) a request for a Canadian Revolving Loan borrowing pursuant to Section 2.2(b)(i), (iii) a request for a Bankers’ Acceptance Advance pursuant to Section 2.2(f)(i), (iv) a request for a U.S. Swingline Loan borrowing pursuant to Section 2.5(b)(i), or (v) a request for a Canadian Swingline Loan borrowing pursuant to Section 2.6(b), as appropriate.  A Form of Notice of Borrowing is attached as Schedule 1.1(d) to the Amendment Agreement.

“Notice of Conversion/Extension” means the written notice of (i) conversion of a LIBOR Rate Loan to an Alternate Base Rate Loan, (ii) conversion of an Alternate Base Rate Loan to a LIBOR Rate Loan, (iii) conversion of a U.S. Base Rate Loan to a LIBOR Rate Loan, (iv) conversion of a LIBOR Rate Loan to a U.S. Base Rate Loan, (v) conversion of a Canadian Prime Rate Loan to a Bankers’ Acceptance Advance or (vi) extension of a LIBOR Rate Loan or Bankers’ Acceptance Advance, as appropriate, in each case substantially in the form of Schedule 1.1(e) to the Original Credit Agreement.

“Notional BA Proceeds” means, with respect to a Bankers’ Acceptance Advance, the aggregate Face Amount of the Bankers’ Acceptance or face amount of an Acceptance Note comprising such Bankers’ Acceptance Advance, if applicable, less the aggregate of:

(a)           a discount from the aggregate Face Amount of such Bankers’ Acceptance or face amount of such Acceptance Note, as applicable, calculated in accordance with normal market practices based on the BA Rate for the term of such Bankers’ Acceptance or Acceptance Note, as applicable; and

(b)           the amount of the acceptance fees determined in accordance with Section 2.2(f) in respect of such Bankers’ Acceptance Advance.

“OFAC” has the meaning set forth in Section 3.23(a).

“Offered Loans” has the meaning specified in Section 2.10(f)(iii).

“Original Credit Agreement” has the meaning specified in the recitals hereto.

“Original Revolving Maturity Date” means the date that is five (5) years from the Closing Date.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.

“Ownership Share” means, with respect to any Permitted Joint Venture, a Borrower’s or any Restricted Subsidiary’s relative equity ownership (calculated as a percentage) in such Permitted Joint Venture determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Permitted Joint Venture.

“Participant” has the meaning set forth in Section 9.6(e).

“Participant Register” has the meaning set forth in Section 9.6(d).

“Participation Interest” means the purchase by a Revolving Lender of a participation interest in Swingline Loans as provided in Section 2.5(b)(ii) and Section 2.6(c), as applicable, and in Letters of Credit as provided in Section 2.7(c).

“Patent License” means all agreements, whether written or oral, providing for the grant by or to a Credit Party of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

“Patriot Act” means the USA Patriot Act, Title III of Pub.  L.  107-56, signed into law October 26, 2001.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Acquisition” means any Acquisition so long as (i) at the time of such Acquisition, no Default or Event of Default is in existence; (ii) such Acquisition has been approved by the board of directors of the Person being acquired prior to any public announcement thereof; (iii) any Wholly-Owned Subsidiaries acquired in such Acquisition that are Domestic Subsidiaries or Subsidiaries organized under the laws of Canada (in either case, other than any Inactive Subsidiaries or Immaterial Subsidiaries) shall become Guarantors under this Credit Agreement pursuant to a Joinder Agreement and the substantial portion of the assets acquired in such Acquisition shall be owned by one or more Restricted Subsidiaries; (iv) after giving effect to the Acquisition, the representation and warranty set forth in Section 3.19 shall be true and correct; and (v) with respect to any Acquisition the aggregate consideration for which exceeds U.S.$25,000,000, the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, Section 6.1(b) is satisfied.

“Permitted Joint Ventures” means, collectively, the Joint Ventures listed as such on Schedule 3.13 to the Original Credit Agreement and other Joint Ventures.

“Permitted Liens” means Liens in respect of Property of the Borrowers and the Restricted Subsidiaries permitted to exist pursuant to the terms of Section 6.2.

“Permitted Securitization Entity” means a Person (other than a Permitted Securitization Subsidiary, individual or Governmental Authority) that was established by a financial institution or Affiliate thereof to purchase or otherwise acquire assets for the principal purpose of securitization, and which purchase or acquisition of such assets is funded through the issuance of securities by such Person or by such Person incurring indebtedness; provided that a financial institution or Affiliate of a financial institution that purchases or acquires assets for the principal purpose of securitization shall also be considered a Permitted Securitization Entity.

“Permitted Securitization Subsidiary” means any Subsidiary of the Company that (i) is directly or indirectly wholly-owned by the Company, (ii) is formed and operated solely for purposes of a Permitted Securitization Transaction, (iii) is formed to qualify as a “bankruptcy remote” entity, (iv) has organizational documents which limit the permitted activities of such Permitted Securitization Subsidiary to the acquisition of Securitization Assets from the Company or one or more of its Subsidiaries, the securitization of such Securitization Assets and activities necessary or incidental to the foregoing, (v) if organized within the United States, is organized so as to meet S&P’s requirements for special purpose entities engaged in the securitization of assets, (vi) if organized within Canada or any province or territory thereof, is organized so as to meet the requirements for special purpose entities engaged in the securitization of assets by any recognized rating agency operating in such jurisdiction and (vii) if organized outside the United States and Canada (and any province or territory thereof), is organized so as to meet the requirements for special purpose entities engaged in the securitization of assets by any recognized rating agency operating in such jurisdiction; provided that if no requirements for special purpose entities exist in such jurisdiction, the Company shall certify to the Administrative Agent that no recognized rating agency is operating in such jurisdiction that customarily rates securitization transactions.

“Permitted Securitization Transaction” means the transfer by the Company or one or more of its Restricted Subsidiaries of Securitization Assets to one or more (x) Permitted Securitization Subsidiaries or (y) Permitted Securitization Entities and, in each case, the related financing of such Securitization Assets; provided that, in each case, (i) such transaction is the subject of a favorable legal opinion as to the “true sale” of receivables under the laws of the applicable jurisdiction and (ii) such transaction is non-recourse to the Company and its Restricted Subsidiaries under the laws of the applicable jurisdiction, except for Standard Securitization Undertakings.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

“Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime commercial lending rate in effect at its principal office, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by the Administrative Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by the Administrative Agent to any debtor).

“Pro Forma Basis” means, in connection with the calculation as of the applicable Calculation Date (utilizing the principles set forth in Section 1.3(iii)) of the financial covenants set forth in Section 6.1(a) and (b) in respect of a proposed transaction or designation of a Restricted Subsidiary as an Unrestricted Subsidiary (a “Specified Transaction”), the making of such calculation after giving effect on a pro forma basis to:

(a)           the consummation of such Specified Transaction as of the first day of the applicable Calculation Period;

(b)           the assumption, incurrence or issuance of any Indebtedness of a Borrower or any Restricted Subsidiary (including any Person which became a Restricted Subsidiary pursuant to or in connection with such Specified Transaction) in connection with such Specified Transaction, as if such Indebtedness had been assumed, incurred or issued (and the proceeds thereof applied) on the first day of such Calculation Period (with any such Indebtedness bearing interest at a floating rate being deemed to have an implied rate of interest for the applicable period equal to the rate which is or would be in effect with respect to such Indebtedness as of the applicable Calculation Date);

(c)           the permanent repayment, retirement or redemption of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a permanent commitment reduction) by a Borrower or any Restricted Subsidiary (including any Person which became a Restricted Subsidiary pursuant to or in connection with such Specified Transaction) in connection with such Specified Transaction, as if such Indebtedness had been repaid, retired or redeemed on the first day of such Calculation Period;

(d)           other than in connection with such Specified Transaction, any assumption, incurrence or issuance of any Indebtedness by a Borrower or any Restricted Subsidiary after the first day of the applicable Calculation Period, as if such Indebtedness had been assumed, incurred or issued (and the proceeds thereof applied) on the first day of such Calculation Period (with any such Indebtedness so incurred or issued bearing interest at a floating rate being deemed to have an implied rate of interest for the applicable period equal to the rate which is or would be in effect with respect to such Indebtedness as of the applicable Calculation Date, and with any such Indebtedness so assumed bearing interest at a floating rate being calculated using the actual interest rate in effect during such period); and

(e)           other than in connection with such Specified Transaction, the permanent repayment, retirement or redemption of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a permanent commitment reduction) by a Borrower or any Restricted Subsidiary after the first day of the applicable Calculation Period, as if such Indebtedness had been repaid, retired or redeemed on the first day of such Calculation Period.

“Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Company delivered to the Administrative Agent in connection with a Specified Transaction, such certificate to contain reasonably detailed calculations satisfactory to the Administrative Agent, upon giving effect to the applicable Specified Transaction on a Pro Forma Basis, of the financial covenants set forth in Section 6.1(a) and (b) for the applicable Calculation Period.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Proposed Discounted Prepayment Amount” has the meaning specified in Section 2.10(f)(ii).

“Pro Rata Extension Offer” has the meaning set forth in Section 2.26.

“Purchasing Borrower Party” means any Borrower or any Subsidiary of the Company.

“Qualifying Lenders” has the meaning specified in Section 2.10(f)(iv).

“Qualifying Loans” has the meaning specified in Section 2.10(f)(iv).

“Receivables” has the meaning set forth in the definition of “Securitization Assets”.

“Receivables Finance Facility” means that certain credit facility backed or secured by accounts receivables of certain of the Consolidated Companies among certain of the Consolidated Companies and “RABOBANK NEDERLAND”, NEW YORK BRANCH, to be entered into on or prior to the Closing Date, as the same may be amended, modified or supplemented from time to time.

“Recovery Event” means theft, loss, physical destruction or damage, taking or similar event with respect to any property or assets owned by a Borrower or any of the Restricted Subsidiaries which results in the receipt by a Borrower or any of the Restricted Subsidiaries of any cash insurance proceeds or condemnation award payable by reason thereof.

“Refinanced Term Loan” has the meaning set forth in Section 9.1.

“Register” has the meaning set forth in Section 9.6.

“Regulation S-X” has the meaning set forth in Section 3.14.

“Regulation T, U, or X” means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into or from any building or facility.

“Replacement Term Loan” has the meaning set forth in Section 9.1.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived by regulation.

“Required Lenders” means Lenders holding in the aggregate more than fifty percent (50%) of (a) the Revolving Commitments and outstanding Term Loans or (b) if the Revolving Commitments have been terminated, the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Loans and Participation Interests; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Credit Party Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender’s Revolving Commitments, or after termination of the Revolving Commitments, the principal balance of the Credit Party Obligations owing to such Defaulting Lender.

“Required Canadian Lenders” means Lenders holding in the aggregate more than fifty percent (50%) of (a) the Canadian Revolving Commitments or (b) if the Canadian Revolving Commitments have been terminated, the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Canadian Revolving Loans and Participation Interests (including the Participation Interests of the Canadian Swingline Lender in Canadian Swingline Loans); provided, however, that if any Canadian Revolving Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Canadian Lenders, Canadian Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender’s Commitments, or after termination of the Canadian Revolving Commitments, the principal balance of the Canadian Obligations owing to such Defaulting Lender.

“Required Financial Information” means, as to any fiscal quarter or fiscal year of the Company, the financial information required by subsections (a) through (c) of Section 5.7 for such fiscal quarter or fiscal year, as applicable.

“Required Revolving Lenders” means Revolving Lenders holding in the aggregate more than fifty percent (50%) of (a) the Revolving Commitments or (b) if the Revolving Commitments have been terminated, the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Revolving Loans and Participation Interests; provided, however, that if any Revolving Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Revolving Lenders, Credit Party Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender’s Revolving Commitments, or after termination of the Revolving Commitments, the principal balance of the Credit Party Obligations owing to such Defaulting Lender.

“Requirement of Law” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property.

“Responsible Officer” means any of the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Chief Accounting Officer, or the Controller of the Company.

“Restatement Effective Date” means the date on which this Agreement becomes effective pursuant to Section 4.3.

“Restricted Payment” has the meaning set forth in Section 6.13.

“Restricted Subsidiary” means (i) any Subsidiary of the Company identified as such on Schedule 3.13 to the Original Credit Agreement, (ii) any Inactive Subsidiary and (iii) any Subsidiary of the Company created or acquired after the Closing Date, in each case other than any such Subsidiary that is or shall become an Unrestricted Subsidiary as provided herein.

“Revaluation Date” means each of the following:  (a) each date a LIBOR Rate Loan is made pursuant to Section 2.1 or Section 2.2; (b) each date a LIBOR Rate Loan is continued pursuant to Section 2.9; (c) the last Business Day of each calendar month; and (d) such additional dates as the Administrative Agent, Canadian Agent or the Required Lenders shall specify.

“Revolving Commitments” means, collectively, the Canadian Revolving Commitments, the U.S. Revolving Commitments, the LOC Commitment, the U.S. Swingline Commitment, the Canadian Swingline Commitment and any Incremental Revolving Commitment.

“Revolving Lenders” means, collectively, the Canadian Revolving Lenders and the U.S. Revolving Lenders.

“Revolving Loans” means, collectively, the Canadian Revolving Loans, the U.S. Revolving Loans and, if applicable, any Loans made under the Incremental Revolving Commitment, and “Revolving Loan” means any of such Revolving Loans.

“Revolving Pro Rata Extension Offer” has the meaning set forth in Section 2.26.

“Revolving/Term Loan Maturity Date” means September 27, 2017.

“RPMRR” means the Register of Personal and Movable Real Rights (Quebec).

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, or any successor or assignee of the business of such division in the business of rating securities.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a person or entity resident in or determined to be resident in a country, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Assets” means any accounts receivable, notes receivable, rights to future lease payments or residuals (collectively, the “Receivables”) owed to or owned by a Borrower or any  Subsidiary (whether now existing or arising or acquired in the future), all collateral securing such Receivables, all contracts and contract rights, purchase orders, records, security interests, financing statements or other documentation in respect of such Receivables and all guarantees, letters of credit, insurance or other agreements or arrangements supporting or securing payment in respect of such Receivables, all lockboxes and collection accounts in respect of  such Receivables (but only to the extent such lockboxes and collection  accounts contain only amounts related to such Receivables subject to a Permitted Securitization Transaction), all collections and proceeds of such Receivables and other assets which are of the type customarily granted or transferred in connection with securitization transactions involving receivables similar to such Receivables.

“Security” means “security” as defined in Section 2(1) of the Securities Act.

“Senior Note Indentures” means, collectively, the 1995 Senior Note Indenture and the 2008 Senior Note Indenture.

“Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (x) (A) the portion of Total Funded Debt as of such date that is secured by a Lien on any assets of a Borrower or a Restricted Subsidiary, minus (B) unrestricted cash on the balance sheet in excess of the sum of (i) U.S.$50,000,000 plus (ii) outstanding Revolving Loans, Swingline Loans and amounts outstanding under Permitted Securitization Transactions and the Receivables Finance Facility to (y) EBITDA for the most recently reported period of the four prior fiscal quarters ending prior to such date.

“Sharing Event” means (a) the occurrence of any Event of Default under Section 7.1(g), (b) the declaration of the termination of any Commitment, or the acceleration of the maturity of any Loans, in each case in accordance with Section 7.2 or (c) the failure of any Borrower to pay any principal of, or interest on, any Loans or any LOC Obligations on the Revolving/Term Loan Maturity Date.

“Specified Transaction” has the meaning set forth in the definition of Pro Forma Basis set forth in this Section 1.1.

“Spot Rate” means, with respect to Canadian Dollars, the rate quoted by Bank of America, acting through its Canada Branch, as the spot rate for the purchase of Canadian Dollars with U.S. Dollars (or the purchase of U.S. Dollars with Canadian Dollars, as applicable) through its principal foreign exchange trading office at approximately 11:00 a.m. on the date (i) such foreign exchange computation is made in the case of U.S. Base Rate Loans and Canadian Prime Rate Loans, and (ii) three (3) Business Days prior to the date as of which the foreign exchange computation is made in the case of LIBOR Rate Loans and Bankers’ Acceptance Advances.

“SSCC Acquisition” means the acquisition by the Company and/or one of its Restricted Subsidiaries of Smurfit-Stone Container Corporation, a Delaware corporation (the “Acquired Company”), pursuant to the SSCC Merger Agreement.

“SSCC Acquisition Documents” means the SSCC Merger Agreement and each other material agreement executed and delivered in connection with the consummation of the SSCC Acquisition.

“SSCC Merger Agreement” means the Agreement and Plan of Merger, dated as of January 23, 2011, by and among the Company, Sam Acquisition, LLC and the Acquired Company.

“Standard Securitization Undertakings” means (i) any obligations and undertakings of the Company or any Restricted Subsidiary on terms and conditions consistent with the sale treatment of Securitization Assets in a transaction that results in a legal “true sale” of Securitization Assets in accordance with the laws of the United States, Canada, any province or territory of Canada or other applicable jurisdiction and (ii) any obligations and undertakings of the Company or any Restricted Subsidiary not inconsistent with the treatment of the transfer of Securitization Assets in a transaction as a legal “true sale” and otherwise consistent with customary securitization undertakings in accordance with the laws of the United States, Canada, any province or territory of Canada or other applicable jurisdiction; provided that Standard Securitization Undertakings shall not include any guaranty or other obligation of the Company and its Restricted Subsidiaries with respect to any Securitization Asset that is not collected, not paid or otherwise uncollectible on account of the insolvency, bankruptcy, creditworthiness or financial inability to pay of the applicable obligor with respect to such Securitization Asset.

“Subordinated Debt” means Indebtedness incurred by any Credit Party which by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations and contains customary subordination terms or other subordination terms reasonably acceptable to the Administrative Agent.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors or other managers of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) are at the time owned by such Person directly or indirectly through one or more intermediaries or subsidiaries.  Unless otherwise identified, “Subsidiary” or “Subsidiaries” means Subsidiaries of the Company.

“SunTrust” means SunTrust Bank, and its successors.

“Swingline Lender” means the U.S. Swingline Lender and/or the Canadian Swingline Lender, as applicable.

“Swingline Loan” means a U.S. Swingline Loan and/or a Canadian Swingline Loan, as applicable.

“Synthetic Lease” means any synthetic lease, tax retention operating lease or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.

“Tax Exempt Certificate” has the meaning set forth in Section 2.20.

“Taxes” has the meaning set forth in Section 2.20.

“Tennessee IDB Bonds” means the industrial development bonds related to the Tennessee IDB Leasehold Parcel.

“Tennessee IDB Leasehold Parcel” means the leasehold estate of the Acquired Company in the real Property located in Murfreesboro, Tennessee.

“Term Loan” has the meaning set forth in Section 2.3(a).

“Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan in a principal amount equal to such Term Loan Lender’s Term Loan Commitment Percentage of the Term Loan Committed Amount.

“Term Loan Commitment Percentage” means, for any Term Loan Lender, the percentage identified as its Term Loan Commitment Percentage on Schedule 2.1(a) to the Amendment Agreement, as such percentage may be modified in connection with any Incremental Term Loan Commitment and/or any assignment made in accordance with the provisions of Section 9.6.

“Term Loan Committed Amount” has the meaning set forth in Section 2.3(a).

“Term Loan Lender” means, as of any date of determination, any Lender that holds a portion of the outstanding Term Loan on such date.

“Term Loan Note” or “Term Loan Notes” means the promissory notes of the Company in favor of each of the Term Loan Lenders evidencing the portion of the Term Loan provided pursuant to Section 2.3(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time

“Term Pro Rata Extension Offer” has the meaning set forth in Section 2.26.

“Total Funded Debt” means, without duplication, the sum of: (a) Consolidated Funded Debt, (b) with respect to a Permitted Securitization Transaction, (i) if a Permitted Securitization Subsidiary is a party to such Permitted Securitization Transaction, the aggregate principal, stated or invested amount of outstanding loans made to the relevant Permitted Securitization Subsidiary under such Permitted Securitization Transaction and (ii) if a Permitted Securitization Entity is a party to such Permitted Securitization Transaction, the aggregate amount of cash consideration received as of the date of such sale or transfer by the Credit Parties and their Subsidiaries from the sale or transfer of Receivables during the applicable calendar month in which such sale or transfer took place under such Permitted Securitization Transaction, and (c) to the extent not otherwise included, the outstanding principal balance of the Receivables Finance Facility.

“Trademark License” means any agreement, written or oral, providing for the grant by or to a Credit Party of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress and service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and (b) all renewals thereof.

“Transactions” means, collectively, the SSCC Acquisition, the repayment and refinancing of certain existing Indebtedness of the Company, the Acquired Company and their respective Subsidiaries in connection with the SSCC Acquisition, the initial borrowings under this Agreement and the payment of fees, commissions and expenses in connection with each of the foregoing.

“Type” means, as to any Loan, its nature as a Base Rate Loan, LIBOR Rate Loan, U.S. Swingline Loan or Canadian Swingline Loan, as the case may be.

“Unrestricted Subsidiary” means (i) any Permitted Securitization Subsidiary, (ii) any Permitted Joint Venture that is a Subsidiary and (iii) any Subsidiary which, at the option of the Company, is designated in writing by the Company to the Administrative Agent as being an Unrestricted Subsidiary; provided that the Company may designate any such Permitted Securitization Subsidiary or Permitted Joint Venture as a Restricted Subsidiary in its discretion.  The Company may designate a Restricted Subsidiary as an Unrestricted Subsidiary at any time so long as (A) no Default or Event of Default is in existence or would be caused by such designation and (B) the Company supplies to the Administrative Agent a Pro Forma Compliance Certificate demonstrating pro forma compliance with the financial covenants in Section 6.1 after giving effect to such designation.

“U.S. Base Rate” means a fluctuating rate of interest per annum which is equal to the greater of (i) the reference rate of interest (however designated) of the Canadian Agent for determining interest chargeable by it on U.S. Dollar commercial loans made in Canada on such day and (ii) the Federal Funds Rate in effect on such day plus ½ of 1%.

“U.S. Base Rate Loans” means Revolving Loans made by the Canadian Lenders in U.S. Dollars accruing interest based on the U.S. Base Rate.

“U.S. Credit Parties” means the Company, any Borrower designated as such under Section 2.1(f) and the U.S. Guarantors.

“U.S. Dollars” and “U.S.$” means dollars in lawful currency of the United States of America.

“U.S. Guarantors” has the meaning set forth in the introductory paragraph hereof.

“U.S. Obligations” means all Credit Party Obligations of the Company and the U.S. Guarantors.

“U.S. Revolving Commitment” means, with respect to each U.S. Revolving Lender, the commitment of such U.S. Revolving Lender to make U.S. Revolving Loans in an aggregate principal Dollar Amount at any time outstanding up to such U.S. Revolving Lender’s U.S. Revolving Commitment Percentage of the U.S. Revolving Committed Amount.

“U.S. Revolving Commitment Percentage” means, for each U.S. Revolving Lender, the percentage identified as its U.S. Revolving Commitment Percentage on Schedule 2.1(a) to the Amendment Agreement or in the Assignment and Assumption pursuant to which such U.S. Revolving Lender became a U.S. Revolving Lender hereunder, as such percentage may be modified in connection with any Incremental Revolving Commitment and/or any assignment made in accordance with the provisions of Section 9.6(b).

“U.S. Revolving Committed Amount” has the meaning set forth in Section 2.1(a).

“U.S. Revolving Lender” means any Lender which has a U.S. Revolving Commitment.

“U.S. Revolving Loans” has the meaning set forth in Section 2.1(a).

“U.S. Revolving Note” or U.S. Revolving Notes” means the promissory notes of the Company provided pursuant to Section 2.1(e) in favor of each of the U.S. Revolving Lenders evidencing the U.S. Revolving Loans, individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

“U.S. Swingline Commitment” means the commitment of the U.S. Swingline Lender to make U.S. Swingline Loans in an aggregate principal amount at any time outstanding up to the Dollar Amount of the U.S. Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the U.S. Swingline Loans as provided in Section 2.5(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

“U.S. Swingline Committed Amount” shall have the meaning set forth in Section 2.5(a).

“U.S. Swingline Lender” means Wells Fargo, in its capacity as such, or any successor U.S. swingline lender hereunder

“U.S. Swingline Loan” or “U.S. Swingline Loans” has the meaning set forth in Section 2.5(a).

“U.S. Swingline Note” means the promissory note of the Company in favor of the U.S. Swingline Lender evidencing the U.S. Swingline Loans provided pursuant to Section 2.5(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

“Voting Stock” means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Wells Fargo” means Wells Fargo Bank, National Association and its successors.

“Wholly-Owned Restricted Subsidiary” means, at any time, any Restricted Subsidiary that is a Wholly-Owned Subsidiary.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary of which all of the equity interests (except directors’ qualifying shares or shares aggregating less than 1% of the outstanding shares of such Subsidiary which are owned by individuals) and voting interests are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

1.2            Computation of Time Periods.

All time references in this Credit Agreement and the other Credit Documents shall be to Charlotte, North Carolina time unless otherwise indicated.  For purposes of computation of periods of time hereunder, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

1.3           Accounting Terms.

(i)            Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of Company delivered to the Lenders; provided that, if the Company shall notify the Administrative Agent that it wishes to amend any covenant in Section 6.1 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend Section 6.1 for such purpose), then the Company’s compliance with such covenant shall be determined on the basis of GAAP in effect and as adopted by the Company on September 30, 2010 (which, for the avoidance of doubt, shall exclude any prospective changes to lease accounting under GAAP), until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

(ii)           The Company shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any Required Financial Information, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.

(iii)           Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made in determining compliance for any applicable period with the financial covenants set forth in Section 6.1 (including, without limitation, for purposes of the definitions of “Applicable Percentage,” “Consolidated Interest Expense,” “EBITDA,” “Pro Forma Basis” and “Total Funded Debt” set forth in Section 1.1), (i) after consummation of any Permitted Acquisition, (A) income statement items and balance sheet items (whether positive or negative) attributable to the entity or Property acquired in such transaction shall be included in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Company and the Administrative Agent, and (B) Indebtedness of an acquired entity which is retired in connection with a Permitted Acquisition shall be excluded from such calculations and deemed to have been retired as of the first day of such applicable period and (ii) after consummation of any disposition of Property permitted by Section 6.4(i), (A) income statement items and balance sheet items (whether positive or negative) attributable to the Property disposed of shall be excluded in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Company and the Administrative Agent and (B) Indebtedness of a disposed entity which is retired in connection with such Asset Disposition shall be excluded from such calculations and deemed to have been retired as of the first day of such applicable period.

(iv)           Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that after the Credit Parties’ obligations with respect to a series of debt securities are deemed to be no longer outstanding under an indenture or other operative document governing such debt securities (including due to having paid or irrevocably deposited funds sufficient to pay the entire Indebtedness represented by such debt securities at a given date), (A) such debt securities will thereafter be deemed to be no longer “outstanding” for purposes of all calculations made under this Credit Agreement and (B) any interest expense attributable to such debt securities will thereafter be deemed not to constitute Interest Expense for purposes of all calculations made under this Agreement.

1.4            Exchange Rates; Currency Equivalents.

(a)           The Canadian Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating the Dollar Amounts of Extensions of Credit and amounts outstanding hereunder denominated in Canadian Dollars.  Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency for purposes of the Credit Documents shall be such Dollar Amount as so determined by the Administrative Agent.

(b)           Wherever in this Credit Agreement in connection with an Extension of Credit, conversion, continuation or prepayment of a Loan, an amount, such as a required minimum or multiple amount, is expressed in U.S. Dollars, but such Extension of Credit or Loan is denominated in Canadian Dollars, such amount shall be the relevant Canadian Dollar Equivalent of such U.S. Dollar amount (rounded to the nearest C$1,000), as determined by the Canadian Agent.

1.5           Effect of Restatement.  This Agreement shall, except as otherwise expressly set forth herein, supersede the Original Credit Agreement from and after the Restatement Effective Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Original Credit Agreement as of the Restatement Effective Date.  The parties hereto acknowledge and agree, however, that all references in the other Credit Documents to the “Credit Agreement” shall be deemed to refer without further amendment to this Agreement as amended and restated.  For the avoidance of doubt, on the Restatement Effective Date any Lender hereunder that was a Lender under and as defined in the Original Credit Agreement shall be deemed to have had its U.S. Revolving Loans, Canadian Revolving Loans and Term Loans under the Original Credit Agreement prepaid in the respective amounts equal to the U.S. Revolving Loans, Canadian Revolving Loans and Term Loans it makes or is deemed to make hereunder on the Restatement Effective Date regardless of whether it receives any actual cash payment in connection with such prepayment.

ARTICLE II
CREDIT FACILITY

2.1            U.S. Revolving Loans.

(a)           U.S. Revolving Commitment.  During the Commitment Period, subject to the terms and conditions hereof, the U.S. Revolving Lenders severally agree to make revolving credit loans in U.S. Dollars (“U.S. Revolving Loans”) to the Company from time to time in an aggregate principal Dollar Amount of up to ONE BILLION, FOUR HUNDRED SEVENTY-FIVE MILLION U.S. DOLLARS (U.S.$ 1,475,000,000) less the aggregate amount of the Canadian Revolving Committed Amount from time to time (as such amount may be increased or reduced from time to time in accordance with Section 2.11, the “U.S. Revolving Committed Amount”); provided, however, that after giving effect to any such U.S. Revolving Loans, (i) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount, (ii) the aggregate principal Dollar Amount of the outstanding U.S. Revolving Loans, U.S. Swingline Loans and LOC Obligations shall not exceed the U.S. Revolving Committed Amount and (iii) the aggregate principal Dollar Amount of any U.S. Revolving Lender’s U.S. Revolving Commitment Percentage of outstanding U.S. Revolving Loans, U.S. Swingline Loans and LOC Obligations shall not exceed its U.S. Revolving Commitment.  U.S. Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, U.S. Revolving Loans made on the Closing Date or on any of the three (3) Business Days following the Closing Date may only consist of Alternate Base Rate Loans unless the Company executes a funding indemnity letter in form and substance reasonably satisfactory to the Administrative Agent.  LIBOR Rate Loans denominated in U.S. Dollars shall be made by each U.S. Revolving Lender at its LIBOR Lending Office.  Alternate Base Rate Loans shall be made by each U.S. Revolving Lender at its Domestic Lending Office.

(b)           U.S. Revolving Loan Borrowings.

(i)            Notice of Borrowing.  The Company may request a U.S. Revolving Loan borrowing by delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax or electronically by pdf) to Administrative Agent not later than 11:00 a.m. on the date of the requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans denominated in U.S. Dollars.  Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a U.S. Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor.  If the Company shall fail to specify in any such Notice of Borrowing (1) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one (1) month, or (2) the Type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder.  The Administrative Agent shall give notice to each U.S. Revolving Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such U.S. Revolving Lender’s share thereof.

(ii)           Minimum Amounts.  Each U.S. Revolving Loan shall be in a minimum aggregate Dollar Amount of (A) in the case of LIBOR Rate Loans, U.S.$5,000,000 and integral multiples of U.S.$1,000,000 in excess thereof (or the remaining U.S. Revolving Committed Amount, if less) and (B) in the case of Alternate Base Rate Loans, U.S.$1,000,000 and integral multiples of U.S.$1,000,000 in excess thereof (or the remaining U.S. Revolving Committed Amount, if less).

(iii)           Advances.  Each U.S. Revolving Lender will make its U.S. Revolving Commitment Percentage of each U.S. Revolving Loan borrowing available to the Administrative Agent, for the account of the Company, in U.S. Dollars and in funds immediately available to the Administrative Agent, at the Administrative Agent’s office by 1:00 p.m.  on the date specified in the applicable Notice of Borrowing.  Such borrowing will then be made available to the Company by the Administrative Agent by crediting the account of the Company designated in the Account Designation Letter hereunder with the aggregate of the amounts made available to the Administrative Agent by the U.S. Revolving Lenders and in like funds as received by the Administrative Agent.

(c)            Repayment.  The principal amount of all U.S. Revolving Loans shall be due and payable in full on the Revolving/Term Loan Maturity Date, unless accelerated sooner pursuant to Section 7.2.

(d)            Interest. Subject to the provisions of Sections 2.8 and 2.13, U.S. Revolving Loans shall bear interest as follows:

(i)            Alternate Base Rate Loans.  During such periods as U.S. Revolving Loans shall be comprised in whole or in part of Alternate Base Rate Loans, such Alternate Base Rate Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage; and

(ii)            LIBOR Rate Loans.  During such periods as U.S. Revolving Loans shall be comprised in whole or in part of LIBOR Rate Loans, such LIBOR Rate Loans shall bear interest at a per annum rate equal to the LIBOR Rate plus the Applicable Percentage.

Interest on U.S. Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

(e)            U.S. Revolving Notes.  The U.S. Revolving Loans shall be further evidenced by a duly executed U.S. Revolving Note in favor of each U.S. Revolving Lender substantially in the form of Schedule 2.1(e) to the Original Credit Agreement, if requested by such U.S. Revolving Lender.

(f)            Designation of Additional Borrowers.  From time to time, the Company may designate Restricted Subsidiaries of the Company incorporated, formed or otherwise organized in the United States and reasonably satisfactory to the Administrative Agent as joint and several additional Borrowers under the U.S. Revolving Loans and such parties shall become a party to this Agreement pursuant to a joinder agreement reasonably satisfactory to the Administrative Agent.

2.2            Canadian Revolving Loans.

(a)            Canadian Revolving Commitment.  During the Commitment Period, subject to the terms and conditions hereof, the Canadian Revolving Lenders severally agree to make revolving credit loans in Canadian Dollars or U.S. Dollars to the Canadian Borrower from time to time in an aggregate principal Dollar Amount of up to THREE HUNDRED MILLION U.S. DOLLARS (U.S.$300,000,000) (as such amount may be increased or reduced from time to time in accordance with Section 2.11, the “Canadian Revolving Committed Amount”); provided, however, that after giving effect to any such Canadian Revolving Loans, (i) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount, (ii) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Canadian Revolving Loans and Canadian Swingline Loans shall not exceed the Canadian Revolving Committed Amount and (iii) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of any Canadian Revolving Lender’s Canadian Revolving Loans shall not exceed its Canadian Revolving Commitment.  Canadian Revolving Loans may consist of U.S. Base Rate Loans, Canadian Prime Rate Loans, LIBOR Rate Loans, Bankers’ Acceptance Advances or a combination thereof, as the Canadian Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.  Canadian Prime Rate Loans and Bankers’ Acceptance Advances shall be denominated in Canadian Dollars and Canadian Revolving Loans which are U.S. Base Rate Loans or LIBOR Rate Loans shall be denominated in U.S. Dollars.  LIBOR Rate Loans shall be made by each Canadian Revolving Lender at its LIBOR Lending Office.  Canadian Prime Rate Loans, Canadian Revolving Loans which are U.S. Base Rate Loans and Bankers’ Acceptance Advances shall be made by each Canadian Revolving Lender at its Canadian Lending Office.  Canadian Revolving Loans may only be made, and Bankers’ Acceptance Advances may only be accepted, by Lenders which are Canadian Lenders.  The Canadian Lenders as of the Restatement Effective Date are those identified as such on Schedule 2.1(a) to the Amendment Agreement.  Any such Lender which should cease to be or to qualify as a Canadian Lender shall forthwith notify the Canadian Borrower of such event.

(b)            Canadian Revolving Loan Borrowings.

(i)    Notice of Borrowing.  The Canadian Borrower (or the Company on behalf of the Canadian Borrower) may request a Canadian Revolving Loan borrowing by delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax or electronically by pdf) to the Canadian Agent (with a copy to the Administrative Agent) not later than 12:00 Noon on (A) the Business Day prior to the date of the requested borrowing in the case of U.S. Base Rate Loans and Canadian Prime Rate Loans, (B) the third Business Day prior to the date of the requested borrowing in the case of Bankers’ Acceptance Advances and (C) the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans.  Each such Notice of Borrowing shall be irrevocable and shall specify (A) that a Canadian Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of U.S. Base Rate Loans, Canadian Prime Rate Loans, LIBOR Rate Loans, Bankers’ Acceptance Advances or a combination thereof, and (I) if LIBOR Rate Loans are requested, the Interest Period therefor, (II) if Bankers’ Acceptance Advances are requested, the BA Period therefor.  If the Canadian Borrower shall fail to specify in any such Notice of Borrowing (1) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one (1) month, (2) an applicable BA Period for a Bankers’ Acceptance Advance, then such notice shall be deemed to be a request for a BA Period of one (1) month, or (3) the Type of Canadian Revolving Loan requested, then such notice shall be deemed to be a request for Canadian Prime Rate Loan hereunder.  The Canadian Agent shall give notice to each Canadian Revolving Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Canadian Revolving Lender’s share thereof.

(ii)           Minimum Amounts.  Each Canadian Revolving Loan which is a U.S. Base Rate Loan shall be in a minimum aggregate Dollar Amount of U.S.$5,000,000 and in integral multiples of U.S.$1,000,000 in excess thereof (or the remaining amount of the Canadian Revolving Committed Amount, if less).  Each Canadian Revolving Loan which is a Canadian Prime Rate Loan shall be in a minimum aggregate Dollar Amount of C$5,000,000 and in integral multiples of C$1,000,000 in excess thereof (or the remaining amount of the Canadian Revolving Committed Amount, if less).  Each Canadian Revolving Loan which is a LIBOR Rate Loan shall be in a minimum aggregate Dollar Amount of U.S.$5,000,000 and in integral multiples of U.S.$1,000,000 in excess thereof (or the remaining amount of the Canadian Revolving Committed Amount, if less).  Each Canadian Revolving Loan which is a Bankers’ Acceptance Advance shall be in a minimum aggregate Dollar Amount of C$5,000,000 and in integral multiples of C$1,000,000 in excess thereof (or the remaining amount of the Canadian Revolving Committed Amount, if less).

(iii)           Advances.  Each Canadian Revolving Lender will make its Canadian Revolving Commitment Percentage of each Canadian Revolving Loan borrowing available to the Canadian Agent, for the account of the Canadian Borrower, in U.S. Dollars or Canadian Dollars, as applicable and in funds immediately available to the Canadian Agent, at the Canadian Agent’s office by 1:00 p.m.  on the date specified in the applicable Notice of Borrowing.  Such borrowing will then be made available to the Canadian Borrower by the Canadian Agent by wiring the aggregate of the amounts made available to the Canadian Agent by the Canadian Revolving Lenders and in like funds as received by the Canadian Agent to the account of the Canadian Borrower specified by the Canadian Borrower in the Account Designation Letter delivered hereunder.

(c)   Repayment.  The principal amount of all Canadian Revolving Loans shall be due and payable in full on the Revolving/Term Loan Maturity Date, unless accelerated sooner pursuant to Section 7.2.

(d)            Interest and Fees.  Subject to the provisions of Sections 2.8 and 2.13, Canadian Revolving Loans shall bear interest as follows:

(i)            U.S. Base Rate Loan.  During such periods as Canadian Revolving Loans shall be comprised of U.S. Base Rate Loans, each such U.S. Base Rate Loan shall bear interest at a per annum rate equal to the U.S. Base Rate plus the Applicable Percentage;

(ii)           Canadian Prime Rate Loans.  During such periods as Canadian Revolving Loans shall be comprised of Canadian Prime Rate Loans, each such Canadian Prime Rate Loan shall bear interest at a per annum rate equal to the sum of the Canadian Prime Rate plus the Applicable Percentage;

(iii)          LIBOR Rate Loans.  During such periods as Canadian Revolving Loans shall be comprised of LIBOR Rate Loans, such LIBOR Rate Loans shall bear interest at a per annum rate equal to the LIBOR Rate plus the Applicable Percentage; and

(iv)          Bankers’ Acceptance Advances.  During such periods as Revolving Loans shall be comprised of Bankers’ Acceptance Advances, each such Bankers’ Acceptance Advance shall bear interest at a per annum rate equal to the BA Rate plus an acceptance fee determined in accordance with Section 2.2(f)(ii).

Interest on Canadian Revolving Loans shall be payable in arrears on each Interest Payment Date (or in the case of Bankers’ Acceptance Advances by discount on the date of funding of such Bankers’ Acceptance Advance).

(e)            Notes.  The Canadian Revolving Loans shall be further evidenced by a duly executed Canadian Revolving Note in favor of each Canadian Revolving Lender substantially in the form of Schedule 2.2(e) to the Original Credit Agreement, if requested by such Canadian Revolving Lender.

(f)            Funding of Bankers Acceptances.

(i)             Notice of Borrowing.  Subject to the limitations contained in Section 2.2(a), Section 2.2(b) and this Section 2.2(f), if the Canadian Agent receives from the Canadian Borrower a Notice of Borrowing or a Notice of Conversion/Extension requesting a Bankers’ Acceptance Advance or an extension or conversion of a Canadian Prime Rate Loan into a Bankers’ Acceptance Advance, the Canadian Agent shall notify each of the Canadian Revolving Lenders promptly on the third Business Day prior to the date of such requested borrowing of such request except that, if the Face Amount of a Bankers’ Acceptance or Acceptance Note which would otherwise be accepted or purchased by a Canadian Revolving Lender would not be in the amount of C$100,000, or an integral multiple thereof, such Face Amount shall be increased or reduced by the Canadian Agent in its sole and unfettered discretion to the nearest integral multiple of C$100,000.  Each BA Lender or Acceptance Lender, as applicable, shall, not later than 12:00 noon (Toronto time) on the date of each Bankers’ Acceptance Advance under the Canadian Revolving Loan (whether in respect of a Notice of Borrowing or pursuant to a Notice of Conversion/Extension), subject to this Section 2.2(f) and Section 2.2(a), purchase Bankers’ Acceptances or Acceptance Notes of the Canadian Borrower which are presented to it for acceptance or purchase and which have an aggregate Face Amount equal to such BA Lender’s or Acceptance Lender’s pro rata share of the total Bankers’ Acceptance Advance on such date.  Concurrent with the acceptance or purchase of Bankers’ Acceptances or Acceptance Notes of the Canadian Borrower as aforesaid, each BA Lender or Acceptance Lender, as applicable, shall make available to the Canadian Agent its pro rata portion of the Notional BA Proceeds with respect to such Bankers’ Acceptance.  The Canadian Agent shall, upon fulfillment by the Canadian Borrower of the conditions set out in Section 4.1 or Section 4.2, as applicable, make such Notional BA Proceeds available to the Canadian Borrower on the date of such Bankers’ Acceptance Advance by wiring the aggregate of funds made available to the Canadian Agent by the Canadian Revolving Lenders and in like funds as received by the Canadian Agent to the account of the Canadian Borrower specified by the Canadian Borrower in the Account Designation Letter delivered hereunder.

(ii)           Acceptance Fees.  With respect to each draft and Acceptance Note of the Canadian Borrower accepted or issued pursuant hereto, the Canadian Borrower shall pay to the Canadian Agent on behalf of the Canadian Lenders, in advance, an acceptance fee denominated in Canadian Dollars calculated at the rate per annum, on the basis of a year of 365 days (or 366 days, as applicable), equal to the Applicable Canadian Revolver BA Margin on the Face Amount of such Bankers’ Acceptance or the face amount of such Acceptance Note, as applicable for its term, being the actual number of days in the period commencing on the date of acceptance of the Canadian Borrower’s draft or date of issuance of such Acceptance Note and ending on, but excluding the maturity date of, the Bankers’ Acceptance or Acceptance Note.  Such acceptance fees shall be non-refundable and shall be fully earned when due.  Such acceptance fees shall be paid by the Canadian Borrower by deduction of the amount thereof from what would otherwise be Notional BA Proceeds funded pursuant to this Section 2.2(f).

(iii)           Safekeeping of Drafts and Power of Attorney.

(A)           The BA Lenders agree that, in respect of the safekeeping of executed drafts of the Canadian Borrower which are delivered to them for acceptance hereunder, they shall exercise the same degree of care that the BA Lenders give to their own property, provided that the BA Lenders shall not be deemed to be insurers thereof.

(B)           To facilitate availment of Bankers’ Acceptances, the Canadian Borrower hereby appoints each BA Lender as its attorney to sign and endorse on its behalf (in accordance with a Notice of Borrowing or Notice of Conversion/Extension relating to Bankers’ Acceptances) in handwriting or by facsimile or mechanical signature, as and when deemed necessary by such BA Lender, blank forms of Bankers’ Acceptances in the form required by the applicable BA Lender.  The Canadian Borrower recognizes and agrees that all Bankers’ Acceptances so signed or endorsed on its behalf by a BA Lender shall bind the Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower.  The BA Lenders are hereby authorized (in accordance with a Notice of Borrowing or Notice of Conversion/Extension relating to Bankers’ Acceptances) to issue such Bankers’ Acceptances endorsed in blank in such face amounts as may be determined by them; provided that the aggregate amount thereof does not exceed the aggregate amount of Bankers’ Acceptances required to be accepted and purchased by such BA Lenders.  Each BA Lender shall not be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except the gross negligence or willful misconduct of the applicable BA Lender or its officers, employees, agents or representatives.  The applicable BA Lender shall maintain a record with respect to Bankers’ Acceptances (a) received by it in blank hereunder, (b) voided by it for any reason, (c) accepted and purchased by it hereunder and (d) cancelled at their respective maturities.

(iv)           Term and Interest Periods.  The term of any Bankers’ Acceptance or Acceptance Note shall be specified in the draft and in the Notice of Borrowing or Notice of Conversion/Extension related thereto and the term of any Bankers’ Acceptance and the term of any Acceptance Note shall be for a BA Period, unless otherwise agreed to by the Canadian Agent.  The term of each Bankers’ Acceptance or Acceptance Note shall mature on a Business Day.  No Bankers’ Acceptance or Acceptance Note shall have a maturity date after the Revolving/Term Loan Maturity Date.

(v)           Payment on Maturity.  The Canadian Borrower shall pay to the Canadian Agent, for the account of the BA Lenders or Acceptance Lenders, as applicable, on the maturity date of any Bankers’ Acceptance or Acceptance Note issued by the Canadian Borrower an amount equal to the Face Amount of such maturing Bankers’ Acceptance or the face amount of such Acceptance Note, as the case may be; provided that the Canadian Borrower may, at its option, so reimburse the BA Lenders or Acceptance Lenders, as applicable, in whole or in part, by delivering to the Canadian Agent no later than 12:00 noon (Toronto time) two (2) Business Days’ prior to the maturity date of a maturing Bankers’ Acceptance or Acceptance Note, as the case may be, a Notice of Conversion/Extension specifying the term of the Bankers’ Acceptance or the Acceptance Note, as the case may be, and presenting a draft or Acceptance Note to the BA Lenders or Acceptance Lenders, as applicable for acceptance and purchase resulting, in the case of reimbursement in whole by replacement Bankers’ Acceptance or Acceptance Note, in the aggregate equal to the Face Amount of the maturing Bankers’ Acceptance or face amount of the maturing Acceptance Note.  In the event that the Canadian Borrower fails to deliver a Notice of Conversion/Extension and fails to make payment to the Canadian Agent in respect of the maturing Bankers’ Acceptance Advance, the Face Amount of the maturing Bankers’ Acceptances and the face amount of any Acceptance Note forming part of such Bankers’ Acceptance Advance shall be deemed to be converted to a Canadian Prime Rate Loan on the relevant maturity date.

(vi)           Waiver of Days of Grace.  The Canadian Borrower renounces and shall not claim any days of grace for the payment of any Bankers’ Acceptance or Acceptance Notes.

(vii)          Special Provisions Relating to Acceptance Notes.

(A)           The Canadian Borrower and each Canadian Lender hereby acknowledge and agree that from time to time certain Canadian Lenders may not be authorized to or may, as a matter of general corporate policy, elect not to accept and purchase Bankers’ Acceptances, and the Canadian Borrower and each Canadian Lender agree that any such Canadian Lender may purchase Acceptance Notes of the Canadian Borrower in accordance with the provisions of Section 2.2(f)(vii)(B) in lieu of accepting and purchasing Bankers’ Acceptances for its account.

(B)           In the event that any Canadian Lender described in Section 2.2(f)(vii)(A) above is unable to, or elects as a matter of general corporate policy not to, accept Bankers’ Acceptances hereunder, such Lender shall not be required to accept Bankers’ Acceptances hereunder, but rather, if the Canadian Borrower requests the acceptance of such Bankers’ Acceptances, then the Canadian Borrower shall deliver to such BA Lender non-interest bearing promissory notes (each, an “Acceptance Note”) of the Borrower, substantially in the form of Schedule 2.2(f) to the Original Credit Agreement, having the same maturity as the Bankers’ Acceptances to be accepted and in an aggregate face amount equal to the Face Amount of such Bankers’ Acceptances.  Each such Acceptance Lender hereby agrees to purchase Acceptance Notes from the Canadian Borrower at a purchase price equal to the Notional BA Proceeds which would have been applicable if a Bankers’ Acceptance draft had been accepted by it and such Acceptance Notes shall be governed by the provisions of this Section 2.2(f) as if they were Bankers’ Acceptances.

Notwithstanding the foregoing, unless the Acceptance Lender otherwise notifies the Canadian Borrower in writing, in lieu of receiving delivery of Acceptance Notes, such Acceptance Notes shall be uncertificated and Acceptance Notes shall be evidenced by the account of the Lenders.

(viii)         No Market.  If the Canadian Agent determines in good faith and notifies the Canadian Borrower in writing that, by reason of circumstances affecting the Canadian money market, there is no market for Bankers’ Acceptances, then the right of the Canadian Borrower to request Bankers’ Acceptance Advances shall be suspended until the Canadian Agent determines that the circumstances causing such suspension no longer exist and the Administrative Agent so notifies the Canadian Borrower.  In such circumstances, any Notice of Borrowing for a Bankers’ Acceptance Advance which is outstanding shall be cancelled and the Bankers’ Acceptance Advance requested therein shall, at the option of the Canadian Borrower, either not be made or be made as a Canadian Prime Rate Loan.

(g)            Collateralization of Bankers’ Acceptances.  With respect to the prepayment or cash collateralization of unmatured Bankers’ Acceptances pursuant to Section 2.10 (it being acknowledged that any requirement to pay or prepay Bankers’ Acceptances prior to their maturity shall be construed as a requirement to provide cash collateral under this provision), the Canadian Borrower shall provide for the funding of such unmatured Bankers’ Acceptances by paying to and depositing in a collateral account on terms reasonably satisfactory to the Canadian Agent and the Borrowers cash collateral for each such unmatured Bankers’ Acceptances in an amount equal to the principal amount at maturity of such Bankers’ Acceptances.  Such collateral account shall be held by the Canadian Agent as security for the obligations of the Canadian Borrower in relation to such Bankers’ Acceptances and the security of the Canadian Agent thereby created shall rank in priority to all other Liens and adverse claims against such cash collateral.  Such cash collateral shall be applied to satisfy pro tanto the obligations of the Canadian Borrower for such Bankers’ Acceptances as they mature and the Canadian Agent is hereby irrevocably directed by the Canadian Borrower to apply any such cash collateral to such maturing Bankers’ Acceptances.

Amounts held in such collateral account may not be withdrawn by the Canadian Borrower.  If after maturity of the Bankers’ Acceptances for which such funds are held and application by the Canadian Agent of the amounts in such collateral accounts to satisfy the obligations of the Canadian Borrower hereunder with respect to the Bankers’ Acceptances being repaid, any excess remains, such excess shall be promptly paid by the Canadian Agent to the Canadian Borrower so long as no Default or Event of Default is then continuing.

(h)            Designation of Additional Borrowers.  From time to time, the Company may designate Restricted Subsidiaries of the Company incorporated, formed or otherwise organized in Canada and reasonably satisfactory to the Canadian Agent as joint and several additional Borrowers under the Canadian Revolving Loans and such parties shall become a party to this Agreement pursuant to a joinder agreement reasonably satisfactory to the Administrative Agent.

2.3            Term Loan.

(a)            Term Loan.  On the Restatement Effective Date, subject to the terms and conditions in the Amendment Agreement and in reliance upon the representations and warranties set forth therein, each Term Loan Lender severally agrees to make available to the Company such Term Loan Lender’s Term Loan Commitment Percentage of a term loan in U.S. Dollars (the “Term Loan”) in the aggregate principal Dollar Amount of ONE BILLION, TWO HUNDRED TWENTY-TWO MILLION, FIVE HUNDRED SEVENTY-FIVE THOUSAND U.S. DOLLARS (U.S.$1,222,575,000) (the “Term Loan Committed Amount”) for the purposes hereinafter set forth.  The Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request.  LIBOR Rate Loans shall be made by each Term Loan Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.  Amounts repaid or prepaid on the Term Loan may not be reborrowed.

(b)            Repayment of Term Loan.  The principal amount of the Term Loan shall be repaid in twenty (20) consecutive quarterly installments in the amounts as set forth below, unless accelerated sooner pursuant to Section 7.2:

Principal Amortization Payment Dates	Term Loan Principal Amortization Payments (in U.S.$)
December 31, 2012	30,564,375
March 31, 2013	30,564,375
June 30, 2013	30,564,375
September 30, 2013	30,564,375
December 31, 2013	30,564,375
March 31, 2014	30,564,375
June 30, 2014	30,564,375
September 30, 2014	30,564,375
December 31, 2014	30,564,375
March 31, 2015	30,564,375
June 30, 2015	30,564,375
September 30, 2015	30,564,375
December 31, 2015	30,564,375
March 31, 2016	30,564,375
June 30, 2016	30,564,375
September 30, 2016	30,564,375
December 31, 2016	48,903,000
March 31, 2017	48,903,000
June 30, 2017	48,903,000
Revolving/Term Loan Maturity Date	Outstanding principal amount of the Term Loan

(c)            Interest on the Term Loan.  Subject to the provisions of Sections 2.8 and 2.13, the Term Loan shall bear interest as follows:

(i)            Alternate Base Rate Loans.  During such periods as the Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

(ii)            LIBOR Rate Loans.  During such periods as the Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

Interest on the Term Loan shall be payable in arrears on each Interest Payment Date.

(d)            Term Loan Notes.  The Company’s obligation to pay each Term Loan Lender’s Term Loan shall be evidenced, upon such Term Loan Lender’s request, by a Term Loan Note made payable to such Lender in substantially the form of Schedule 2.3(d) to the Amendment Agreement.

2.4            [Reserved].

2.5            U.S. Swingline Loan Subfacility.

(a)            U.S. Swingline Commitment.  Subject to the terms and conditions set forth herein, the U.S. Swingline Lender agrees, in reliance upon the agreements of the other U.S. Revolving Lenders set forth in this Section 2.5, to make loans (each such loan, a “U.S. Swingline Loan” and, collectively, the “U.S. Swingline Loans”) to the Company from time to time on any Business Day during the Commitment Period in an aggregate amount not to exceed at any time outstanding an aggregate Dollar Amount of ONE HUNDRED MILLION U.S. DOLLARS (U.S.$100,000,000) (the “U.S. Swingline Committed Amount”) for the purposes hereinafter set forth, notwithstanding the fact that such U.S. Swingline Loans, when aggregated with the outstanding amount of U.S. Revolving Loans, may exceed the amount of the U.S. Swingline Lender’s Revolving Commitment; provided, however, (i) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount and (ii) with regard to the U.S. Revolving Lenders collectively, the aggregate principal Dollar Amount of the outstanding U.S. Revolving Loans, U.S. Swingline Loans and LOC Obligations shall not exceed the U.S. Revolving Committed Amount.  U.S. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

(b)            U.S. Swingline Loan Borrowings.

(i)            Notice of Borrowing and Disbursement.  The Company may request a U.S. Swingline Loan borrowing by delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax or electronically by pdf) to the U.S. Swingline Lender and the Administrative Agent not later than 12:00 noon on the date of the requested borrowing.  U.S. Swingline Loan borrowings hereunder shall be made in minimum Dollar Amounts of U.S.$100,000 and in integral amounts of U.S.$100,000 in excess thereof.

(ii)            Repayment of U.S. Swingline Loans.  The Company shall repay each U.S. Swingline Loan on the Revolving/Term Loan Maturity Date, unless accelerated sooner pursuant to Section 7.2.  The U.S. Swingline Lender may, at any time, in its sole discretion, by written notice to the Company and the Administrative Agent, demand repayment of its U.S. Swingline Loans by way of a U.S. Revolving Loan borrowing, in which case the Company shall be deemed to have requested a U.S. Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the Dollar Amount of such U.S. Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (A) the Revolving/Term Loan Maturity Date, (B) the occurrence of any Event of Default described in Section 7.1(g), (C) upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(g) or any other Event of Default and (D) the exercise of remedies in accordance with the provisions of Section 7.2 (each such U.S. Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a “Mandatory U.S. Borrowing”).  Each U.S. Revolving Lender hereby irrevocably agrees to make such U.S. Revolving Loans promptly upon any such request or deemed request on account of each Mandatory U.S. Borrowing in the Dollar Amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (1) the amount of the Mandatory U.S. Borrowing may not comply with the minimum amount for borrowings of U.S. Revolving Loans otherwise required hereunder, (2) whether any conditions specified in Section 4.2 are then satisfied, except for the condition specified in Section 4.2(c)(i), (3) whether a Default or an Event of Default then exists, (4) failure of any such request or deemed request for U.S. Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (5) the date of such Mandatory U.S. Borrowing, or (6) any reduction in the U.S. Revolving Committed Amount or termination of the U.S. Revolving Commitments immediately prior to such Mandatory U.S. Borrowing or contemporaneously therewith.  In the event that any Mandatory U.S. Borrowing or other deemed request cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Company), then each U.S. Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory U.S. Borrowing or other deemed request would otherwise have occurred, but adjusted for any payments received from the Company on or after such date and prior to such purchase) from the U.S. Swingline Lender such participations in the outstanding U.S. Swingline Loans as shall be necessary to cause each such Lender to share in such U.S. Swingline Loans ratably based upon its respective U.S. Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2); provided that (x) all interest payable on the U.S. Swingline Loans shall be for the account of the U.S. Swingline Lender until the date as of which the respective participation is purchased, and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the U.S. Swingline Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory U.S. Borrowing would otherwise have occurred but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory U.S. Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

(c)            Interest on U.S. Swingline Loans.  Subject to the provisions of Section 2.8, U.S. Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage for Revolving Loans that are Alternate Base Rate Loans.  Interest on U.S. Swingline Loans shall be payable in arrears on each Interest Payment Date.

(d)            U.S. Swingline Note.  The U.S. Swingline Loans shall be evidenced by a duly executed promissory note of the Company to the U.S. Swingline Lender in the original Dollar Amount of the U.S. Swingline Committed Amount and substantially in the form of Schedule 2.5(d) to the Original Credit Agreement. On and after the Restatement Effective Date, each U.S. Swingline Lender that holds a promissory note that evidences U.S. Swingline Loans under the Original Credit Agreement shall be entitled to surrender such promissory note to the Company against delivery of a new promissory note completed in conformity with this Section evidencing the U.S. Swingline Loans held by such U.S. Swingline Lender on or after the Restatement Effective Date; provided that if any such promissory note is not so surrendered, then from and after the Restatement Effective Date such promissory note shall be deemed to evidence the U.S. Swingline Loans then held by such U.S. Swingline Lender under this Agreement.

(e)            Defaulting Lenders.  Notwithstanding anything to the contrary contained in this Section 2.5, the U.S. Swingline Lender shall not be obligated to make any U.S. Swingline Loan at a time when any other Lender is a Defaulting Lender, unless the U.S. Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Company or such Defaulting Lender which are satisfactory to the U.S. Swingline Lender to eliminate the U.S. Swingline Lender’s Fronting Exposure, if any (after giving effect to Section 2.24(c)), with respect to any such Defaulting Lender.

2.6            Canadian Swingline Loan Subfacility.

(a)            The Canadian Swingline.  Subject to the terms and conditions set forth herein, the Canadian Swingline Lender agrees, in reliance upon the agreements of the other Canadian Revolving Lenders set forth in this Section 2.6, to make loans (each such loan, a “Canadian Swingline Loan” and, collectively, “Canadian Swingline Loans”) to the Canadian Borrower from time to time on any Business Day during the Commitment Period in an aggregate amount not to exceed at any time outstanding an aggregate Dollar Amount of THIRTY MILLION U.S. DOLLARS (U.S.$30,000,000) (the “Canadian Swingline Committed Amount”) for the purposes hereinafter set forth, notwithstanding the fact that such Canadian Swingline Loans, when aggregated with the outstanding amount of Canadian Revolving Loans, may exceed the amount of the Canadian Swingline Lender’s Commitment; provided, however, that after giving effect to any Canadian Swingline Loan, (i) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount and (ii) with regard to the Canadian Revolving Lenders collectively, the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Canadian Revolving Loans plus outstanding Canadian Swingline Loans shall not exceed the Canadian Revolving Committed Amount.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Canadian Borrower may borrow under this Section 2.6, prepay under Section 2.10, and reborrow under this Section 2.6.  Immediately upon the making of a Canadian Swingline Loan, each Canadian Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian Swingline Lender a risk participation in such Canadian Swingline Loan in an amount equal to the product of such Lender’s Canadian Revolving Commitment Percentage times the amount of such Canadian Swingline Loan.

(b)            Borrowing Procedures.  The Canadian Borrower may request a Canadian Swingline Loan borrowing by delivering a written Notice of Borrowing (or telephone notice promptly confirmed in writing by delivery of a written Notice of Borrowing, which delivery may be by fax or electronically by pdf) to the Canadian Swingline Lender and the Canadian Agent.  Each such notice must be received by the Canadian Swingline Lender and the Canadian Agent not later than (x) 1:00 p.m., in the case of a borrowing of Canadian Prime Rate Loans, and (y) 11:00 a.m.  in the case of a borrowing of U.S. Base Rate Loans, on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of U.S.$100,000 or C$100,000, as the case may be, (ii) the requested borrowing date, which shall be a Business Day, and (iii) whether the requested borrowing shall be comprised of U.S. Base Rate Loans or Canadian Prime Rate Loans.  Promptly after receipt by the Canadian Swingline Lender of any telephonic Notice of Borrowing, the Canadian Swingline Lender will confirm with the Canadian Agent (by telephone or in writing) that the Canadian Agent has also received such Notice of Borrowing and, if not, the Canadian Swingline Lender will notify the Canadian Agent (by telephone or in writing) of the contents thereof.  Unless the Canadian Swingline Lender has received notice (by telephone or in writing) from the Canadian Agent (including at the request of any Canadian Revolving Lender) prior to 2:00 p.m. on the date of the proposed Canadian Swingline Loan (A) directing the Canadian Swingline Lender not to make such Canadian Swingline Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.6(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Canadian Swingline Lender will, not later than 3:00 p.m.  on the borrowing date specified in such Notice of Borrowing, make the amount of its Canadian Swingline Loan available to the Canadian Borrower at its office by crediting the account of the Canadian Borrower on the books of the Canadian Swingline Lender in immediately available funds, or as otherwise directed by the Canadian Borrower.

(c)            Refinancing of Canadian Swingline Loans.

(i)            The Canadian Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Canadian Borrower (which hereby irrevocably authorizes the Canadian Swingline Lender to so request on its behalf), that each Canadian Revolving Lender make a U.S. Base Rate Loan or Canadian Prime Rate Loan, as applicable, in an amount equal to such Canadian Revolving Lender’s Canadian Revolving Commitment Percentage of the amount of Canadian Swingline Loans then outstanding (a “Mandatory Canadian Borrowing”).  Such request shall be made in writing (which written request shall be deemed to be a Notice of Borrowing for purposes hereof) and in accordance with the requirements of Section 2.2, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Canadian Revolving Committed Amount and the conditions set forth in Section 4.2.  The Canadian Swingline Lender shall furnish the Canadian Borrower with a copy of the applicable Notice of Borrowing promptly after delivering such notice to the Canadian Agent.  Each Canadian Revolving Lender shall make an amount equal to its Canadian Revolving Commitment Percentage of the amount specified in such Notice of Borrowing available to the Canadian Agent in immediately available funds, in U.S. Dollars or Canadian Dollars, as applicable depending on the currency of the applicable Canadian Swingline Loan being refinanced, for the account of the Canadian Swingline Lender at the Canadian Agent’s office not later than 1:00 p.m. on the day specified in such Notice of Borrowing, whereupon, subject to Section 2.6(c)(ii), each Canadian Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Canadian Borrower in such amount.  The Canadian Agent shall remit the funds so received to the Canadian Swingline Lender.

(ii)            If for any reason any Canadian Swingline Loan cannot be refinanced by such a Mandatory Canadian Borrowing in accordance with Section 2.6(c)(i), the request for Base Rate Loans submitted by the Canadian Swingline Lender as set forth herein shall be deemed to be a request by the Canadian Swingline Lender that each of the Canadian Revolving Lenders fund its risk participation in the relevant Canadian Swingline Loan and each Canadian Revolving Lender’s payment to the Canadian Agent for the account of the Canadian Swingline Lender pursuant to Section 2.6(c)(i) shall be deemed payment in respect of such participation.

(iii)           If any Canadian Revolving Lender fails to make available to the Canadian Agent for the account of the Canadian Swingline Lender any amount required to be paid by such Canadian Revolving Lender pursuant to the foregoing provisions of this Section 2.6(c) by the time specified in Section 2.6(c)(i), the Canadian Swingline Lender shall be entitled to recover from such Canadian Revolving Lender (acting through the Canadian Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Canadian Swingline Lender at a rate per annum equal to the greater of the Interbank Reference Rate and a rate determined by the Canadian Swingline Lender in accordance with banking industry rules on interbank compensation.  A certificate of the Canadian Swingline Lender submitted to any Canadian Revolving Lender (through the Canadian Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)           Each Canadian Revolving Lender’s obligation to make Canadian Revolving Loans or to purchase and fund risk participations in Canadian Swingline Loans pursuant to this Section 2.6(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Canadian Revolving Lender may have against the Canadian Swingline Lender, the Canadian Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Canadian Revolving Lender’s obligation to make Canadian Revolving Loans pursuant to this Section 2.6(c) is subject to the conditions set forth in Section 4.2.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Canadian Borrower to repay Canadian Swingline Loans, together with interest as provided herein.

(d)            Repayment of Participations.

(i)            At any time after any Canadian Revolving Lender has purchased and funded a risk participation in a Canadian Swingline Loan, if the Canadian Swingline Lender receives any payment on account of such Canadian Swingline Loan, the Canadian Swingline Lender will distribute to such Canadian Revolving Lender its Canadian Revolving Commitment Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Canadian Revolving Lender’s risk participation was funded) in the same funds as those received by the Canadian Swingline Lender.

(ii)            If any payment received by the Canadian Swingline Lender in respect of principal or interest on any Canadian Swingline Loan is required to be returned by the Canadian Swingline Lender under any of the circumstances described in Section 9.5 (including pursuant to any settlement entered into by the Canadian Swingline Lender in its discretion), each Canadian Revolving Lender shall pay to the Canadian Swingline Lender its Canadian Revolving Commitment Percentage thereof on demand of the Canadian Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Interbank Reference Rate.  The Canadian Agent will make such demand upon the request of the Canadian Swingline Lender.  The obligations of the Canadian Revolving Lenders under this clause shall survive the payment in full of the Credit Party Obligations and the termination of this Credit Agreement.

(e)            Interest on Canadian Swingline Loans.  Subject to the provisions of Section 2.8, Canadian Swingline Loans shall bear interest at a per annum rate equal to (i) in the case of U.S. Dollar Swingline Loans, the U.S. Base Rate plus the Applicable Percentage or (ii) in the case of Canadian Dollar Swingline Loans, the Canadian Prime Rate plus the Applicable Percentage.  Interest on Canadian Swingline Loans shall be payable in arrears on each Interest Payment Date.

(f)            Interest for Account of Canadian Swingline Lender.  The Canadian Swingline Lender shall be responsible for invoicing the Canadian Borrower for interest on the Canadian Swingline Loans.  Until each Canadian Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.6 to refinance such Canadian Revolving Lender’s Canadian Revolving Commitment Percentage of any Canadian Swingline Loan, interest in respect of such Canadian Revolving Commitment Percentage shall be solely for the account of the Canadian Swingline Lender.

(g)            Payments Directly to Canadian Swingline Lender.  The Canadian Borrower shall make all payments of principal and interest in respect of the Canadian Swingline Loans directly to the Canadian Swingline Lender.

(h)            Repayment of Canadian Swingline Loans.  The Canadian Borrower shall repay each Canadian Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Revolving/Term Loan Maturity Date, unless accelerated sooner pursuant to Section 7.2.

(i)            Canadian Swingline Note.  The Canadian Swingline Loans shall be evidenced by a duly executed promissory note of the Canadian Borrower to the Canadian Swingline Lender in the original Dollar Amount of the Canadian Swingline Committed Amount and substantially in the form of Schedule 2.6(h) to the Original Credit Agreement.  On and after the Restatement Effective Date, each Canadian. Swingline Lender that holds a promissory note that evidences Canadian Swingline Loans under the Original Credit Agreement shall be entitled to surrender such promissory note to the Canadian Borrower against delivery of a new promissory note completed in conformity with this Section evidencing the Canadian. Swingline Loans held by such Canadian Swingline Lender on or after the Restatement Effective Date; provided that if any such promissory note is not so surrendered, then from and after the Restatement Effective Date such promissory note shall be deemed to evidence the Canadian Swingline Loans then held by such Canadian Swingline Lender under this Agreement

(j)            Defaulting Lenders.  Notwithstanding anything to the contrary contained in this Section 2.6, the Canadian Swingline Lender shall not be obligated to make any Canadian Swingline Loan at a time when any other Lender is a Defaulting Lender, unless the Canadian Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Canadian Borrower or such Defaulting Lender which are satisfactory to the Canadian Swingline Lender to eliminate the Canadian Swingline Lender’s Fronting Exposure, if any (after giving effect to Section 2.24(c)) with respect to any such Defaulting Lender.

2.7            Letter of Credit Subfacility.

(a)            Issuance.  Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the U.S. Revolving Lenders shall participate in, Letters of Credit for the account of the Company or the account of a Subsidiary from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate Dollar Amount of LOC Obligations shall not at any time exceed TWO HUNDRED FIFTY MILLION U.S. DOLLARS (U.S.$250,000,000) (the “LOC Committed Amount”), (ii) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount, (iii) with regard to the U.S. Revolving Lenders collectively, the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding U.S. Revolving Loans plus outstanding U.S. Swingline Loans plus LOC Obligations shall not exceed the U.S. Revolving Committed Amount, (iv) all Letters of Credit shall be denominated in U.S. Dollars (except up to the Canadian Dollar Equivalent of U.S.$25,000,000 of which may be denominated in Canadian Dollars), (v) Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers’ compensation and other insurance programs, commercial letters of credit and trade letters of credit and (vi) the Company shall be the applicant and therefore liable with respect to each Letter of Credit issued for the account of a Subsidiary.  Except as otherwise expressly agreed upon by all the U.S. Revolving Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Company or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the date which is five (5) Business Days prior to the Revolving/Term Loan Maturity Date.  Each Letter of Credit shall comply with the related LOC Documents.  The issuance and expiry date of each Letter of Credit shall be a Business Day.  Any Letters of Credit issued hereunder shall be in a minimum original face amount of U.S.$100,000 (expressed in U.S. Dollars in the Dollar Amount thereof in the case of Letters of Credit denominated in Canadian Dollars) or such lesser amount as the Issuing Lender may agree.  All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(b)            Notice and Reports.  The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least five (5) Business Days (or such shorter period as the Issuing Lender may agree in its sole discretion) prior to the requested date of issuance.  The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the U.S. Revolving Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred.  The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit.  The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

(c)            Participations.  Each U.S. Revolving Lender upon issuance of a Letter of Credit shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount (expressed in U.S. Dollars in the Dollar Amount thereof in the case of Letters of Credit denominated in Canadian Dollars) equal to its Revolving Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Commitment Percentage of the obligations arising under such Letter of Credit.  Without limiting the scope and nature of each U.S. Revolving Lender’s participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such U.S. Revolving Lender shall pay to the Issuing Lender its Revolving Commitment Percentage of the Dollar Amount (expressed in U.S. Dollars in the Dollar Amount thereof in the case of Letters of Credit denominated in Canadian Dollars) of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof.  The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event.  Any such reimbursement shall not relieve or otherwise impair the obligation of the Company to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

(d)            Reimbursement.  In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Company and the Administrative Agent.  The Company shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (with the proceeds of a U.S. Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents.  If the Company shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed Dollar Amount of such drawing (expressed in U.S. Dollars in the Dollar Amount thereof in the case of Letters of Credit denominated in Canadian Dollars) shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage.  Unless the Company shall immediately notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Company shall be deemed to have requested a U.S. Revolving Loan in the Dollar Amount sufficient to satisfy the reimbursement obligations in respect of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations.  The Company’s reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Company may claim or have against the Issuing Lender, the Administrative Agent, the U.S. Revolving Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the Company to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit.  The Issuing Lender will promptly notify the U.S. Revolving Lenders of the Dollar Amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in U.S. Dollars and in immediately available funds, the Dollar Amount of such U.S. Revolving Lender’s Revolving Commitment Percentage of such unreimbursed drawing.  With respect to any unreimbursed drawing that is not fully refinanced by a U.S. Revolving Loan for any reason, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage plus 2%.  Such payment shall be made on the day such notice is received by such U.S. Revolving Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 noon on the Business Day next succeeding the day such notice is received.  If such U.S. Revolving Lender does not pay such amount to the Issuing Lender in full upon such request, such U.S. Revolving Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such U.S. Revolving Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Alternate Base Rate.  Each U.S. Revolving Lender’s obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)            Repayment with U.S. Revolving Loans.  On any day on which the Company shall have requested, or been deemed to have requested a U.S. Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the U.S. Revolving Lenders that a U.S. Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit equal to the Dollar Amount of such drawing, in which case a U.S. Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a “Mandatory LOC Borrowing”) shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each U.S. Revolving Lender’s respective U.S. Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations.  Each U.S. Revolving Lender hereby irrevocably agrees to make such U.S. Revolving Loans immediately upon any such request or deemed request on account of each Mandatory LOC Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory LOC Borrowing may not comply with the minimum amount for borrowings of Loans otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, except for the condition specified in Section 4.2(c)(i), (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for a Revolving Loan to be made by the time otherwise required in Section 2.1(b)(i), (v) the date of such Mandatory LOC Borrowing, or (vi) any reduction in the U.S. Revolving Committed Amount after any such Letter of Credit may have been drawn upon.  In the event that any Mandatory LOC Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each such U.S. Revolving Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory LOC Borrowing would otherwise have occurred, but adjusted for any payments received from the Company on or after such date and prior to such purchase) its Participation Interests in the LOC Obligations; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory LOC Borrowing would otherwise have occurred, then the amount of such Lender’s unfunded Participation Interest therein shall bear interest payable by such Lender to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Alternate Base Rate.

(f)            Modification, Extension.  The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

(g)            Letter of Credit Governing Law.  Unless otherwise expressly agreed by the Issuing Lender and the Company when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.

(h)            Defaulting Lenders.  Notwithstanding anything to the contrary contained in this Section 2.7, the Issuing Lender shall not be obligated to issue any Letter of Credit at a time when any other Lender is a Defaulting Lender, unless the Issuing Lender has entered into arrangements (which may include the delivery of cash collateral) with the Company or such Defaulting Lender which are satisfactory to the Issuing Lender to eliminate the Issuing Lender’s Fronting Exposure, if any (after giving effect to Section 2.24(c)) with respect to any such Defaulting Lender.

2.8            Default Rate.

Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate two percent (2%) greater than the interest rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then two percent (2%) greater than the Alternate Base Rate plus the Applicable Percentage).

2.9            Conversion Options.

(a)            The Company may, in the case of U.S. Revolving Loans and the Term Loans, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans and/or LIBOR Rate Loans to Alternate Base Rate Loans, by delivering a Notice of Conversion/Extension to the Administrative Agent at least three (3) Business Days’ prior to the proposed date of conversion.  If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan or a LIBOR Rate Loans is to be converted to an Alternate Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan or LIBOR Rate Loan, as applicable.  All or any part of outstanding Alternate Base Rate Loans and LIBOR Rate Loans may be converted as provided herein; provided that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing except with the consent of the Required Lenders, and (ii) partial conversions shall be in a minimum aggregate principal Dollar Amount of U.S.$5,000,000 or C$5,000,000, as the case may be, or a whole multiple Dollar Amount of U.S.$1,000,000 or C$1,000,000, as the case may be, in excess thereof.

(b)            The Canadian Borrower may, in the case of Canadian Revolving Loans, elect from time to time to convert (i) U.S. Base Rate Loans to LIBOR Rate Loans and/or LIBOR Rate Loans to U.S. Base Rate Loans or (ii) Canadian Prime Rate Loans to Bankers’ Acceptance Advances, by delivering a Notice of Conversion/Extension to the Canadian Agent at least three (3) Business Days’ prior to the proposed date of conversion.  If the date upon which a U.S. Base Rate Loan is to be converted to a LIBOR Rate Loan, a LIBOR Rate Loan is to be converted to a U.S. Base Rate Loan or a Canadian Prime Rate Loan is to be converted to a Bankers’ Acceptance Advance is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period or BA Period, as applicable, to such succeeding Business Day such Loan shall bear interest as if it were a U.S. Base Rate Loan, LIBOR Rate Loan or Canadian Prime Rate Loan, as applicable.  All or any part of outstanding U.S. Base Rate Loans, LIBOR Rate Loans and Canadian Prime Rate Loans may be converted as provided herein; provided that (i) no Loan may be converted into a LIBOR Rate Loan or Bankers’ Acceptance Advance when any Default or Event of Default has occurred and is continuing, except with the consent of the Required Lenders, and (ii) partial conversions shall be in an aggregate minimum principal Dollar Amount of U.S.$5,000,000 or a whole multiple Dollar Amount of U.S.$1,000,000 in excess thereof.

(c)            Any LIBOR Rate Loan or Bankers’ Acceptance Advance may be continued as such upon the expiration of an Interest Period or the BA Period (and the succeeding BA Period of that continued Bankers’ Acceptance Advance shall commence on the first day after the last day of the BA Period of the Bankers’ Acceptance Advance to be continued), as applicable with respect thereto by compliance by the Applicable Borrower with the notice provisions contained in Section 2.9(a); provided, that no LIBOR Rate Loan or Bankers’ Acceptance Advance may be continued as such when any Default or Event of Default has occurred and is continuing, except with the consent of the Required Lenders, in which case such LIBOR Rate Loan or Bankers’ Acceptance Advance shall (x) in the case of the LIBOR Rate Loan, to the extent borrowed by the Company, be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto; (y) in the case of the LIBOR Rate Loan, to the extent borrowed by the Canadian Borrower, shall be automatically converted to a U.S. Base Rate Loan at the end of the applicable Interest Period with respect thereto and (z) in the case of a Bankers’ Acceptance Advance, shall be automatically converted to a Canadian Prime Rate Loan.  If a Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall (i) to the extent borrowed by the Company, be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto and (ii) to the extent borrowed by the Canadian Borrower, be automatically converted to a U.S. Base Rate Loan at the end of the applicable Interest Period with respect thereto.

2.10         Prepayments.

(a)            Voluntary Prepayments.  Revolving Loans, Term Loans and Swingline Loans may be repaid in whole or in part without premium or penalty; provided that (i) LIBOR Rate Loans and Bankers’ Acceptance Advances may be repaid only upon three (3) Business Days’ prior written notice to (A) in the case of the Company, the Administrative Agent and (B) in the case of the Canadian Borrower, the Canadian Agent (who will notify the Administrative Agent), and Base Rate Loans may be repaid only upon at least one (1) Business Day’s prior written notice to (A) in the case of the Company, the Administrative Agent (who will notify the Canadian Agent) and (B) in the case of the Canadian Borrower, the Canadian Agent (who will notify the Administrative Agent), (ii) repayments of LIBOR Rate Loans must be accompanied by payment of any amounts owing under Section 2.19, and (iii) partial repayments of the LIBOR Rate Loans shall be in minimum principal Dollar Amount of U.S.$5,000,000, and in integral multiples of U.S.$1,000,000 in excess thereof, and (iv) partial repayments of Base Rate Loans shall be in minimum principal Dollar Amount of U.S.$1,000,000 or C$1,000,000, as the case may be, and in integral multiples of U.S.$500,000 or C$500,000, as the case may be, in excess thereof.  To the extent that the Company elects to prepay the Term Loan or, if applicable, any Incremental Term Loans, amounts prepaid under this Section 2.10(a) shall be applied to such Term Loan (to the remaining principal installments thereof in direct order of maturities) first ratably to any Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities.  All prepayments under this Section 2.10(a) shall be subject to Section 2.19, but otherwise without premium or penalty.  Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent in the case of a prepayment under this clause (a) or clause (b) below, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment.  Amounts prepaid on the Revolving Loans and the Swingline Loans may be reborrowed in accordance with the terms hereof.  Amounts prepaid on the Term Loans may not be reborrowed.  Each notice delivered by the Company or by the Canadian Borrower pursuant to this Section 2.10(a) shall be revocable by the Company or by the Canadian Borrower, as applicable (by notice to the Agents on or prior to the proposed prepayment date specified therein).

(b)            Mandatory Prepayments.

(i)            Aggregate Revolving Committed Amount.  If at any time after the Closing Date, the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding U.S. Revolving Loans plus outstanding U.S. Swingline Loans plus LOC Obligations shall exceed the U.S. Revolving Committed Amount and/or the outstanding Canadian Revolving Loans plus outstanding Canadian Swingline Loans shall exceed the Canadian Revolving Committed Amount (in each case as then in effect), the Company immediately shall prepay the applicable Loans in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause (vi) below).

(ii)            Asset Dispositions.  Promptly following any Asset Disposition (other than an Excluded Asset Disposition) by a Borrower or any Restricted Subsidiary, the Company shall prepay the Loans in an aggregate amount equal to 100% of the Net Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (vi) below); provided that, so long as no Default or Event of Default has occurred and is continuing, no prepayment shall be required under this Section 2.10(b)(ii) to the extent that the Company gives prompt written notice to the Administrative Agent that such Net Proceeds are or will be reinvested in assets used or useful in the business of the Borrowers and the Restricted Subsidiaries within twelve (12) months after receipt of such Net Proceeds and are thereafter actually reinvested in assets used or useful in the business of the Borrowers and the Guarantors within twelve (12) months after receipt of such Net Proceeds by the applicable Credit Party or Subsidiary; provided further that to the extent that such Net Proceeds are not actually reinvested or committed to be in reinvested pursuant to a legally binding agreement in assets used or useful in the business of the Borrowers and the Restricted Subsidiaries within twelve (12) months after receipt of such Net Proceeds, such Net Proceeds shall (subject to the following proviso) be prepaid in accordance with this Section 2.10(b)(ii) on or before the last day of such twelve (12) month period; provided further that to the extent that such Net Proceeds are committed to be reinvested pursuant to a legally binding agreement in assets used or useful in the business of the Borrowers and the Restricted Subsidiaries (which agreement is entered into within twelve (12) months after receipt of such Net Proceeds) no prepayment shall be required under this Section 2.10(b)(ii) to the extent that the Company actually reinvests such Net Proceeds in assets used or useful in the business of the Borrowers and the Restricted Subsidiaries pursuant to such legally binding agreement within twenty-four (24) months after receipt of such Net Proceeds by the applicable Credit Party or Subsidiary; provided further that any portion of such Net Proceeds not reinvested within such twelve (12) month period or twenty-four (24) month period, as applicable, shall be prepaid in accordance with this Section 2.10(b)(ii) on or before the last day of such twelve (12) month period or twenty-four (24) month period, as applicable.

(iii)           [Reserved].

(iv)           [Reserved].

(v)           Recovery Event.  To the extent cash proceeds received in connection with all Recovery Events in any fiscal year exceeds U.S.$40,000,000, the Company shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of such cash proceeds (such prepayment to be applied as set forth in clause (vi) below); provided that, so long as no Default or Event of Default has occurred and is continuing, no prepayment shall be required under this Section 2.10(b)(v) to the extent that the Company gives prompt written notice to the Administrative Agent that such cash proceeds are or will be reinvested in fixed or capital assets in replacement of the assets subject to such Recovery Events within twelve (12) months after receipt of such cash proceeds in excess of U.S.$40,000,000 and are thereafter actually reinvested in such assets within twelve (12) months after receipt of such cash proceeds by the applicable Credit Party or Subsidiary; provided further that to the extent that such cash proceeds are not actually reinvested or committed to be in reinvested pursuant to a legally binding agreement in fixed or capital assets in replacement of the assets subject to such Recovery Events within twelve (12) months after receipt of such cash proceeds, such cash proceeds shall (subject to the following proviso) be prepaid in accordance with this Section 2.10(b)(v) on or before the last day of such twelve (12) month period; provided further that to the extent that such cash proceeds are committed to be reinvested pursuant to a legally binding agreement to acquire fixed or capital assets in replacement of the assets subject to such Recovery Events, or pursuant to the budget for a repair/replacement project with respect to such fixed or capital assets (which agreement has been entered into, or such project has commenced, as the case may be, within twelve (12) months after receipt of such cash proceeds in excess of U.S.$40,000,000) no prepayment shall be required under this Section 2.10(b)(v) to the extent that the Company actually reinvests such cash proceeds in such assets pursuant to such legally binding agreement within twenty-four (24) months after receipt of such cash proceeds in excess of U.S.$40,000,000 by the applicable Credit Party or Subsidiary; provided further that any portion of such cash proceeds not reinvested within such twelve (12) month period and actually reinvested within such twelve (12) month period or twenty-four (24) month period, as applicable, shall be prepaid in accordance with this Section 2.10(b)(v) on or before the last day of such twelve (12) month period or twenty-four (24) month period, as applicable.

(vi)           Application of Mandatory Prepayments.  All amounts required to be paid pursuant to this Section 2.10(b) shall be applied as follows:

(A)            with respect to all amounts prepaid pursuant to Section 2.10(b)(i), first to Swingline Loans (ratably among Canadian Swingline Loans and U.S. Swingline Loans), and second to the Revolving Loans (ratably among Canadian Revolving Loans and U.S. Revolving Loans); and

(B)            with respect to all amounts prepaid pursuant to clauses (ii) and (v) of Section 2.10(b), pro rata to the Term Loans (first against the next scheduled installment of the Term Loan in full and then ratably to the remaining principal installments thereof).

Within the parameters of the applications set forth above, prepayments shall be applied first ratably to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities.  All prepayments under this Section 2.10(b) shall be subject to Section 2.19 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

(c)            Hedging Obligations and Cash Management Obligations Unaffected.  Any repayment or prepayment made pursuant to this Section 2.10 shall not affect a Credit Party’s obligation to continue to make payments under any Hedging Agreement with a Hedging Agreement Provider or a Cash Management Agreement with a Cash Management Bank, which agreements shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Hedging Agreement or Cash Management Agreement, as applicable.

(d)            Prepayment of LIBOR Rate Loans.  Provided that so long as no Event of Default is in existence to the extent that any such prepayment would create funding losses under Section 2.19, the portion of such payment that would cause such funding losses shall not be due and payable until the earliest date on which no funding losses would occur as a result of such payment (without giving effect to any continuation or conversion of any Loan).

(e)            Application to U.S. Obligations.  Notwithstanding any term of this Section 2.10 or any other term of this Agreement, the Canadian Credit Parties shall not be required to repay or prepay any U.S. Obligations, and prepayments or repayments by the Canadian Borrower shall be applied only to Canadian Swingline Loans and Canadian Revolving Loans.

(f)            Discounted Prepayments.

(i)            Notwithstanding anything to the contrary in Section 2.10(a) or 2.14 (which provisions shall not be applicable to this Section 2.10(f)) or any other provision of this Agreement, any Purchasing Borrower Party shall have the right at any time and from time to time to prepay Term Loans to the Lenders at a discount to the par value of such Loans and on a non pro rata basis (each, a “Discounted Voluntary Prepayment”) pursuant to the procedures described in this Section 2.10(f) (it being understood that such prepayment may be made with either debt or cash); provided that (A) no Discounted Voluntary Prepayment shall be made from the proceeds of any Revolving Loan or Swingline Loan, (B) any Discounted Voluntary Prepayment shall be offered to all Lenders with Term Loans on a pro rata basis and (C) such Purchasing Borrower Party shall deliver to the Administrative Agent a certificate stating that (1) no Default or Event of Default has occurred and is continuing or would result from the Discounted Voluntary Prepayment (after giving effect to any related waivers or amendments obtained in connection with such Discounted Voluntary Prepayment), (2) each of the conditions to such Discounted Voluntary Prepayment contained in this Section 2.10(f) has been satisfied and (3) except as previously disclosed in writing to the Administrative Agent and the Term Loan Lenders, such Purchasing Borrower Party does not have, as of the date of each Discounted Prepayment Option Notice and each Discounted Voluntary Prepayment Notice, any material non-public information (“MNPI”) with respect to the Company or any of its Subsidiaries that has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI with respect to the Company, any of its Subsidiaries or Affiliates) prior to such time that could reasonably be expected to have a material effect upon, or otherwise be material to, a Term Loan Lender’s decision to offer Term Loans to the Purchasing Borrower Party to be repaid.

(ii)           To the extent a Purchasing Borrower Party seeks to make a Discounted Voluntary Prepayment, such Purchasing Borrower Party will provide a Discounted Prepayment Option Notice that such Purchasing Borrower Party desires to prepay Term Loans in an aggregate principal amount specified therein by the Purchasing Borrower Party (each, a “Proposed Discounted Prepayment Amount”), in each case at a discount to the par value of such Term Loans as specified below.  The Proposed Discounted Prepayment Amount of Term Loans shall not be less than U.S.$5,000,000.  The Discounted Prepayment Option Notice shall further specify with respect to the proposed Discounted Voluntary Prepayment:  (A) the Proposed Discounted Prepayment Amount of Term Loans, (B) a discount range (which may be a single percentage) selected by the Purchasing Borrower Party with respect to such proposed Discounted Voluntary Prepayment (representing the percentage of par of the principal amount of Term Loans to be prepaid) (the “Discount Range”), and (C) the date by which Lenders are required to indicate their election to participate in such proposed Discounted Voluntary Prepayment which shall be at least five Business Days following the date of the Discounted Prepayment Option Notice (the “Acceptance Date”).

(iii)           Upon receipt of a Discounted Prepayment Option Notice in accordance with Section 2.10(f)(ii), the Administrative Agent shall promptly notify each Term Loan Lender thereof.  On or prior to the Acceptance Date, each such Lender may specify by Lender Participation Notice to the Administrative Agent (A) a minimum price (the “Acceptable Price”) within the Discount Range (for example, 80% of the par value of the Loans to be prepaid) and (B) a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of Term Loans with respect to which such Lender is willing to permit a Discounted Voluntary Prepayment at the Acceptable Price (“Offered Loans”).  Based on the Acceptable Prices and principal amounts of Term Loans specified by the Lenders in the applicable Lender Participation Notice, the Administrative Agent, in consultation with the Purchasing Borrower Party, shall determine the applicable discount for Term Loans (the “Applicable Discount”), which Applicable Discount shall be (A) the percentage specified by the Purchasing Borrower Party if the Purchasing Borrower Party has selected a single percentage pursuant to Section 2.10(f)(ii) for the Discounted Voluntary Prepayment or (B) otherwise, the lowest Acceptable Price at which the Purchasing Borrower Party can pay the Proposed Discounted Prepayment Amount in full (determined by adding the principal amounts of Offered Loans commencing with the Offered Loans with the lowest Acceptable Price); provided, however, that in the event that such Proposed Discounted Prepayment Amount cannot be repaid in full at any Acceptable Price, the Applicable Discount shall be the highest Acceptable Price specified by the Lenders that is within the Discount Range.  The Applicable Discount shall be applicable for all Lenders who have offered to participate in the Discounted Voluntary Prepayment and have Qualifying Loans (as defined below).  Any Lender with outstanding Term Loans whose Lender Participation Notice is not received by the Administrative Agent by the Acceptance Date shall be deemed to have declined to accept a Discounted Voluntary Prepayment of any of its Term Loans at any discount to their par value within the Applicable Discount.  For the avoidance of doubt, any Term Loans redeemed by the Company pursuant to a Discounted Voluntary Prepayment shall immediately cease to be outstanding.

(iv)           The Purchasing Borrower Party shall make a Discounted Voluntary Prepayment by prepaying those Term Loans (or the respective portions thereof) offered by the Lenders (“Qualifying Lenders”) that specify an Acceptable Price that is equal to or lower than the Applicable Discount (“Qualifying Loans”) at the Applicable Discount; provided that if the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would exceed the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Purchasing Borrower Party shall prepay such Qualifying Loans ratably among the Qualifying Lenders based on their respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Administrative Agent).  If the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would be less than the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Purchasing Borrower Party shall prepay all Qualifying Loans.

(v)           Each Discounted Voluntary Prepayment shall be made within four Business Days of the Acceptance Date (or such other date as the Administrative Agent shall reasonably agree, given the time required to calculate the Applicable Discount and determine the amount and holders of Qualifying Loans), without premium or penalty (but subject to Section 2.19), upon irrevocable notice in the form of a Discounted Voluntary Prepayment Notice, delivered to the Administrative Agent no later than 1:00 p.m. (New York City time), three Business Days prior to the date of such Discounted Voluntary Prepayment, which notice shall specify the date and amount of the Discounted Voluntary Prepayment and the Applicable Discount determined by the Administrative Agent.  Upon receipt of any Discounted Voluntary Prepayment Notice, the Administrative Agent shall promptly notify each relevant Lender thereof.  If any Discounted Voluntary Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders, subject to the Applicable Discount on the applicable Loans, on the date specified therein together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid.

(vi)           To the extent not expressly provided for herein, each Discounted Voluntary Prepayment shall be consummated pursuant to reasonable procedures (including as to timing, rounding and calculation of Applicable Discount in accordance with Section 2.10(f)(iii) above) established by the Administrative Agent in consultation with the Company.

(vii)         Prior to the delivery of a Discounted Voluntary Prepayment Notice, upon written notice to the Administrative Agent, the Purchasing Borrower Party may withdraw its offer to make a Discounted Voluntary Prepayment pursuant to any Discounted Prepayment Option Notice.

(viii)        The aggregate principal amount of the Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans prepaid on the date of any such Discounted Voluntary Prepayment.

(ix)           Each prepayment of the outstanding Term Loans pursuant to this Section 2.10(f) shall be applied at par to the remaining principal repayment installments of the Term Loans pro rata among such installments for the respective class.

(x)            For the avoidance of doubt, it is within each Lender’s sole and absolute discretion whether to accept a Discounted Voluntary Prepayment.

2.11         Termination and Reduction of Commitments; Reallocation of Committed Amounts.

(a)            Voluntary Reductions.  The Company (i) shall have the right to terminate or reduce (either permanently or temporarily) the unused portion of the U.S. Revolving Committed Amount, and (ii) the Canadian Borrower shall have the right to terminate or reduce (either permanently or temporarily) the unused portion of the Canadian Revolving Committed Amount, in each case at any time or from time to time upon not less than three (3) Business Days’ prior written notice to the Agents (who shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum Dollar Amount of U.S.$5,000,000 or a whole multiple of U.S.$1,000,000 in excess thereof; provided that no such reduction or termination shall be permitted if after giving effect thereto, to any prepayments of the Revolving Loans and/or Swingline Loans made on the effective date thereof and to any corresponding increase in the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount, as applicable, pursuant to Section 2.11(c) on the effective date thereof, (A) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations would exceed the Aggregate Revolving Committed Amount then in effect, (B) the aggregate principal Dollar Amount of the outstanding U.S. Revolving Loans, U.S. Swingline Loans and LOC Obligations would exceed the U.S. Revolving Committed Amount then in effect or (C) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Canadian Revolving Loans and Canadian Swingline Loans would exceed the Canadian Revolving Committed Amount then in effect.  Delivery by the Applicable Borrower of a notice of reduction pursuant to this Section that is not accompanied by a simultaneous notice of election to reallocate commitments pursuant to Section 2.11(c) shall be deemed to be a permanent reduction of the U.S. Revolving Committed Amount or Canadian Revolving Committed Amount, as applicable.  Each notice delivered by the Company or by the Canadian Borrower pursuant to this Section 2.11(a) shall be revocable by the Company or by the Canadian Borrower, as applicable (by notice to the Agents on or prior to the proposed termination or reduction date specified therein).

(b)            Mandatory Reduction.  The Revolving Commitments shall terminate automatically on the Revolving/Term Loan Maturity Date.

(c)            Reallocation of Committed Amounts.  The Borrowers shall have the right on up to five (5) separate occasions after the Restatement Effective Date to (i) cause the U.S. Revolving Committed Amount to be increased by a principal Dollar Amount corresponding to any reduction of the Canadian Revolving Committed Amount pursuant to Section 2.11(a) and/or (ii) cause the Canadian Revolving Committed Amount to be increased by a principal Dollar Amount corresponding to any reduction of the U.S. Revolving Committed Amount pursuant to Section 2.11(a), subject, in each case, to satisfaction of the following conditions precedent:

(i)            the Company or the Canadian Borrower, as applicable, shall have provided prior written notice of such election simultaneously with its notice of an election to reduce the U.S. Revolving Committed Amount and/or the Canadian Revolving Commitment Amount, as applicable, pursuant to Section 2.11(a);

(ii)           no Event of Default shall have occurred and be continuing on the date on which such increase is to become effective;

(iii)          the representations and warranties set forth in Article III of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such increase is to become effective; and

(iv)          after giving effect to any such increase, to the corresponding decrease in the Canadian Revolving Committed Amount or the U.S. Revolving Committed Amount, as applicable, on the effective date thereof and to any prepayments of the Revolving Loans and/or Swingline Loans made on the effective date thereof, (A) the U.S. Revolving Committed Amount shall not exceed a principal Dollar Amount of U.S.$1,475,000,000 less the amount of any prior permanent reduction of the U.S. Revolving Committed Amount, (B) the Canadian Revolving Committed Amount shall not exceed a principal Dollar Amount of U.S.$350,000,000 less the amount of any prior permanent reduction of the Canadian Revolving Committed Amount, (C) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount then in effect, (D) the aggregate principal Dollar Amount of the outstanding U.S. Revolving Loans, U.S. Swingline Loans and LOC Obligations shall not exceed the U.S. Revolving Committed Amount then in effect and (E) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of the outstanding Canadian Revolving Loans and Canadian Swingline Loans shall not exceed the Canadian Revolving Committed Amount then in effect.

On the effective date of the requested reallocation of Revolving Commitments pursuant to this Section 2.11(c), the Company shall instruct the Administrative Agent to convert all then existing U.S. Revolving Loans that are LIBOR Rate Loans to Alternate Base Rate Loans.  The Company acknowledges and agrees that it shall be responsible for all amounts due and payable pursuant to Section 2.19 hereof as a result of such conversion.  In the absence of such instruction from the Company on the requested conversion date, the notice delivered pursuant to clause (i) above shall be deemed to be an instruction from the Company to the Administrative Agent to effect such conversion on the applicable reallocation date.  Upon the effectiveness of an increase or decrease in the U.S. Revolving Committed Amount or the Canadian Revolving Committed Amount pursuant to this Section 2.11(c), the U.S. Revolving Commitment Percentage of each U.S. Revolving Lender automatically shall be adjusted to give effect to the corresponding reallocation of U.S. Revolving Commitments of the U.S. Revolving Lenders that are also Canadian Revolving Lenders to Canadian Revolving Commitments or to the corresponding reallocation of Canadian Revolving Commitments of the Canadian Revolving Lenders that are also U.S. Revolving Lenders to U.S. Revolving Commitments, as applicable.  The Administrative Agent will at such time inform the U.S. Revolving Lenders of their new U.S. Revolving Commitment Percentage after giving effect to such increase or decrease, as applicable, and will then cause a reallocation of the then outstanding U.S. Revolving Loans among the U.S. Revolving Lenders to reflect the adjusted U.S. Revolving Commitment Percentages by requesting additional funds from or requiring the payment of funds to, as necessary, each U.S. Revolving Lender whose U.S. Revolving Commitment Percentage has changed as a result of such reallocation of Commitments.  In addition, the Canadian Agent will at such time inform the Canadian Revolving Lenders of their new Canadian Revolving Commitment Percentage after giving effect to such increase or decrease, as applicable, and will then cause a reallocation of the then outstanding Canadian Revolving Loans among the Canadian Revolving Lenders to reflect the adjusted Canadian Revolving Commitment Percentages by requesting additional funds from or requiring the payment of funds to, as necessary, each Canadian Revolving Lender whose Canadian Revolving Commitment Percentage has changed as a result of such reallocation of Commitments.  Upon completion of any such reallocation, the Company may then request a conversion of outstanding Alternate Base Rate Loans to LIBOR Rate Loans as provided in Section 2.9.  For the purposes of clarification, (x) with respect to any Canadian Revolving Commitment that is being provided by an affiliate of a U.S. Revolving Lender, upon a reallocation of commitments hereunder from the Canadian Revolving Commitments to the U.S. Revolving Commitments, the Canadian Revolving Commitment of such Canadian Revolving Lender so reduced shall be reallocated to the U.S. Revolving Commitment of its affiliate that is a U.S. Revolving Lender (and vice versa in the case of a reallocation of U.S. Revolving Commitments to the Canadian Revolving Commitments) and (y) such reallocations shall only occur between Lenders who together with their affiliates hold both a U.S. Revolving Commitment and a Canadian Revolving Commitment and the overall Revolving Commitment of each Lender and its affiliates shall not be increased pursuant to any such reallocation.

2.12         Fees.

(a)           Commitment Fee.

(i)            In consideration of the U.S. Revolving Commitment, the Company agrees to pay to the Administrative Agent for the ratable benefit of the U.S. Revolving Lenders a commitment fee (the “U.S. Commitment Fee”) in an amount equal to the Applicable Percentage per annum on the average daily unused amount of the U.S. Revolving Committed Amount then in effect (other than that portion attributable to the Defaulting Lenders, if any).  For purposes of computation of the U.S. Commitment Fee, LOC Obligations shall be considered usage of the U.S. Revolving Committed Amount, but U.S. Swingline Loans, Canadian Swingline Loans and Canadian Revolving Loans shall not be considered usage of the U.S. Revolving Committed Amount; and

(ii)            In consideration of the Canadian Revolving Commitment, the Canadian Borrower agrees to pay to the Canadian Agent for the ratable benefit of the Canadian Revolving Lenders a commitment fee (the “Canadian Commitment Fee”; together with the U.S. Commitment Fee, collectively, the “Commitment Fees”) in an amount equal to the Applicable Percentage per annum on the average daily unused amount of the Canadian Revolving Committed Amount then in effect (other than that portion attributable to the Defaulting Lenders, if any).  For purposes of computation of the Canadian Commitment Fee, Canadian Swingline Loans shall not be considered usage of the Canadian Revolving Committed Amount.

The Commitment Fees shall be payable quarterly in arrears on the last day of each calendar quarter.  Commitment Fees accrued prior the Restatement Effective Date shall accrue in accordance with the Original Credit Agreement and if unpaid remain payable hereunder.

(b)            Letter of Credit Fee.  In consideration of the LOC Commitments, the Company agrees to pay to the Administrative Agent, for the ratable benefit of the U.S. Revolving Lenders (including the Issuing Lender) a fee (the “Letter of Credit Fee”) equal to the Applicable Percentage per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration.  The Letter of Credit Fee shall be payable quarterly in arrears on the last day of each calendar quarter. Letter of Credit Fees accrued prior the Restatement Effective Date shall accrue in accordance with the Original Credit Agreement and if unpaid remain payable hereunder.

(c)            Issuing Lender Fees.  In addition to the Letter of Credit Fees payable pursuant to subsection (b) above, the Company shall pay to the Issuing Lender for its own account without sharing by the other Lenders (i) a fronting fee of one-eighth of one percent (0.125%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it, such fee to be payable quarterly in arrears on the last day of each calendar quarter and (ii) the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the “Issuing Lender Fees”).

(d)            Administrative Agent’s Fee.  The Company agrees to pay to the Administrative Agent and the Canadian Agent the annual administrative agent and Canadian agent fees as described in the Fee Letter.

2.13         Computation of Interest and Fees.

(a)            Interest on each Alternate Base Rate Loan shall be due and payable in arrears on each Interest Payment Date applicable to such Loan; and interest on each LIBOR Rate Loan shall be due and payable on each Interest Payment Date applicable to such Loan.  Interest payable hereunder with respect to Alternate Base Rate Loans accruing interest at the Prime Rate, U.S. Base Rate Loans, Canadian Prime Rate Loans and the acceptance fee payable in respect of Bankers’ Acceptance Advances shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed.  All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed.  The Administrative Agent shall as soon as practicable notify the Borrowers and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof.  Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective.  The Administrative Agent shall as soon as practicable notify the Borrowers and the Lenders of the effective date and the amount of each such change.

(b)            Each determination of an interest rate by the Administrative Agent or the Canadian Agent, as applicable, pursuant to any provision of this Credit Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error.  The Administrative Agent or the Canadian Agent shall, at the request of the Borrowers, deliver to the Borrowers a statement showing the computations used by the Administrative Agent or the Canadian Agent, as applicable, in determining any interest rate.

(c)            Each Borrower hereby acknowledges that the rate or rates of interest applicable to certain of the Loans and fees as specified hereunder may be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.  For purposes of the Interest Act (Canada), if interest computed on the basis of a 360 day year is payable for any part of the calendar year, the equivalent yearly rate of interest may be determined by multiplying the specified rate of interest by the number of days (365 or 366) in such calendar year and dividing such product by 360.  For the purpose of the Interest Act (Canada) and any other purpose, (i) the principle of deemed reinvestment shall not apply to any interest calculation under this Credit Agreement, and (ii) the rates of interest stipulated in this Credit Agreement are intended to be nominal rates and not effective rates or yields.

Notwithstanding any other provisions of this Credit Agreement, if the amount of any interest, premium, fees or other monies or any rate of interest stipulated for, taken, reserved or extracted under this Credit Agreement would otherwise contravene the provisions of Section 347 of the Criminal Code (Canada) or any successor or similar legislation, or would exceed the amounts which any Lender is legally entitled to charge and receive under any law to which such compensation is subject, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provision; and to the extent that any excess has been charged or received such Lender shall apply such excess against the outstanding Canadian Revolving Loans and Canadian Swingline Loans and refund any further excess amount.

(d)            It is the intent of the Agents, the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect.  All agreements between or among the Agents, the Lenders and the Credit Parties are hereby limited by the provisions of this subsection which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral.  In no way, nor in any event or contingency (including, but not limited to, prepayment or acceleration of the maturity of any Credit Party Obligation), shall the interest taken, reserved, contracted for, charged, or received under this Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law.  If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this subsection and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document.  If any Agent or Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the applicable Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans.  The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand.  All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

(e)            Notwithstanding anything herein or in any other Credit Document to the contrary, any interest or fees accrued under the Original Credit Agreement prior to the Restatement Effective Date that are paid on or prior to the Restatement Effective Date pursuant to the Amendment Agreement shall be considered paid in full for all purposes of this Agreement and the other Credit Documents.

2.14          Pro Rata Treatment and Payments.

(a)            Pro Rata Distribution of Payments.  Each payment on account of an amount due from the Company hereunder or under any other Credit Document shall be made by the Company to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment as provided herein in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency.  Each payment on account of an amount due from the Canadian Borrower hereunder or under any other Credit Document shall be made by the Canadian Borrower to the Canadian Agent for the pro rata account of the Canadian Lenders entitled to receive such payment as provided herein in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency.  Without limiting the terms of the preceding sentence, accrued interest on any Loans denominated in Canadian Dollars shall be payable in Canadian Dollars, and accrued interest on Canadian Revolving Loans denominated in U.S. Dollars shall be payable in U.S. Dollars, in each case to the Canadian Agent.  The Canadian Agent shall inform the Administrative Agent and the Administrative Agent shall inform the Canadian Agent, by facsimile as of the first Business Day of each month, of all principal, interest or fees received from the Borrowers during the prior month.  Upon request, the Administrative Agent or the Canadian Agent, as applicable will give the Borrowers a statement showing the computation used in calculating such amount, which statement shall be presumptively correct in the absence of manifest error.  The obligation of the Borrowers to make each payment on account of such amount in the currency in which such amount is denominated shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent such tender or recovery shall result in the actual receipt by the Administrative Agent or the Canadian Agent, as applicable, of the full amount in the appropriate currency payable hereunder.  Each of the Borrowers agree that its obligation to make each payment on account of such amount in the currency in which such amount is denominated shall be enforceable as an additional or alternative claim for recovery in such currency of the amount (if any) by which such actual receipt shall fall short of the full amount of such currency payable hereunder, and shall not be affected by judgment being obtained for such amount.

(b)            Application of Payments Prior to Exercise of Remedies.  Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective Revolving Commitment Percentages of the Revolving Lenders.  Unless otherwise specified in this Credit Agreement, each payment under this Credit Agreement or any Note shall be applied (i) first, to any fees then due and owing by the Borrowers pursuant to Section 2.12, (ii) second, to interest then due and owing hereunder and under the Notes of the Borrowers and (iii) third, to principal then due and owing hereunder and under the Notes of the Borrowers.  Each payment on account of any fees pursuant to Section 2.12 shall be made pro rata in accordance with the respective amounts due and owing.  Each payment (other than voluntary repayments and mandatory prepayments) by the Borrowers on account of principal of and interest on the Revolving Loans and on the Term Loans shall be made pro rata according to the respective amounts due and owing hereunder.  Each voluntary repayment and mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.10(a) and Section 2.10(b)(vi), respectively.  All payments (including prepayments) to be made by the Borrowers on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.20(b) and Section 2.24(b)) and shall be made to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Lenders at the Administrative Agent’s office or Canadian Agent’s Office, as applicable, specified in Section 9.2 and (i) in the case of Loans or other amounts denominated in U.S. Dollars, shall be made in U.S. Dollars not later than 12:00 p.m.  on the date when due and (ii) in the case of Loans or other amounts denominated in Canadian Dollars, shall be made in Canadian Dollars not later than 12:00 p.m. on the date when due.  The Administrative Agent and the Canadian Agent, as applicable, shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received.  If any payment hereunder (other than payments on the LIBOR Rate Loans and Bankers’ Acceptance Advances) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.  If any payment on a LIBOR Rate Loan or Bankers’ Acceptance Advances becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

(c)            Allocation of Payments After Exercise of Remedies.  Notwithstanding any other provision of this Credit Agreement to the contrary, after the exercise of remedies (other than the invocation of default interest pursuant to Section 2.8) by any of the Agents pursuant to Section 7.2 (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents shall automatically become due and payable in accordance with the terms of such Section), all amounts collected or received by any Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of the Agents in connection with enforcing the rights of the Lenders under the Credit Documents;

SECOND, to payment of any fees owed to the Agents;

THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest, and including, with respect to any Guaranteed Hedging Agreement and/or any Guaranteed Cash Management Agreement, any fees, premiums and scheduled periodic payments due under such Guaranteed Hedging Agreement and/or Guaranteed Cash Management Agreement and any interest accrued thereon;

FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations and the payment or cash collateralization of the outstanding LOC Obligations, and including with respect to any Guaranteed Hedging Agreement and/or any Guaranteed Cash Management Agreement, any breakage, termination or other payments due under such Guaranteed Hedging Agreement and any interest accrued thereon;

SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses “FIRST” through “FIFTH” above; and

SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (ii) each of the Lenders, Cash Management Banks and/or Hedging Agreement Providers shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, LOC Obligations and Bankers’ Acceptances held by such Lender or the outstanding obligations payable to such Hedging Agreement Provider and/or Cash Management Bank bears to the aggregate then outstanding Loans, LOC Obligations and Bankers’ Acceptances and obligations payable under all Hedging Agreements with a Hedging Agreement Provider and/or Cash Management Agreements with a Cash Management Bank) of amounts available to be applied pursuant to clauses “THIRD”, “FOURTH”, “FIFTH” and “SIXTH” above.

No Agent shall be deemed to have notice of the existence of, notice of any Credit Party Obligations owed to, or be responsible for any distribution to, any Hedging Agreement Provider and/or Cash Management Bank for any purposes of this Agreement unless such amounts have been notified in writing to all Agents by the Company and, as applicable, such Hedging Agreement Provider or Cash Management Bank.

(d)            Defaulting Lenders.  Notwithstanding the foregoing clauses (a), (b) and (c), if there exists a Defaulting Lender, each payment by the Borrowers to such Defaulting Lender hereunder shall be applied in accordance with Section 2.24(b).

2.15          Non-Receipt of Funds by an Agent.

(a)            Funding by Lenders; Presumption by Agent.  Unless the applicable Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to such Agent, such Agent may assume that such Lender has made such proceeds available to such Agent on such date, and such Agent may in reliance upon such assumption (but shall not be required to) make available to the Applicable Borrower a corresponding amount.  If such corresponding amount is not in fact made available to such Agent, such Agent shall be able to recover such corresponding amount from such Lender.  If such Lender does not pay such corresponding amount forthwith upon such Agent’s demand therefor, such Agent will promptly notify the Applicable Borrower, and such Borrower shall immediately pay such corresponding amount to such Agent.  The applicable Agent shall also be entitled to recover from the Lender or the Applicable Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by such Agent to the Applicable Borrower to the date such corresponding amount is recovered by such Agent at a per annum rate equal to (i) from the Applicable Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate or the Interbank Reference Rate, as applicable.

(b)            Payments by Borrower; Presumptions by Agent.  Unless the applicable Agent shall have been notified in writing by the Applicable Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Applicable Borrower does not intend to make such payment, such Agent may assume that such Borrower has made such payment when due, and such Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if such Borrower has not in fact made such payment to such Agent, such Lender shall, on demand, repay to such Agent the amount made available to such Lender.  If such amount is repaid to such Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to such Agent on demand interest on such amount in respect of each day from the date such amount was made available by such Agent at a per annum rate equal to, if repaid to such Agent within two (2) days from the date such amount was made available by such Agent, the Federal Funds Rate or the Interbank Reference Rate, as applicable, and thereafter at a rate equal to the Alternate Base Rate.

(c)            Evidence of Amounts Owed.  A certificate of an Agent submitted to a Borrower or any Lender with respect to any amount owing under this Section 2.15 shall be conclusive in the absence of manifest error.

(d)            Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent or the Canadian Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by such Agent because the conditions to the applicable Extension of Credit set forth in Article IV are not satisfied or waived in accordance with the terms thereof, such Agent shall forthwith return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e)            Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.5(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any such payment under Section 9.5(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.5(c).

(f)            Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.16          Inability to Determine Interest Rate.

Notwithstanding any other provision of this Credit Agreement, if (a) the Administrative Agent or the Canadian Agent, as applicable, shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining the LIBOR Rate for such Interest Period, or (b) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that a Borrower has requested be outstanding as a LIBOR tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrowers and the Lenders at least two (2) Business Days prior to the first day of such Interest Period.  If such notice is given (a) any LIBOR Rate Loans requested to be made by the Canadian Borrower on the first day of such Interest Period shall be made, at the sole option of the Canadian Borrower, in U.S. Dollars as U.S. Base Rate Loans or such request shall be cancelled, (b) any affected U.S. Base Rate Loans that were to have been converted at the request of the Canadian Borrower on the first day of such Interest period to, or LIBOR Rate Loans that were to have been continued as, LIBOR Rate Loans shall be converted to or continued, at the sole option of the Canadian Borrower, as U.S. Base Rate Loans, (c) any affected LIBOR Rate Loans denominated in U.S. Dollars requested to be made by the Company on the first day of such Interest Period shall be made, at the sole option of the Company, in U.S. Dollars as Alternate Base Rate Loans or such request shall be cancelled and (d) any affected Loans denominated in U.S. Dollars that were to have been converted at the request of the Company on the first day of such Interest Period to or continued as LIBOR Rate Loans shall be converted to or continued, at the sole option of the Company, as Alternate Base Rate Loans.  Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

2.17          Illegality.

Notwithstanding any other provision of this Credit Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for (i) such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans or (ii) a BA Lender to make or maintain Bankers’ Acceptance Advances, as contemplated by this Credit Agreement or to obtain in the interbank Eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent or the Canadian Agent, as applicable, and the Borrowers thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such, or to make Bankers’ Acceptance Advances or continue Bankers’ Acceptance Advances as such, shall forthwith be suspended until the Administrative Agent or Canadian Agent, as applicable, shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, (c) such Lender’s Loans then outstanding as LIBOR Rate Loans, if any, shall be converted to (x) Alternate Base Rate Loans denominated in U.S. Dollars in the case of Loans to the Company and (y) U.S. Base Rate Loans in the case of Loans to the Canadian Borrower, in each case, on the last day of the Interest Period for such Loans or within such earlier period as required by law to Alternate Base Rate Loans in the case of the Company, and to U.S. Base Rate Loans in the case of the Canadian Borrower, and (d) such Bankers’ Acceptance Advances shall be converted to Canadian Prime Rate Loans on the last day of the BA Period.  The Applicable Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans and/or Bankers’ Acceptance Advances hereunder.  A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent or the Canadian Agent, as applicable, to the Applicable Borrower shall be conclusive in the absence of manifest error.  Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

2.18          Requirements of Law.

(a)            If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Closing Date:

(i)            shall subject any Lender or the Issuing Lender to any tax of any kind whatsoever (other than an excluded tax described in clauses (i) through (iv) of Section 2.20(a)) with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBOR Rate Loan or Bankers’ Acceptance Advances made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

(ii)           shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of any Lender or the Issuing Lender which is not otherwise included in the determination of the LIBOR Rate or BA Rate hereunder; or

(iii)          shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans, Bankers’ Acceptance Advances or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Applicable Borrower shall promptly pay such Lender or the Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender or Issuing Lender.  A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent or Canadian Agent, as applicable, to the Applicable Borrower shall be conclusive in the absence of manifest error.  Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this subsection (a); provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.  Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and all requests, rules, guidelines or directives thereunder or issued in connection therewith as well as (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a change in “Requirement of Law,” regardless of the date enacted, adopted or issued.

(b)            If any Lender or the Issuing Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the Closing Date does or shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount reasonably deemed by such Lender in its sole discretion to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Applicable Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction (but, in the case of outstanding Base Rate Loans, without duplication of any amounts already recovered by a Lender by reason of an adjustment in the Alternate Base Rate, Canadian Prime Rate or U.S. Base Rate, as applicable).  Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent or the Canadian Agent, to the Borrowers shall be conclusive absent manifest error.

(c)            Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to the foregoing provisions of this Section 2.18 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Applicable Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.18 for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender, as the case may be, notifies the Applicable Borrower of the Requirement of Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Requirement of Law giving rise to such increased costs or reductions is retroactive, then the six (6) month period referred to above shall be extended to include the period of retroactive effect thereof).

(d)            The agreements in this Section 2.18 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

2.19          Indemnity.

The Applicable Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by such Borrower in accepting a borrowing after such Borrower has given a notice in accordance with the terms hereof, (c) default by such Borrower in making any repayment after such Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by such Borrower of a repayment or prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder to the extent not received by such Lender in connection with the re-employment of such funds (but excluding loss of anticipated profits).  A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent or the Canadian Agent, to the Applicable Borrower (which certificate must be delivered to the Administrative Agent or Canadian Agent, as applicable, within thirty (30) days following such default, repayment, prepayment or conversion and shall set forth the basis for requesting such amounts in reasonable detail) shall be conclusive in the absence of manifest error.  The agreements in this Section 2.19 shall survive termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

2.20          Taxes.

(a)            All payments made by any Credit Party hereunder or under any Credit Document will be, except as provided in Section 2.20(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein, including all interest, penalties or similar liabilities with respect thereto (whether or not correctly or legally imposed or asserted by such Governmental Authority, political subdivision or taxing authority) with respect to such payments (including, without limitation, all Other Taxes, but excluding (i) (A) any tax on or measured by the net income or profits of a Lender, and (B) any franchise, capital or similar taxes, in each of (A) and (B) imposed pursuant to the laws of the jurisdiction in which it is organized or is resident for tax purposes or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein, (ii) U.S. Federal withholding tax imposed on amounts payable to or for the account of a Lender pursuant to a law in effect on the date on which (A) such Lender becomes a party hereto or (B) such Lender changes its Domestic Lending Office, Canadian Lending Office or LIBOR Lending Office, except in each case to the extent that amounts with respect to such taxes were payable under this Section 2.20 either to such Lender’s assignor immediately before such Lender became a party hereto or such Lender immediately before it changed its Domestic Lending Office, Canadian Lending Office or LIBOR Lending Office, (iii) any withholding taxes attributable to such Lender’s failure to comply with Section 2.20(b) and (iv) any tax imposed under FATCA (or any amended or successor version of FATCA that is substantively comparable and not materially more onerous to comply with)) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, Other Taxes, levies, imposts, duties, fees, assessments or other charges, whether levied, imposed, paid or payable in connection with a payment under any Credit Document, the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document, the exercise of any right or remedy under any Credit Document or otherwise, being referred to collectively as “Taxes”).  If any Taxes are so levied or imposed, the Credit Parties agree to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Credit Agreement or under any Credit Document, after withholding or deduction by the applicable withholding agent for or on account of any Taxes, will not be less than the amount provided for herein or in such Note.  The Credit Parties will furnish to the Administrative Agent or the Canadian Agent, as applicable, as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Credit Parties.  Without limiting the foregoing terms of this subsection (a), the Credit Parties or the applicable withholding agent shall timely pay any Taxes (including all Other Taxes) to the relevant Governmental Authority in accordance with applicable law and, without duplication, the Credit Parties shall indemnify and hold harmless each Lender, and reimburse or pay such Lender upon its written request, for the amount of any Taxes (including all Other Taxes) paid or payable by such Lender, whether or not such Taxes (including all Other Taxes) were correctly or legally imposed or asserted by the relevant Governmental Authority.

(b)            Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to any payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than any documentation relating to U.S. Federal withholding taxes or Canadian withholding taxes) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.  Without limiting the generality of the foregoing, any Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax.  Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Company and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to Section 9.6 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN or W-8ECI (or successor forms) certifying such Lender’s entitlement to a complete exemption or reduction from United States withholding tax with respect to payments to be made under this Credit Agreement and under any Note, or (ii) if the Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form W-8BEN or W-8ECI as set forth in the foregoing clause (i), or (x) a certificate substantially in the form of Schedule 2.20 to the Original Credit Agreement (any such certificate, a “Tax Exempt Certificate”) and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender’s entitlement to a reduction or exemption from United States withholding tax with respect to payments of interest to be made under this Credit Agreement and under any Note.  In addition, each Lender agrees that it will deliver updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect or at any other time upon the reasonable request of the Company, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Credit Agreement and any Note.  Notwithstanding anything to the contrary in this subsection 2.20(b), no Lender shall be required to deliver any documentation that it is not legally eligible to deliver.

(c)            Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office, Canadian Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

(d)            If the Administrative Agent or any Lender determines, in its good faith discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Credit Party or with respect to which a Credit Party has paid additional amounts pursuant to this Section, it shall promptly pay to the Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Credit Party under this Section 2.20 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable Credit Party, upon the request of the Administrative Agent, or such Lender agrees to repay the amount paid over to the Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to interfere with the right of a Lender or the Administrative Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or the Administrative Agent to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or the Administrative Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.  Notwithstanding anything to the contrary, in no event will any Lender be required to pay any amount to a Credit Party the payment of which would place such Lender in a less favorable net after-tax position than it would have been in if the additional amounts or indemnification payments giving rise to such refund of any Taxes or Other Taxes had never been paid.

(e)            For purposes of this Section 2.20, the term Lender shall include the Swingline Lender and any Issuing Lender.

(f)            The agreements in this Section 2.20 shall survive the termination of this Credit Agreement and the payment of the Notes and all other amounts payable hereunder.

2.21          Indemnification; Nature of Issuing Lender’s Duties.

(a)            In addition to its other obligations under Section 2.5, the Company hereby agrees to protect, indemnify, pay and hold the Issuing Lender and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that the Issuing Lender or such Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, except to the extent resulting from the gross negligence or willful misconduct of the Issuing Lender or such Lender as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called “Government Acts”).

(b)            As between the Company, the Issuing Lender and each Lender, the Company shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof.  Neither the Issuing Lender nor any Lender shall be responsible for:  (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) any consequences arising from causes beyond the control of the Issuing Lender or any Lender, including, without limitation, any Government Acts.  None of the above shall affect, impair, or prevent the vesting of the Issuing Lender’s rights or powers hereunder.

(c)            In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender or any Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Company.  It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender and each Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Company, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Governmental Authority.  The Issuing Lender and the Lenders shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender and the Lenders.

(d)            Nothing in this Section 2.21 is intended to limit the reimbursement obligation of the Company contained in Section 2.7.  The obligations of the Company under this Section 2.21 shall survive the termination of this Credit Agreement.  No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender and the Lenders to enforce any right, power or benefit under this Credit Agreement.

(e)            Notwithstanding anything to the contrary contained in this Section 2.21, the Company shall have no obligation to indemnify any Issuing Lender or any Lender in respect of any liability incurred by such Issuing Lender or such Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by the Issuing Lender or such Lender), as determined by a court of competent jurisdiction.

2.22          Replacement of Lenders.

The Borrowers shall be permitted to replace with a financial institution acceptable to the Administrative Agent any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.17, Section 2.18 or Section 2.20(a) or (b)  is a Defaulting Lender hereunder; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.17, Section 2.18(a) or Section 2.20(c), as applicable, so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.17, Section 2.18 or Section 2.20(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Applicable Borrower shall be liable to such replaced Lender under Section 2.19 if any LIBOR Rate Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably acceptable to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 9.6 (provided that the Applicable Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Applicable Borrower shall pay all additional amounts (if any) required pursuant to Section 2.17, 2.18 or 2.20(a), as the case may be, (ix) a Canadian Lender may only be replaced with another Canadian Lender reasonably acceptable to the Canadian Agent, and (x) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, either Agent or any other Lender shall have against the replaced Lender.  In the event any replaced Lender fails to execute the agreements required under Section 9.6 in connection with an assignment pursuant to this Section 2.22, the Applicable Borrower may, upon two (2) Business Days’ prior notice to such replaced Lender, execute such agreements on behalf of such replaced Lender.  A Lender shall not be required to be replaced if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Applicable Borrower to require such replacement cease to apply.

2.23          Relationship between the Agents.

The Canadian Agent shall promptly inform the Administrative Agent and the Administrative Agent shall promptly inform the Canadian Agent of the funding of any Revolving Loan or Swingline Loan and the terms thereof, as well and any other notices and communications received from either Borrower.

2.24          Defaulting Lenders.

Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a)           Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.1.

(b)           Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent or the Canadian Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise, and including any amounts made available to the Administrative Agent or the Canadian Agent for the account of such Defaulting Lender pursuant to Section 9.7), shall be applied at such time or times as may be determined by the Administrative Agent or Canadian Agent, as applicable, as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent or Canadian Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender and/or the Swingline Lender hereunder; third, if so determined by the Administrative Agent or Canadian Agent or requested by the Issuing Lender and/or the Swingline Lender, to be held as cash collateral for future funding obligations of such Defaulting Lender of any participation in any Swingline Loan or Letter of Credit; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent or Canadian Agent; fifth, if so determined by the Administrative Agent or Canadian Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Administrative Agent or Canadian Agent, the Lenders, the Issuing Lender or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by the Administrative Agent or Canadian Agent, any Lender, the Issuing Lender or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to either Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Revolving Loans or funded participations in Swingline Loans or Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share and (ii) such Revolving Loans or funded participations in Swingline Loans or Letters of Credit were made at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Revolving Loans of, and funded participations in Swingline Loans or Letters of Credit owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Revolving Loans of, or funded participations in Swingline Loans or Letters of Credit owed to, such Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.24(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c)           Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to Sections 2.5, 2.6 and 2.7, the “Revolving Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of such Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Event of Default exists, (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (A) the Revolving Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Revolving Loans of that Lender and (iii) for the avoidance of doubt, to the extent that the Defaulting Lender constitutes a Canadian Revolving Lender or U.S. Revolving Lender, such reallocation shall only be to the Canadian Revolving Lenders or U.S. Revolving Lenders, as applicable.

(d)           Cash Collateral for Letters of Credit.  Promptly on demand by the Issuing Lender or the Administrative Agent from time to time, the Company shall deliver to the Administrative Agent cash collateral (in Dollars) in an amount sufficient to cover all Fronting Exposure with respect to the Issuing Lender (after giving effect to Section 2.24(c)), or in the sole discretion of the Administrative Agent and Issuing Lender, shall provide other collateral or make other arrangements satisfactory to the Administrative Agent and Issuing Lender in their sole discretion to cover such Fronting Exposure, in each case on terms reasonably satisfactory to the Administrative Agent and the Issuing Lender.  Any such cash collateral shall be deposited in a separate account with the Administrative Agent, subject to the exclusive dominion and control of the Administrative Agent, as collateral (solely for the benefit of the Issuing Lender) for the payment and performance of each Defaulting Lender’s Revolving Commitment Percentage of outstanding LOC Obligations.  Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Lender immediately for each Defaulting Lender’s Revolving Commitment Percentage of any drawing under any Letter of Credit which has not otherwise been reimbursed by the Company or such Defaulting Lender.

(e)           Prepayment of Swingline Loans.  Promptly on demand by the Swingline Lender or the Administrative Agent from time to time, the Borrowers shall prepay Swingline Loans in an amount of all Fronting Exposure with respect to the Swingline Lender (after giving effect to Section 2.24(c)).

(f)           Certain Fees.  For any period during which such Lender is a Defaulting Lender, such Defaulting Lender (i) shall not be entitled to receive any Commitment Fee pursuant to Section 2.12(a) (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender) and (ii) shall not be entitled to receive any Letter of Credit Fees pursuant to Section 2.12(b) otherwise payable to the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided cash collateral or other credit support arrangements satisfactory to the Issuing Lender pursuant to Section 2.24(d), but instead, the Borrowers shall pay to the non-Defaulting Lenders the amount of such Letter of Credit Fees in accordance with the upward adjustments in their respective Revolving Commitment Percentages allocable to such Letter of Credit pursuant to Section 2.24(c), with the balance of such fee, if any, payable to the Issuing Lender for its own account, provided that no such fee shall be payable to the Issuing Lender to the extent the Borrowers have provided the Issuing Lender with cash collateral for its Fronting Exposure as provided herein.

(g)           Defaulting Lender Cure.  If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Lender agree in writing in their good faith judgment that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Revolving Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Commitment Percentages (without giving effect to Section 2.24(c), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

2.25          Incremental Loans.

(a)            At any time, the Company may by written notice to the Administrative Agent elect to request the establishment of:

(i)            one or more incremental term loan commitments (any such incremental term loan commitment which may be part of an existing tranche, an “Incremental Term Loan Commitment”) to make an incremental term loan (any such incremental term loan, an “Incremental Term Loan”); or

(ii)            one or more increases in the Revolving Commitments, an “Incremental Revolving Commitment” and, together with the Incremental Term Loan Commitments, the “Incremental Loan Commitments”) to make incremental Revolving Loans (any such increase, an “Incremental Revolving Commitment Increase” and, together with the Incremental Term Loan, the “Incremental Loans”);

provided that the total aggregate amount for all such Incremental Loan Commitments shall not exceed U.S.$750,000,000 (of which no more than U.S.$250,000,000 may be an Incremental Revolving Commitment).  Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Company proposes that any Incremental Loan Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Administrative Agent.  The Company may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, to provide an Incremental Loan Commitment (any such Person, an “Incremental Lender”).  Any Lender or any Incremental Lender offered or approached to provide all or a portion of any Incremental Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Loan Commitment.  Any Incremental Loan Commitment shall become effective as of such Increased Amount Date; provided that:

(A)           no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to (1) any Incremental Loan Commitment, (2) the making of any Incremental Loans  pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith;

(B)            the representations and warranties made by the Credit Parties herein or in any other Credit Document or which are contained in any certificate furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) on and as of the date of such Increased Amount Date as if made on and as of such date (except for those which expressly relate to an earlier date);

(C)            the Administrative Agent and the Lenders shall have received from the Company an Officer’s Compliance Certificate demonstrating that (i) the Company will be in compliance on a pro forma basis with the financial covenants set forth in Section 6.1 both before and after giving effect to (1) any Incremental Loan Commitment (assuming the full drawing of any Incremental Revolving Commitment), (2) the making of any Incremental Loans pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith and (ii) the Senior Secured Leverage Ratio is less than 2.75:1.00, or if the Company has achieved Investment Grade Status, the Leverage Ratio is less than 2.75:1.00, in each case both before and after giving effect to (1) any Incremental Loan Commitment (assuming the full drawing of any Incremental Revolving Commitment), (2) the making of any Incremental Loans pursuant thereto and (3) any Permitted Acquisition consummated in connection therewith;

(D)            the proceeds of any Incremental Loans  shall be used for general corporate purposes of the Company and its Subsidiaries (including Permitted Acquisitions);

(E)            each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall constitute obligations of the Company and shall be guaranteed with the other Extensions of Credit on a pari passu basis;

(F)            (1)           in the case of each Incremental Term Loan (the terms of which shall be set forth in the relevant Lender Joinder Agreement):

(w)           such Incremental Term Loan will mature and amortize in a manner reasonably acceptable to the Administrative Agent, the Incremental Lenders making such Incremental Term Loan and the Company, but will not in any event have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Latest Maturing Loan or a maturity date earlier than the Latest Maturity Date;

(x)           the Applicable Percentage and pricing grid, if applicable, for such Incremental Term Loan shall be determined by the Administrative Agent, the applicable Incremental Lenders and the Company on the applicable Increased Amount Date; provided that if the Applicable Percentage in respect of any Incremental Term Loan exceeds the Applicable Percentage for the Term Loan by more than 0.50%, then the Applicable Percentage for the Term Loan shall be increased so that the Applicable Percentage in respect of such Term Loan is equal to the Applicable Percentage for the Incremental Term Loan minus 0.50%, and the Applicable Percentage for the Revolving Loans shall be increased by like amount; provided further in determining the Applicable Percentage(s) applicable to each Incremental Term Loan and the Applicable Percentage(s) for the Term Loan, (1) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Company to the Lenders under such Incremental Term Loan or the Term Loan in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity), (2) customary arrangement or commitment fees payable to any Lead Arranger (or its affiliates) in connection with the Initial Term Loan or to one or more arrangers (or their affiliates) of any Incremental Term Loan shall be excluded (it being understood that the effects of any and all interest rate floors shall be included in determining Applicable Percentage(s) under this provision) and (3) if the LIBOR or Alternate Base Rate floor applicable to such Incremental Term Loan is greater than any LIBOR or Alternate Base Rate floor, respectively, for the existing Term Loan, the difference between such floor for the Incremental Term Loan and for the existing Term Loan shall be included in determining Applicable Percentage(s) under this provision;

(y)           all other terms and conditions applicable to any Incremental Term Loan, to the extent not consistent with the terms and conditions applicable to the existing Term Loan, shall be reasonably satisfactory to the Administrative Agent; and

(z)           such Incremental Term Loans shall be made available only to the Company and only in U.S. Dollars;

(2)           in the case of each Incremental Revolving Commitment Increase (the terms of which shall be set forth in the relevant Lender Joinder Agreement):

(w)           such Incremental Revolving Commitment Increase shall mature on the Revolving/Term Loan Maturity Date, shall bear interest at the rate applicable to the Revolving Loans and shall be subject to the same terms and conditions as the Revolving Loans made available to the Company in U.S. Dollars;

(x)            the outstanding U.S. Revolving Loans and U.S. Revolving Commitment Percentages of Swingline Loans and U.S. LOC Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the U.S. Revolving Lenders (including the Incremental Lenders providing such Incremental Revolving Commitment Increase) in accordance with their revised U.S. Revolving Commitments (and the U.S. Revolving Lenders (including the Incremental Lenders providing such Incremental Revolving Commitment Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Company shall pay any and all costs required pursuant to Section 2.19 in connection with such reallocation as if such reallocation were a repayment);

(y)           except as provided above, all of the other terms and conditions applicable to such Incremental Revolving Commitment Increase shall, except to the extent otherwise provided in this Section 2.25, be identical to the terms and conditions applicable to the U.S. Revolving Loans; and

(z)            such Incremental Revolving Commitment Increase shall be made available only to the Company and only in U.S. Dollars;

(G)            (1)           any Incremental Lender making any Incremental Term Loan shall be entitled to the same voting rights as the existing Term Loan Lenders under the Term Loans and each Incremental Term Loan shall receive proceeds of prepayments on the same basis as the existing Term Loans (such prepayments to be shared pro rata on the basis of the original aggregate funded amount thereof among the existing Term Loans and the Incremental Term Loans); and

(2)           any Incremental Lender with an Incremental Revolving Commitment Increase shall be entitled to the same voting rights as the existing Revolving Lenders under the Revolving Loans and any Extensions of Credit made in connection with each Incremental Revolving Commitment Increase shall receive proceeds of prepayments on the same basis as the other Revolving Loans made hereunder;

(H)   such Incremental Loan Commitments shall be effected pursuant to one or more Lender Joinder Agreements executed and delivered by the Borrowers, the Administrative Agent and the applicable Incremental Lenders (which Lender Joinder Agreement may, without the consent of any other Lenders or Credit Parties, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.25); and

(I)   the Company shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such Incremental Loan) reasonably requested by Administrative Agent in connection with any such transaction.

(b)   (i)           The Incremental Term Loans shall be deemed to be Term Loans; provided that such Incremental Term Loan may be designated as a separate tranche of Term Loans for all purposes of this Credit Agreement.

(ii)           The Incremental Lenders shall be included in any determination of the Required Lenders or Required Revolving Lenders, as applicable, and the Incremental Lenders will not constitute a separate voting class for any purposes under this Credit Agreement.

(c)            (i)           On any Increased Amount Date on which any Incremental Term Loan Commitment becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with a Incremental Term Loan Commitment shall make a Incremental Term Loan to the applicable Borrower in an amount equal to its Incremental Term Loan Commitment and shall become a Term Loan Lender hereunder with respect to such Incremental Term Loan Commitment and the Incremental Term Loan made pursuant thereto.

(ii)           On any Increased Amount Date on which any Incremental Revolving Commitment Increase becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Revolving Commitment shall become a Revolving Lender hereunder with respect to such Incremental Revolving Commitment.

2.26         Extension Offers.

(a)            Pursuant to one or more offers made from time to time by the Company to all Term Loan Lenders with notice to the Administrative Agent, on a pro rata basis (based on the aggregate outstanding Term Loans) and on the same terms (“Term Pro Rata Extension Offers”), the Borrowers are hereby permitted to consummate transactions with individual Term Loan Lenders from time to time to extend the maturity date of such Lender’s Term Loans and to otherwise modify the terms of such Lender’s Term Loans pursuant to the terms of the relevant Term Pro Rata Extension Offer (including without limitation increasing the interest rate or fees payable in respect of such Lender’s Term Loans and/or modifying the amortization schedule in respect of such Lender’s Term Loans).  Pursuant to one or more offers made from time to time by the Borrowers to all Revolving Lenders with notice to the Administrative Agent, on a pro rata basis (based on the aggregate outstanding Revolving Commitments) and on the same terms (“Revolving Pro Rata Extension Offers” and, together with Term Pro Rata Extension Offers, “Pro Rata Extension Offers”), the Borrowers are hereby permitted to consummate transactions with individual Revolving Lenders from time to time to extend the maturity date of such Lender’s Revolving Commitments and to otherwise modify the terms of such Lender’s Revolving Commitments pursuant to the terms of the relevant Revolving Pro Rata Extension Offer (including without limitation increasing the interest rate or fees payable in respect of such Lender’s Revolving Commitments).  For the avoidance of doubt, the reference to “on the same terms” in the preceding sentences shall mean, (i) when comparing Term Pro Rata Extension Offers, that the Term Loans are offered to be extended for the same amount of time and that the interest rate changes and fees payable in respect thereto are the same and (ii) when comparing Revolving Pro Rata Extension Offers, that the Revolving Commitments are offered to be extended for the same amount of time and that the interest rate changes and fees payable in respect thereto are the same.  Any such extension (an “Extension”) agreed to between the Borrowers and any such Lender (an “Extending Lender”) will be established under this Agreement by implementing an Incremental Term Loan for such Lender (if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”)) or an Incremental Revolving Commitment Increase for such Lender (if such Lender is extending an existing Revolving Commitment (such extended Revolving Commitment, an “Extended Revolving Commitment”)).

(b)            The Company and each Extending Lender shall execute and deliver to the Administrative Agent a Lender Joinder Agreement and/or such other documentation as the Administrative Agent shall reasonably specify to evidence the Extended Term Loans and/or Extended Revolving Commitments of such Extending Lender.  Each such document shall specify the terms of the applicable Extended Term Loans and/or Extended Revolving Commitments; provided that (i) except as to interest rates, fees, amortization, final maturity date, and subordinated voluntary and mandatory prepayment arrangements (which shall, subject to clauses (ii) and (iii) of this proviso, be determined by the Company and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall have (x) the same terms as the Term Loan or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (ii) the final maturity date of any Extended Term Loans shall be no earlier than the Revolving/Term Loan Maturity Date, (iii) the weighted average life to maturity of any Extended Term Loans shall be no shorter than the remaining weighted average life to maturity of the Term Loan and (iv) except as to interest rates, fees, final maturity, and subordinated voluntary and mandatory prepayment arrangements, any Extended Revolving Commitment shall be a Revolving Commitment with the same terms as the Revolving Loans.  Upon the effectiveness of any Lender Joinder Agreement or similar document, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans and/or Extended Revolving Commitments evidenced thereby as provided for in Section 9.1 and other changes necessary to preserve the intent of this Agreement.  Any such deemed amendment may, at the Administrative Agent’s or the Company’s request, be memorialized in writing by the Administrative Agent and the Company and furnished to the other parties hereto.

(c)            Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan and/or such Extending Lender’s Revolving Commitment will be automatically designated an Extended Revolving Commitment.   For the avoidance of doubt, the commitments and obligations of any Swingline Lender or Issuing Bank can only be extended pursuant to an Extension or otherwise with such Person’s consent.

(d)            Notwithstanding anything to the contrary set forth in this Agreement or any other Credit Document (including without limitation this Section 2.26), (i) no Extended Term Loan or Extended Revolving Commitment is required to be in any minimum amount or any minimum increment; provided that the aggregate amount of Extended Term Loans or Extended Revolving Commitment for any new class of Term Loans or Revolving Commitments made in connection with any Pro Rata Extension Offer shall be at least U.S.$50,000,000, (ii) any Extending Lender may extend all or any portion of its Term Loans and/or Revolving Commitment pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan and/or Extended Revolving Commitment) and (iii) there shall be no condition to any Extension of any Loan or Revolving Commitment at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan or Extended Revolving Commitment implemented thereby and, if requested by the Administrative Agent, a customary legal opinion.

(e)            Each extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided that the Company shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Credit Agreement and to make Loans herein provided for, the Credit Parties hereby represent and warrant to the Agents and to each Lender that:

3.1            Corporate Existence; Compliance with Law.

The Company and each of its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.  The Company and each of its Subsidiaries (i) has the corporate power and authority and the legal right to own and operate its property and to conduct its business, (ii) is duly qualified as a foreign corporation or other legal entity and in good standing under the laws of each jurisdiction where its ownership of property or the conduct of its business requires such qualification, and (iii) is in compliance with all Requirements of Law, except where (a) the failure to have such power, authority and legal right as set forth in clause (i) hereof, (b) the failure to be so qualified or in good standing as set forth in clause (ii) hereof, or (c) the failure to comply with Requirements of Law as set forth in clause (iii) hereof, is not reasonably likely, in the aggregate, to have a Material Adverse Effect.

3.2            Corporate Power; Authorization.

Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents.  No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority), is required in connection with the execution, delivery or performance by a Credit Party, or the validity or enforceability against a Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

3.3            Enforceable Obligations.

This Agreement has been duly executed and delivered, and each other Credit Document will be duly executed and delivered, by each Credit Party, as applicable, and this Credit Agreement constitutes, and each other Credit Document when executed and delivered will constitute, legal, valid and binding obligations of each Credit Party executing the same, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.4            No Legal Bar.

The execution, delivery and performance by each Credit Party of the Credit Documents will not violate such Person’s articles or certificate of incorporation (or equivalent formation document), bylaws or other organizational or governing documents or any Requirement of Law or cause a breach or default under any of their respective Material Contracts.

3.5            No Material Litigation.

No litigation, investigation or proceeding of or before any court, tribunal, arbitrator or governmental authority is pending or, to the knowledge of any Responsible Officer of the Company, threatened by or against the Borrowers or any of the Restricted Subsidiaries, or against any of their respective properties or revenues, existing or future (a) that is adverse in any material respect to the interests of the Lenders with respect to any Credit Document or any of the transactions contemplated hereby or thereby, or (b) that is reasonably likely to have a Material Adverse Effect.

3.6            Investment Company Act.

Neither Borrower nor any Restricted Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company.

3.7            Margin Regulations.

No part of the proceeds of the Loans hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities.  If requested by any Lender or the Administrative Agent, the Borrowers will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.  No Indebtedness being reduced or retired out of the proceeds of the Loans hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any “margin security” within the meaning of Regulation T.  “Margin stock” within the meaning of Regulation U does not constitute more than 25% of the value of the Consolidated Assets of Company and its Subsidiaries.  Neither the execution and delivery hereof by the Borrowers, nor the performance by them of any of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act or the Exchange Act, or regulations issued pursuant thereto, or Regulation T, U or X.

3.8            Compliance with Environmental Laws.

(a)            Neither Borrower nor any of the Restricted Subsidiaries has received any notices of claims or potential liability under, or notices of failure to comply with, any applicable Environmental Laws, where such claims and liabilities under, and failures to comply, is reasonably likely to result in penalties, fines, claims or other liabilities to the Borrowers and the Restricted Subsidiaries in amounts that would have a Material Adverse Effect, either individually or in the aggregate.

(b)            Neither Borrower nor any of the Restricted Subsidiaries has received any notice of violation, or notice of any action, either judicial or administrative, from any Governmental Authority relating to the actual or alleged violation of any Environmental Law, including, without limitation, any notice of any actual or alleged Release or threat of Release of any Hazardous Substances by a Borrower or any of the Restricted Subsidiaries or its employees or agents, or as to the existence of any contamination at any location, where any such violation, Release or contamination is reasonably likely to result in penalties, fines, claims or other liabilities to a Borrower or any Restricted Subsidiary in amounts that would have a Material Adverse Effect, either individually or in the aggregate.  Neither Borrower nor any of the Restricted Subsidiaries, nor, to the knowledge of either Borrower, any other Person, has caused any Release or threat of Release of any Hazardous Substance, has generated, treated, stored or transported any Hazardous Substance, or has taken any action or failed to take any action in violation of any Environmental Law, that is reasonably likely to result in penalties, fines, claims or other liabilities to a Borrower or any Restricted Subsidiary in amounts that would have a Material Adverse Effect, either individually or in the aggregate.

(c)            The Borrowers and the Restricted Subsidiaries and their respective operations and properties are in compliance with all applicable Environmental Laws, including having obtained all necessary governmental permits, licenses and approvals for the operations conducted on their respective properties, including without limitation, all required material permits, licenses and approvals for (i) the emission of air pollutants or contaminants, (ii) the treatment or pretreatment and discharge of waste water or storm water, (iii) the treatment, storage, disposal or generation of hazardous wastes, (iv) the withdrawal and usage of ground water or surface water, and (v) the disposal of solid wastes, in any such case where the failure to have such license, permit or approval is reasonably likely to have a Material Adverse Effect.

3.9            Insurance.

The Borrowers and the Restricted Subsidiaries currently maintain insurance with respect to their respective properties and businesses (subject to self-insurance retentions and deductibles and consistent with past practices), with financially sound and reputable insurers, having coverages against losses or damages of the kinds customarily insured against by reputable companies in the same or similar businesses and comparable in size and financial condition, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances.  The Borrowers and the Restricted Subsidiaries have paid all material amounts of insurance premiums now due and owing with respect to such insurance policies and coverages, and such policies and coverages are in full force and effect.

3.10         No Default of Contractual Obligations.

None of the Borrowers or the Restricted Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which has had or is reasonably likely to have a Material Adverse Effect

3.11         No Burdensome Restrictions.

Neither Borrower nor any of the Restricted Subsidiaries is a party to or bound by any Contractual Obligation or Requirement of Law or any provision of its articles or certificate of incorporation, bylaws or other organizational or governing documents which has had or is reasonably likely to have a Material Adverse Effect.

3.12          Taxes.

Except where the failure to do is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, each Borrower and each Restricted Subsidiary has filed all tax returns which are required to have been filed by any Governmental Authority, and has paid, withheld, collected and remitted all taxes, assessments, fees and other charges otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP).  The Company has not received written notice of any proposed material tax assessment with respect to U.S. Federal or other material income taxes against either Borrower or any Restricted Subsidiary nor does any Responsible Officer of the Company know of any material U.S. Federal income tax liability on the part of a Borrower or any Restricted Subsidiary other than any such assessment or liability which is adequately provided for on the books of the Borrowers and their Restricted Subsidiaries or which is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

3.13          Subsidiaries.

(a)            Schedule 3.13 to the Original Credit Agreement is a complete and correct list of the Company’s Subsidiaries and the Joint Ventures of the Company and its Subsidiaries as of the Closing Date or as of the last date Schedule 3.13 to the Original Credit Agreement was updated pursuant to Section 5.7(j), showing, as to each Subsidiary and Joint Venture, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock or similar equity interests outstanding owned by the Company and each other Subsidiary.  Schedule 3.13 to the Original Credit Agreement indicates which such Subsidiaries are Restricted Subsidiaries and which such Subsidiaries are Unrestricted Subsidiaries and indicates which Subsidiaries are Inactive Subsidiaries.

(b)            All of the outstanding shares of Capital Stock or similar equity interests of each Subsidiary shown in Schedule 3.13 to the Original Credit Agreement as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable (subject to the assessability of Capital Stock of any Nova Scotia unlimited company under the Companies Act (Nova Scotia)) and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 3.13 to the Original Credit Agreement).

3.14          Financial Statements, Fiscal Year and Fiscal Quarters.

(a)            The Company has furnished to the Administrative Agent and the Lenders (i) copies of audited consolidated financial statements of the Company and its Subsidiaries (prior to giving effect to the SSCC Acquisition) and of the Acquired Company and its Subsidiaries for the three (3) fiscal years most recently ended prior to the Closing Date for which audited financial statements are available (it being understood that the Administrative Agent and the Lenders have received audited consolidated financial statements of the Company, the Acquired Company and their respective Subsidiaries for fiscal years 2008, 2009 and 2010), in each case audited by independent public accountants of recognized national standing and prepared in conformity with GAAP, (ii) copies of interim unaudited condensed consolidated balance sheets, statements of operations and statements of cash flows of the Acquired Company and its Subsidiaries as of and for March 31, 2011 and of the Company and its Subsidiaries (prior to giving effect to the SSCC Acquisition) as of and for December 31, 2010 and March 31, 2011, (iii) (x) copies of pro forma condensed consolidated balance sheet and statement of income for the Company and its Subsidiaries as of and for the four-quarter period ended March 31, 2011 (which pro forma financial information shall be computed using the balance sheet and statement of income delivered pursuant to clause (y) below) and (y) copies of pro forma condensed consolidated balance sheet and statement of income for the Company and its Subsidiaries for the periods for which such pro forma financial statements would be required pursuant to Regulation S-X under the Securities Act applicable to a registration statement under the Securities Act on Form S-1 (“Regulation S-X”), in each case giving pro forma effect to the Transactions (prepared in accordance with Regulation S-X, and all other rules and regulations of the SEC under the Securities Act, and including such other adjustments as are reasonably acceptable to the Lead Arrangers and (iv) quarterly projections prepared by management of balance sheets, income statements and cash flow statements of the Company and its Subsidiaries for the fiscal year ending September 30, 2012.

(b)            The financial statements referenced in subsection (a) (other than the financial statements referenced in clause (iii) and the projections referenced in clause (iv) of subsection (a)) fairly present in all material respects the consolidated financial condition of Company and its Subsidiaries or the Acquired Company and its Subsidiaries, as applicable, as at the dates thereof and results of operations for such periods in conformity with GAAP consistently applied (subject, in the case of the quarterly financial statements, to normal year-end audit adjustments and the absence of certain notes).  The Borrowers and the Restricted Subsidiaries taken as a whole did not have any material contingent obligations, contingent liabilities, or material liabilities for known taxes, long-term leases or unusual forward or long-term commitments required to be reflected in the foregoing financial statements or the notes thereto that are not so reflected.

(c)            The pro forma condensed consolidated balance sheet and statement of income referenced in clause (iii) of subsection (a) are based upon reasonable assumptions made known to the Lenders and upon information not known to be incorrect or misleading in any material respect.

(d)            The projections referenced in clause (iv) of subsection (a) were prepared in good faith on the basis of the assumptions stated therein, which assumptions are fair in light of then existing conditions (it being understood that projections are subject to uncertainties and contingencies and that no assurance can be given that any projection will be realized).

(e)            Since September 30, 2010, there has been no change with respect to the Consolidated Companies taken as a whole which has had or is reasonably likely to have a Material Adverse Effect.  The Company’s fiscal year commences October 1st of each year and ends on September 30th of each year.  The Company’s fiscal quarters end on December 31st, March 31st, June 30th and September 30th of each year.

3.15          ERISA.

(a)            Identification of Plans.  Except as disclosed on Schedule 3.15 to the Original Credit Agreement, as of the Closing Date or as of the last date Schedule 3.15 to the Original Credit Agreement was updated pursuant to Section 5.7(j), none of the Borrowers, any of the Restricted Subsidiaries nor any of their respective ERISA Affiliates maintains or contributes to, or has during the past seven (7) years maintained or contributed to, any material Plan that is subject to Title IV of ERISA.

(b)            Compliance.  Each Plan maintained by the Borrowers and the Restricted Subsidiaries has at all times been maintained, by its terms and in operation, in compliance with all applicable laws, and the Borrowers and the Restricted Subsidiaries are subject to no tax or penalty with respect to any Plan of such Consolidated Company or any ERISA Affiliate thereof, including, without limitation, any tax or penalty under Title I or Title IV of ERISA or under Chapter 43 of the Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404, or 419 of the Code, where the failure to comply with such laws, and such taxes and penalties, together with all other liabilities referred to in this Section 3.15 (taken as a whole), would in the aggregate have a Material Adverse Effect;

(c)            Liabilities.  None of the Borrowers and their Restricted Subsidiaries is subject to any liabilities (including withdrawal liabilities) with respect to any Plans of the Borrowers, their Restricted Subsidiary and their ERISA Affiliates, including, without limitation, any liabilities arising from Titles I or IV of ERISA, other than obligations to fund benefits under an ongoing Plan and to pay current contributions, expenses and premiums with respect to such Plans, where such liabilities, together with all other liabilities referred to in this Section 3.15 (taken as a whole), would in the aggregate have a Material Adverse Effect;

(d)            Funding.  Each Borrower and each Restricted Subsidiary and, with respect to any Plan which is subject to Title IV of ERISA, each of their respective ERISA Affiliates, have made full and timely payment of all amounts (A) required to be contributed under the terms of each Plan and applicable law, and (B) required to be paid as expenses (including PBGC or other premiums) of each Plan, where the failure to pay such amounts (when taken as a whole, including any penalties attributable to such amounts) would have a Material Adverse Effect.  No Borrower nor any Restricted Subsidiary is subject to any liabilities with respect to post-retirement medical benefits in any amounts which, together with all other liabilities referred to in this Section 3.15 (taken as a whole), would have a Material Adverse Effect if such amounts were then due and payable.

(e)            ERISA Event or Foreign Plan Event.  No ERISA Event or Foreign Plan Event has occurred or is reasonably expected to occur, except for such ERISA Events and Foreign Plan Events that individually or in the aggregate would not have a Material Adverse Effect.

3.16          Intellectual Property.

Each of the Credit Parties and the other Restricted Subsidiaries owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how, processes and other Intellectual Property necessary for each of them to conduct its business as currently conducted.  No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Credit Parties or any of their Subsidiaries know of any such claim, and, to the knowledge of the Credit Parties, the use of such Intellectual Property by the Credit Parties or any of their Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

3.17          Ownership of Property; Liens.

(a)            Except as set forth on Schedule 3.17(a) to the Original Credit Agreement, (i) each Borrower and each Restricted Subsidiary has good and marketable fee simple title to or a valid leasehold interest in all of its real property and good title to, or a valid leasehold interest in, all of its other Property, as such Properties are reflected in the consolidated balance sheet of the Company and its Subsidiaries as of March 31, 2011 and in the consolidated balance sheet of the Acquired Company and its Subsidiaries as of March 31, 2011, each referred to in Section 3.14 (other than Properties disposed of in the ordinary course of business since such date or as otherwise permitted by the terms of this Credit Agreement), except where the failure to hold such title, leasehold interest or possession would not have a Material Adverse Effect, subject to no Lien or title defect of any kind, except Liens permitted by Section 6.2 and (ii) each Borrower and each Restricted Subsidiary enjoys peaceful and undisturbed possession under all of their respective leases.

(b)            As of the Closing Date, the Property and assets owned by each Borrower and each Restricted Subsidiary are not subject to any Lien securing any Indebtedness or other obligation in excess of U.S.$10,000,000 individually other than as described on Schedule 3.17(b) to the Original Credit Agreement.

3.18          Existing Indebtedness.

Schedule 3.18 to the Original Credit Agreement sets forth a complete and correct list of all outstanding Indebtedness in excess of U.S.$20,000,000 of the Company and its Subsidiaries as of the Closing Date.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds U.S.$20,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

3.19          Solvency.

After giving effect to the Transactions, (i) the assets of the Borrowers and the Restricted Subsidiaries, taken as a whole, at fair valuation and based on their present fair saleable value will exceed such Persons’ debts, including contingent liabilities, (ii) the remaining capital of the Borrowers and the Restricted Subsidiaries, taken as a whole, will not be unreasonably small to conduct such Persons’ businesses, and (iii) the Borrowers and the Restricted Subsidiaries, taken as a whole, will not have incurred debts, or have intended to incur debts, beyond such Persons’ ability to pay such debts as they mature.  For purposes of this Section 3.19, “debt” means any liability on a claim, and “claim” means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

3.20          Labor Matters.

The Borrowers and the Restricted Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which are reasonably likely to have a Material Adverse Effect, and, to the best knowledge of the Responsible Officers of the Company, there are no such strikes, disputes, slow downs or work stoppages threatened against a Borrower or any of its Restricted Subsidiaries which are reasonably likely to have a Material Adverse Effect.  The hours worked and payment made to employees of each Borrower and each Restricted Subsidiary have not been in violation in any material respect of (including any possible penalties under) the Fair Labor Standards Act or any other applicable law dealing with such matters, and all payments due from either Borrower and or any Restricted Subsidiary, or for which any claim may be made against a Borrower or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of a Borrower and the Restricted Subsidiaries, in each case where the failure to comply with such laws or to pay or accrue such liabilities is reasonably likely to have a Material Adverse Effect.

3.21          Payment or Dividend Restrictions.

Except as described on Schedule 3.21 to the Original Credit Agreement, no Restricted Subsidiary is party to or subject to any agreement restricting or limiting its ability to pay dividends or make other distributions.

3.22          Accuracy and Completeness of Information.

Each written report, financial statement, certificate, or final schedule to this Agreement or any other Credit Document heretofore, contemporaneously or hereafter furnished by or on behalf of any Credit Party or any of its Subsidiaries to the Agents, the Lead Arrangers or any Lender for purposes of or in connection with this Credit Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading.  There is no fact now known to the Company, any other Credit Party or any of their Subsidiaries which has had or is reasonably expected to have, a Material Adverse Effect, which fact has not been set forth herein, in the financial statements of the Company and its Subsidiaries and the Acquired Company furnished to the Agents, the Lead Arrangers and/or the Lenders, in the SSCC Merger Agreement or in any certificate, opinion or other written statement made or furnished by any Credit Party to the Agents and/or the Lenders.

3.23          Compliance with Trading with the Enemy Act, OFAC Rules and Regulations, Patriot Act and FCPA.

(a)            Neither any Credit Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended.  Neither any Credit Party nor any or its Subsidiaries is in violation of (i) the Trading with the Enemy Act, as amended, (ii) any of the foreign assets control regulations of the Office of Foreign Assets Control (“OFAC”) of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (iii) the Patriot Act.  None of the Credit Parties (A) is a blocked person described in section 1 of the Anti-Terrorism Order or (B) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person.

(b)            None of the Credit Parties or their Subsidiaries or their respective Affiliates is in violation of, and none of such Persons shall violate, any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.treasury.gov/offices/enforcement/ofac/ or as otherwise published from time to time.

(c)            None of the Credit Parties or their Subsidiaries or their respective Affiliates (i) is a Sanctioned Person or a Sanctioned Entity, (ii) has more than 15% of its assets located in Sanctioned Entities, or (iii) derives more than 15% of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.  The proceeds of any Loan will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Entity.

(d)            Each of the Credit Parties and their Subsidiaries is in compliance with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq., and any foreign counterpart thereto applicable to the Credit Parties and their Subsidiaries.  None of the Credit Parties or their Subsidiaries has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Credit Party or its Subsidiary or to any other Person, in violation of the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq.

3.24          Use of Proceeds.

The Extensions of Credit will be used solely (a) to finance the SSCC Acquisition, (b) to repay certain existing Indebtedness of the Company, the Acquired Company and their respective Subsidiaries in connection with the SSCC Acquisition, (c) to pay fees and expenses incurred in connection with the Transactions and (d) to provide for working capital and general corporate requirements of the Borrowers and their Subsidiaries, including Permitted Acquisitions.

3.25          Consummation of Acquisition; Representations and Warranties from SSCC Merger Agreement.

The SSCC Acquisition and related transactions have been consummated substantially in accordance with the terms of the SSCC Merger Agreement.  As of the Closing Date, the SSCC Merger Agreement has not been materially altered, amended or otherwise modified or supplemented or any condition thereof waived unless approved by the Lead Arrangers (such approval not to be unreasonably withheld, conditioned or delayed), other than any such waivers, modifications or consents as are not materially adverse to the interests of the Lenders.  Each of the representations and warranties made in the SSCC Merger Agreement by the Company and the Subsidiaries of the Company party thereto is true and correct, except for any representation or warranty therein the failure of which to be true and correct does not have and would not reasonably be expected to have a Company Material Adverse Effect.

3.26          Business Locations.

Set forth on Schedule 3.26 to the Original Credit Agreement is the chief executive office and jurisdiction of incorporation or formation of each Credit Party as of the Closing Date.

3.27          [Reserved].

3.28          [Reserved].

3.29          [Reserved].

3.30          Classification of Senior Indebtedness.

The Credit Party Obligations constitute “Senior Indebtedness”, “Designated Senior Indebtedness” or any similar designation under and as defined in any agreement governing any Subordinated Debt and the subordination provisions set forth in each such agreement are legally valid and enforceable against the parties thereto, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.31          Brokers’ Fees.

Except for fees that have already been paid on or prior to the Closing Date, none of the Credit Parties or their Subsidiaries has any obligation to any Person in respect of any finder’s, broker’s, investment banking or other similar fee in connection with any of the Transactions other than the closing and other fees payable pursuant to this Agreement and as set forth in the Fee Letter.

ARTICLE IV
CONDITIONS PRECEDENT

4.1            Conditions to Closing Date and Initial Revolving Loans and Term Loans.

This Credit Agreement shall become effective upon, and the obligation of each Lender to make the initial Revolving Loans and the Term Loans on the Closing Date is subject to, the satisfaction of the following conditions precedent (capitalized terms used in this Section 4.1 and not defined herein shall have the meaning assigned thereto in the Original Credit Agreement) (for the avoidance of doubt, all conditions precedent in this Section 4.1 were satisified on the Closing Date):

(a)           Execution of Credit Agreement and Credit Documents.  Receipt by the Administrative Agent of (i) for the account of each U.S. Revolving Lender that makes a request therefor, a U.S. Revolving Note, (ii) for the account of each Canadian Revolving Lender that makes a request therefor, a Canadian Revolving Note, (iii) for the account of each Term Loan A Lender that makes a request therefor, a Term Loan A Note, (iv) for the account of each Term Loan B Lender that makes a request therefor, a Term Loan B Note, (v) for the account of the U.S. Swingline Lender, a U.S. Swingline Note, (vi) for the account of the Canadian Swingline Lender, a Canadian Swingline Note, (vii) counterparts of the Security Documents to be executed on the Closing Date and (viii) a fully-executed counterpart of this Credit Agreement; in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

(b)           Legal Opinion.  Receipt by the Administrative Agent of the following legal opinions of counsel to the Credit Parties, in form and substance reasonably acceptable to the Administrative Agent:

(i)           a legal opinion of King & Spalding LLP, special New York counsel to the Credit Parties, providing customary opinions regarding the Investment Company Act of 1940, as amended, no conflicts with/no creation of liens under material contracts, enforceability of the Credit Documents, no conflicts with or consents under New York, Georgia or California law, Delaware corporate/limited liability company law or Nevada limited liability company law, due authorization, execution and delivery of the Credit Documents of the Credit Documents by the U.S. Credit Parties, no conflicts with organizational documents and creation and perfection of security interests;

(ii)           a legal opinion of the general counsel of the Company, covering valid existence, good standing and organizational power and authority of the U.S. Credit Parties, and no material litigation;

(iii)           a legal opinion of Ogilvy Renault LLP, Canadian counsel to the Canadian Credit Parties, covering the valid existence and good standing of the Canadian Credit Parties organized in Quebec and Ontario, due authorization, execution and delivery of the Credit Documents by the Canadian Credit Parties organized in Quebec and Ontario, no conflicts with or consents under applicable Quebec, Ontario and Canadian federal law and other customary matters with respect to the Canadian Security Documents; and

(iv)           a legal opinion of McInnes Cooper, special Nova Scotia and New Brunswick counsel to the Canadian Credit Parties, covering the valid existence and good standing of the Canadian Credit Parties organized in Nova Scotia and New Brunswick, the due authorization, execution and delivery of the Credit Documents by such Canadian Credit Parties organized in Nova Scotia and New Brunswick, and no conflicts with or consents under applicable Nova Scotia, New Brunswick and Canadian federal law and other customary matters with respect to the Canadian Security Documents.

(c)           Personal Property Collateral.  The Collateral Agent (as such term is defined in the Original Credit Agreement) shall have received, in form and substance reasonably satisfactory to the Collateral Agent:

(i)            searches of Uniform Commercial Code filings in the jurisdiction of organization of each Credit Party, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

(ii)           searches of PPSA or RPMRR filings or the equivalent thereof in the provinces of Nova Scotia, Ontario, New Brunswick and Quebec, Canada, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

(iii)           UCC and PPSA financing statements, RPMRR registrations, or the equivalent thereof for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the applicable Agent’s security interest in the Collateral;

(iv)           [Reserved];

(v)           [Reserved]; and

(vi)           stock, unit or membership certificates, if any, evidencing the Capital Stock pledged to the Collateral Agent pursuant to the Pledge Agreements and duly executed in blank undated stock or transfer powers.

(d)           Corporate Documents.  Receipt by the Administrative Agent of the following (or their equivalent), each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of the applicable Credit Party as of the Closing Date to be true and correct and in force and effect pursuant to a certificate in a form reasonably satisfactory to the Administrative Agent:

(i)           Articles of Incorporation.  Copies of the articles of incorporation or charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization.

(ii)           Resolutions.  Copies of resolutions of the board of directors or comparable managing body of each Credit Party approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof.

(iii)           Bylaws.  Copies of the bylaws, operating agreement or partnership agreement of each Credit Party.

(iv)           Good Standing.  Copies, where applicable, of certificates of good standing, existence or its equivalent of each Credit Party in its state or province of organization, certified as of a recent date by the appropriate Governmental Authorities of the applicable state or province of organization.

(e)           Officer’s Certificate.  Receipt by the Administrative Agent of a certificate, in form and substance reasonably satisfactory to it, of a Responsible Officer certifying that after giving effect to each of the Transactions, the Credit Parties taken as a whole are solvent as of the Closing Date.

(f)           Account Designation Letter.  Receipt by the Administrative Agent of an executed counterpart of the Account Designation Letter.

(g)           Financial Information.  Receipt by the Administrative Agent of the financial information described Section 3.14(a).

(h)           Flow of Funds.  Receipt by the Administrative Agent of a sources and uses table and payment instructions with respect to each wire transfer to be made by the Administrative Agent on behalf of the Lenders or the Borrowers on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer.

(i)           Repayment of Existing Indebtedness.  The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that all principal, interest and other amounts outstanding in connection with existing Indebtedness of the Credit Parties (other than existing Indebtedness permitted pursuant to Section 6.3) have been or concurrently with the Closing Date are being repaid in full and terminated and all Liens relating thereto shall have been terminated and released (or arrangements reasonably satisfactory to the Administrative Agent shall have been made).

(j)           No Company Material Adverse Effect.  Since January 23, 2011, there shall not have occurred a Company Material Adverse Effect.  “Company Material Adverse Effect” shall mean any Circumstance (as defined below) that, individually or in the aggregate with all other Circumstances occurring or existing prior to the determination of a Company Material Adverse Effect, has, or is reasonably expected to have, a material adverse effect on (i) the business, assets, liabilities, financial condition or results of operations of the Acquired Company and its Subsidiaries (as defined in the SSCC Merger Agreement), taken as a whole, or (ii) the ability of the Acquired Company to consummate the transactions contemplated by the SSCC Merger Agreement; provided, however, that in the case of clause (i) none of the following (to the extent arising after the Closing Date) shall be deemed to be or constitute a Company Material Adverse Effect and the effects of the following shall not be taken into account when determining whether a Company Material Adverse Effect has occurred or would occur: (A) any Circumstance to the extent resulting from any conditions or changes generally affecting the economy or securities markets of the United States, in each case other than Circumstances that affect the Acquired Company and its Subsidiaries, taken as a whole, in a disproportionate manner as compared to other companies in the paper products, packaging products, recycled paperboard and containerboard manufacturing industry (the “Industry”); (B) any Circumstance to the extent resulting from conditions in the Industry (as defined in the SSCC Merger Agreement) that affect the Acquired Company and its Subsidiaries, in each case other than Circumstances that affect the Acquired Company and its Subsidiaries, taken as a whole, in a disproportionate manner as compared to other companies in the Industry; (C) any Circumstance to the extent resulting from the taking of any action required by the SSCC Merger Agreement or consented to in writing by Parent (as defined in the SSCC Merger Agreement); (D) any Circumstance to the extent resulting from changes in GAAP (as defined in the SSCC Merger Agreement) in each case other than Circumstances that affect the Acquired Company and its Subsidiaries, taken as a whole, in a disproportionate manner as compared to other companies in the Industry; (E) any Circumstance to the extent resulting solely from changes in the Acquired Company’s stock price or the trading volume of Company Common Stock (as defined in the SSCC Merger Agreement), in and of itself (it being understood that the facts or occurrences giving rise or contributing to any such change may be taken into account in determining whether there has been a Company Material Adverse Effect); (F) any Circumstance to the extent resulting from changes, conditions, events or developments in or affecting political conditions or any acts of terrorism or war (whether or not declared) or natural disasters; (G) any Circumstance to the extent resulting solely from any failure by the Acquired Company to meet any internal or public estimates, projections, budgets, or forecasts of the Acquired Company’s revenue, earnings or other financial performance or results of operations for any period (it being understood that the facts or occurrences giving rise or contributing to any such failure may be taken into account in determining whether there has been a Company Material Adverse Effect); and (H) any Circumstance to the extent resulting from the pendency or announcement of the Acquisition or the transactions contemplated by the SSCC Merger Agreement.  “Circumstance” shall mean any event, occurrence, fact, condition, effect, change or development.

(k)           Fees.  Receipt by the Agents and the Lenders of all fees, if any, then owing pursuant to the Fee Letters, Section 2.12 or pursuant to any other Credit Document.

(l)           Consumation of SSCC Acquisition; SSCC Acquisition Documents.  Contemporaneously with the initial Extensions of Credit hereunder, the SSCC Acquisition shall have been consummated in accordance with the terms and conditions of the SSCC Merger Agreement without waiver or modification of any provision thereof or consent required thereunder unless approved by the Lead Arrangers (such approval not to be unreasonably withheld, conditioned or delayed), other than any such waivers, modifications or consents as are not materially adverse to the interests of the Lenders.  The Administrative Agent shall have received a copy, certified by an officer of the Company as true and complete, of each SSCC Acquisition Document as originally executed and delivered, together with all exhibits and schedules thereto.

(m)           Patriot Act Certificate.  The Administrative Agent shall have received a certificate satisfactory thereto, substantially in the form of Schedule 4.1-1 to the Original Credit Agreement, for the benefit of itself and the Lenders; provided by the Company that sets forth information required by the Patriot Act including, without limitation, the identity of the Credit Parties, the name and address of the Credit Parties and other information that will allow the Administrative Agent or any Lender, as applicable, to identify the Credit Parties in accordance with the Patriot Act.

(n)           Representations and Warranties.  (i) With respect to the Acquired Company and its Subsidiaries, (A) the representations and warranties made by the Acquired Company in the SSCC Merger Agreement that are material to the interests of the Agents, but only to the extent that the Company has the right to terminate its obligations under the SSCC Merger Agreement or to decline to consummate the Acquisition pursuant to the SSCC Merger Agreement, as a result of a breach of such representations and warranties in the SSCC Merger Agreement, and (B) the Specified Representations (as defined below), shall in each case be true and correct in all material respects (except (1) to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct and (2) with respect to those representations and warranties applicable to the Acquired Company and its Subsidiaries and described in the foregoing clause (i)(A), for such exceptions as have not had, and would not reasonably be expected to have, a Company Material Adverse Effect (as defined in the SSCC Merger Agreement) on the Acquired Company) and (ii) with respect to the Company and its Subsidiaries (prior to giving effect to the SSCC Acquisition) the Specified Representations shall in each case be true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct).  For the purposes hereof, “Specified Representations” means the representations and warranties contained in Section 3.1, the first sentence of Section 3.2, and Sections 3.3, 3.6, 3.7, 3.19 and 3.27 of the Original Credit Agreement.

4.2            Conditions to Subsequent Extensions of Credit.

The obligation of each Lender to make any Extension of Credit hereunder (other than the initial Extensions of Credit hereunder on the Closing Date) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

(a)           Representations and Warranties.  The representations and warranties made by the Credit Parties herein or in any other Credit Document or which are contained in any certificate furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality, in which case such representation and warranty shall be true and correct) on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

(b)           No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date.

(c)           Compliance with Commitments.  Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Revolving Loans, Swingline Loans and LOC Obligations shall not exceed the Aggregate Revolving Committed Amount, (ii) the aggregate principal Dollar Amount of the outstanding U.S. Revolving Loans, U.S. Swingline Loans and LOC Obligations shall not exceed the U.S. Revolving Committed Amount, (iii) the LOC Obligations shall not exceed the LOC Committed Amount, (iv) the U.S. Swingline Loans shall not exceed the U.S. Swingline Committed Amount, (v) the Canadian Swingline Loans shall not exceed the Canadian Swingline Committed Amount and (vi) the aggregate principal Dollar Amount (determined as of the most recent Determination Date) of outstanding Canadian Revolving Loans plus Canadian Swingline Loans shall not exceed the Canadian Revolving Commitment Amount.

(d)           Additional Conditions to U.S. Revolving Loans.  If a U.S. Revolving Loan is requested, all conditions set forth in Section 2.1 shall have been satisfied.

(e)           Additional Conditions to Canadian Revolving Loans.  If a Canadian Revolving Loan is requested, all conditions set forth in Section 2.2 shall have been satisfied.

(f)            Additional Conditions to U.S. Swingline Loans.  If a U.S. Swingline Loan is requested, all conditions set forth in Section 2.5 shall have been satisfied.

(g)           Additional Conditions to Canadian Swingline Loans.  If a Canadian Swingline Loan is requested, all conditions set forth in Section 2.6 shall have been satisfied.

(h)           Additional Conditions to Letters of Credit.  If the issuance of a Letter of Credit is requested, all conditions set fort in Section 2.7 shall have been satisfied.

(i)            Additional Conditions to Incremental Term Loans.  Any Incremental Term Loans shall be borrowed pursuant to, and in accordance with, Section 2.25.

Other than the initial Extensions of Credit hereunder on the Closing Date, each request for an Extension of Credit (including extensions and conversions) and each acceptance by a Borrower of an Extension of Credit (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Credit Parties as of the date of such Loan that the conditions in subsections (a) through (h) of this Section have been satisfied.

4.3            Conditions to Effectiveness.  The effectiveness of the amendment and restatement of the Original Credit Agreement in the form of this Agreement is subject to the satisfaction of the conditions precedent set forth in Section 4 of the Amendment Agreement.

ARTICLE V
AFFIRMATIVE COVENANTS

The Credit Parties covenant and agree that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or under any other Credit Document or in connection herewith or therewith have been paid in full, the Credit Parties shall:

5.1            Corporate Existence, Etc.

Preserve and maintain, and cause each of the Restricted Subsidiaries to preserve and maintain, its corporate existence (except as otherwise permitted pursuant to Section 6.4), its material rights, franchises, licenses, permits, consents, approvals and contracts, and its material trade names, service marks and other Intellectual Property (for the scheduled duration thereof), necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to be so qualified is reasonably likely to have a Material Adverse Effect.

5.2            Compliance with Laws, Etc.

Comply, and cause each of the Restricted Subsidiaries to comply, with all Requirements of Law (including, without limitation, all Environmental Laws, ERISA, the Trading with the Enemy Act, OFAC and the Patriot Act, each as amended) and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and Contractual Obligations is reasonably likely to have a Material Adverse Effect.

5.3            Payment of Taxes and Claims.

File and cause each Restricted Subsidiary to file all U.S. Federal, state, local and foreign tax returns that are required to be filed by each of them and pay, collect, withhold and remit all income taxes and all other material taxes that have become due pursuant to such returns or pursuant to any assessment in respect thereof received by a Borrower or any Restricted Subsidiary, and each Borrower and each Restricted Subsidiary will pay or cause to be paid all other material taxes, assessments, fees and other governmental charges and levies which, to the knowledge of the Responsible Officers of a Borrower or any Restricted Subsidiary, are due and payable before the same become delinquent, except (i) only such taxes and assessments as are being contested in good faith by appropriate and timely proceedings and as to which adequate reserves have been established in accordance with GAAP, and (ii) where failure to take the foregoing actions, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

5.4            Keeping of Books.

Keep, and cause each of the Restricted Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.

5.5            Visitation, Inspection, Etc.

Permit, and cause each of the Restricted Subsidiaries to permit, any representative of an Agent or any Lender, at such Agent’s or such Lender’s expense, to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as such Agent or such Lender may reasonably request after reasonable prior notice to the Company; provided, however, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Company shall be required, and any such inspection shall be at the expense of the Company.

5.6            Insurance; Maintenance of Properties and Licenses.

(a)            Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business (including business interruption insurance), and the properties and business of the Restricted Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts and subject to such deductibles and self-insurance programs as the Company in its judgment deems reasonable; provided, however, that in any event Borrowers shall use their commercially reasonable efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to the Borrowers or any of the Restricted Subsidiaries as in effect on the date of this Credit Agreement, except where the costs of maintaining such insurance would, in the judgment of the Company, be excessive.

(b)            Cause, and cause each Restricted Subsidiary to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of either Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times except as would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that nothing in this Section 5.6(b) shall prevent a Credit Party from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of either Borrower or any of the Restricted Subsidiaries.

(c)            Maintain, in full force and effect in all material respects, each and every material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of the Credit Parties to conduct their respective businesses as presently conducted except as would not, individually or in the aggregate, have a Material Adverse Effect; provided, however, that nothing in this Section 5.6(c) shall prevent a Credit Party from discontinuing the operation or maintenance of any such License if such discontinuance is in connection with a change in the business of either Borrower or any of the Restricted Subsidiaries permitted under Section 6.6 hereof.

5.7            Financial Reports; Other Notices.

Furnish to the Agents and each Lender:

(a)           after the end of each of the first three quarterly accounting periods of each of its fiscal years, as soon as prepared, but in any event at the same time it files or is (or would be) required to file the same with the SEC, the quarterly unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows (together with all footnotes thereto) of the Company and its Subsidiaries for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company’s previous fiscal year, accompanied by a certificate, dated the date of furnishing, signed by a Responsible Officer of the Company to the effect that such financial statements accurately present in all material respects the consolidated financial condition of the Company and its Subsidiaries and that such financial statements have been prepared in accordance with GAAP consistently applied (subject to year end adjustments); provided, however, during any period that the Company has consolidated Subsidiaries which are not Consolidated Companies, the Company shall also provide such financial information in a form sufficient to enable the Agents and the Lenders to determine the compliance of the Borrowers with the terms of this Credit Agreement with respect to the Consolidated Companies;

(b)           after the end of each of its fiscal years, as soon as prepared, but in any event at the same time it files or is (or would be) required to file the same with the SEC, the annual audited report for that fiscal year for the Company and its Subsidiaries, containing a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (which financial statements shall be reported on by the Company’s independent certified public accountants, such report to state that such financial statements fairly present in all material respects the consolidated financial condition and results of operation of the Company and its Subsidiaries in accordance with GAAP, and which shall not be subject to any “going concern” or like qualification, exception, assumption or explanatory language or any qualification, exception, assumption or explanatory language as to the scope of such audit); provided, however, during any period that the Company has consolidated Subsidiaries which are not Consolidated Companies, the Company shall also provide such financial information in a form sufficient to enable the Agents and the Lenders to determine the compliance of the Borrowers with the terms of this Credit Agreement with respect to the Consolidated Companies;

(c)           concurrently with the delivery of the financial statements described in Section 5.7(a) and (b) above, commencing with such financial statements for the period ending June 30, 2011, a certificate of a Responsible Officer substantially in the form of Schedule 5.7(c) to the Original Credit Agreement stating that, to the best of such Responsible Officer’s knowledge, each of the Credit Parties during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Credit Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 6.1 as of the last day of such period and that the financial information provided has been prepared in accordance with GAAP applied consistently for the periods related thereto;

(d)           promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by the Company to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange or with the SEC, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of the Borrowers and the Restricted Subsidiaries;

(e)           [Reserved];

(f)           as soon as possible and in any event within thirty (30) days after a Borrower or any Restricted Subsidiary knows or has reason to know that any ERISA Event or Foreign Plan Event with respect to any Plan or Foreign Plan or Foreign Benefit Arrangement has occurred and such ERISA Event or Foreign Plan Event involves a matter that has had, or is reasonably likely to have, a Material Adverse Effect, a statement of a Responsible Officer of such Borrower or such Restricted Subsidiary setting forth details as to such ERISA Event or Foreign Plan Event and the action which such Borrower or such Restricted Subsidiary proposes to take with respect thereto;

(g)           within forty–five (45) days following the end of each fiscal year of the Company, beginning with the fiscal year ending September 30, 2011 an annual budget of the Company and its Subsidiaries for the next fiscal year;

(h)           prompt written notice of the occurrence of any Default or Event of Default;

(i)           prompt written notice of the occurrence of any Material Adverse Effect;

(j)           concurrently with the delivery of the financial statements described in Section 5.7(a) and (b) above, (i) an updated copy of Schedule 3.13 to the Original Credit Agreement if the Borrowers or any of their Restricted Subsidiaries have formed or acquired a new Subsidiary or Joint Venture, or has designated a Subsidiary as a new Unrestricted Subsidiary, since the Closing Date or since such Schedule was last updated and (ii) an updated copy of Schedule 3.15 to the Original Credit Agreement if the Borrowers or any of their Restricted Subsidiaries have established a new material Plan since the Closing Date or since such Schedule was last updated;

(k)           a copy of any material notice to the holders of (or any trustee with respect to) the 2011 Senior Notes, the 2013 Senior Notes or the 2016 Senior Notes; and

(l)           with reasonable promptness, such other information relating to each Borrower’s performance of this Credit Agreement or its financial condition as may reasonably be requested from time to time by the Administrative Agent (at the request of the Canadian Agent or any Lender).

The Credit Parties will cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Credit Parties to the Administrative Agent and Lenders (collectively, “Information Materials”) pursuant to this Article V; provided that upon the filing by the Credit Parties of the items referenced in Section 5.7(a) or 5.7(b) with the SEC for public availability, the Credit Parties, with respect to such items so filed, shall not be required to separately furnish such items to the Agents and Lenders.  In addition, the Credit Parties will designate Information Materials (i) that are either available to the public or not material with respect to the Credit Parties and their Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (ii) that are not Public Information as “Private Information”.

5.8            Notices Under Certain Other Indebtedness.

Promptly following its receipt thereof, the Company shall furnish the Agents a copy of any notice received by it, the Canadian Borrower or any of the Restricted Subsidiaries from the holder(s) of Indebtedness (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds U.S.$25,000,000, where such notice states or claims the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness.

5.9            Notice of Litigation.

Notify the Administrative Agent of any actions, suits or proceedings instituted by any Person against a Borrower or any Restricted Subsidiary where the uninsured portion of the money damages sought (which shall include any deductible amount to be paid by such Borrower or such Restricted Subsidiary) is reasonably likely to have a Material Adverse Effect.  Said notice is to be given promptly, and is to specify the amount of damages being claimed or other relief being sought, the nature of the claim, the Person instituting the action, suit or proceeding, and any other significant features of the claim.

5.10          Additional Guarantors.

(a)            Each of the Credit Parties shall cause (i) each of its Wholly-Owned Restricted Subsidiaries that is a Domestic Subsidiary (other than an Inactive Subsidiary or an Immaterial Subsidiary) and not existing as of the Closing Date, (ii) each of its Permitted Joint Ventures that becomes a Wholly-Owned Restricted Subsidiary and is a Domestic Subsidiary (other than an Inactive Subsidiary or an Immaterial Subsidiary) and (iii) each of its Inactive Subsidiaries or Immaterial Subsidiaries that is a Wholly-Owned Restricted Subsidiary and a Domestic Subsidiary that no longer qualifies as an Inactive Subsidiary or Immaterial Subsidiary, to promptly become a U.S. Guarantor hereunder by promptly executing and delivering a Joinder Agreement, within thirty (30) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the creation or acquisition of any such Restricted Subsidiary by a Credit Party or such Permitted Joint Venture becoming a Wholly-Owned Subsidiary of a Credit Party or such entity no longer being an Inactive Subsidiary or an Immaterial Subsidiary, as applicable; provided, however, that in the case of any such Restricted Subsidiary which holds no assets and is formed solely to effectuate a Permitted Acquisition, the period referenced above shall begin on the earlier of (i) such Restricted Subsidiary acquiring any assets or (ii) the consummation of the Permitted Acquisition for which such Restricted Subsidiary was formed.  The delivery of such documents shall be accompanied by such other documents as the Agents may reasonably request (including, without limitation, certificates of incorporation, articles of incorporation and bylaws, membership operating agreements, good standing certificates, opinion letters and appropriate resolutions of the Board of Directors of any such Guarantor).

(b) Each of the Credit Parties shall cause (i) each of its Wholly-Owned Restricted Subsidiaries organized under the laws of Canada or a province thereof (other than an Inactive Subsidiary or Immaterial Subsidiary) and not existing as of the Closing Date, (ii) each of its Permitted Joint Ventures incorporated under the laws of Canada that becomes a Wholly-Owned Restricted Subsidiary of a Credit Party (other than an Inactive Subsidiary or an Immaterial Subsidiary) and (iii) each of its Inactive Subsidiaries or Immaterial Subsidiaries organized under the laws of Canada or a province thereof that is a Wholly-Owned Restricted Subsidiary that no longer qualifies as an Inactive Subsidiary or Immaterial Subsidiary, to promptly become a Canadian Guarantor hereunder by promptly executing and delivering a Joinder Agreement, within thirty (30) days (or such longer period as the Administrative Agent may agree in its sole discretion) of the creation or acquisition of any such Restricted Subsidiary by a Credit Party or other Restricted Subsidiary of a Credit Party or such Permitted Joint Venture becoming a Wholly-Owned Subsidiary of a Credit Party or such entity no longer being an Inactive Subsidiary or an Immaterial Subsidiary, as applicable; provided, however, that in the case of any such Restricted Subsidiary which holds no assets and is formed solely to effectuate a Permitted Acquisition, the period referenced above shall begin on the earlier of (i) such Restricted Subsidiary acquiring any assets or (ii) the consummation of the Permitted Acquisition for which such Restricted Subsidiary was formed.  The delivery of such documents shall be accompanied by such other documents as the Canadian Agent may reasonably request (including, without limitation, certificates of incorporation, articles of incorporation and bylaws, membership operating agreements, opinion letters and appropriate resolutions of the Board of Directors of any such Guarantor).

(c) In the event that a Borrower or any Restricted Subsidiary sells any Guarantor in a transaction permitted by Section 6.4, or in the event the Company designates any Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the terms of this Credit Agreement, then such Guarantor shall be released from all obligations under this Credit Agreement.  Such release shall occur automatically and without need of further action by the Administrative Agent or any Lenders upon the consummation of the sale or designation of any Restricted Subsidiary as an Unrestricted Subsidiary, as the case may be, and the Administrative Agent shall execute and deliver any releases or other documents reasonably requested by the Company to confirm such release.

5.11          [Reserved].

5.12          Further Assurances; Post-Closing Covenants.

(a)            [Reserved].

(b)            [Reserved].

(c)            [Reserved].

(d)            [Reserved].

(e)            [Reserved].

(f)            Receivables.  Within sixty (60) days after the satisfaction in full and termination of all Permitted Securitization Transactions and so long as no new Permitted Securitization Transaction is outstanding at the end of such sixty (60) day period, the Credit Parties shall (i) cause each Permitted Securitization Subsidiary to become a Guarantor hereunder and (ii) execute and/or deliver such documents, instruments and opinions of counsel as the Administrative Agent may reasonably request in connection with the foregoing.  For the avoidance of doubt, the requirements of this Section 5.12(f) shall only apply upon the permanent termination of such Permitted Securitization Transactions and shall not be deemed to have occurred because there is no outstanding balance under the Permitted Securitization Transactions or Receivables are not presently being sold and/or financed under the Permitted Securitization Transactions.

5.13          Use of Proceeds.

Use the Loans (other than the Incremental Loans) solely for the purposes provided in Section 3.24.  Use the proceeds of any Incremental Term Loan and any Incremental Revolving Commitment Increase as permitted pursuant to Section 2.25, as applicable.

ARTICLE VI
NEGATIVE COVENANTS

The Credit Parties covenant and agree that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Loans remain outstanding and all amounts owing hereunder or under any other Credit Document or in connection herewith or therewith have been paid in full:

6.1            Financial Requirements.

The Borrowers will not:

(a)           Consolidated Interest Coverage Ratio.  Suffer or permit the Consolidated Interest Coverage Ratio as of the last day of each fiscal quarter ending after the date hereof, as calculated for a period consisting of the four preceding fiscal quarters, to be less than 3.50:1.00 for any quarter ending on or after the date hereof through the Latest Maturity Date.

(b)           Leverage Ratio.  Permit the Leverage Ratio as of the last day of each fiscal quarter ending during the periods set forth below, as calculated for a period consisting of the four preceding fiscal quarters, to exceed the ratio set forth opposite such period:

Period	Ratio
June 30, 2012 through September 30, 2013	3.75:1.00
October 1, 2013 through the Latest Maturity Date	3.50:1.00

Notwithstanding anything to the contrary set forth herein, the Borrowers may, with written notice to the Administrative Agent, elect at any time during the period from June 30, 2012 through September 30, 2013 to reduce the maximum Leverage Ratio applicable under this Section 6.1(b) for the period from June 30, 2012 through September 30, 2013 from 3.75:1.00 to 3.50:1.00 (the “Leverage Reduction Option”).  For the avoidance of doubt, after the exercise of the Leverage Reduction Option, the Borrowers may not thereafter request a reversion in the Leverage Ratio.  The Leverage Reduction Option shall become effective upon delivery by the Borrowers to the Administrative Agent of a notice of their election to exercise the Leverage Reduction Option; provided that if such notice is delivered after 12:00 p.m. on any day, then such notice shall not be considered effective until the following Business Day.

6.2            Liens.

The Borrowers will not, and will not permit any Restricted Subsidiary to, create, assume or suffer to exist any Lien upon any of their respective properties or assets (hereinafter “Properties”) whether now owned or hereafter acquired; provided, however, that this Section 6.2 shall not apply to the following:

(a)           any Lien for taxes not yet due or taxes or assessments or other governmental charges which are being actively contested in good faith by appropriate proceedings and for which adequate reserves have been established, or which are not material in amount;

(b)           any Liens, pledges or deposits in connection with worker’s compensation or social security, assessments or other similar charges or deposits incidental to the conduct of the business of a Borrower or any Restricted Subsidiary (including, without limitation, security deposits posted with landlords and utility companies) or the ownership of any of their assets or properties which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of their Properties or materially impair the use thereof in the operation of their businesses;

(c)           statutory Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due, or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established, or which are not material in amount;

(d)           pledges or deposits for the purpose of securing a stay or discharge in the course of any legal proceeding;

(e)           Liens consisting of encumbrances in the nature of zoning restrictions, easements, rights and restrictions on real property and statutory Liens of landlords and lessors which in each case do not materially impair the use of any material property;

(f)           any Lien in favor of the United States of America or any department or agency thereof, or in favor of any state government or political subdivision thereof, or in favor of a prime contractor under a government contract of the United States, or of any state government or any political subdivision thereof, and, in each case, resulting from acceptance of partial, progress, advance or other payments in the ordinary course of business under government contracts of the United States, or of any state government or any political subdivision thereof, or subcontracts thereunder and which do not materially impair the use of such Property as currently being utilized by a Borrower or any Restricted Subsidiary;

(g)           any Lien as required by the 1995 Senior Note Indenture if and to the extent that the Credit Party Obligations under this Agreement are concurrently secured by a Lien equal and ratable with any Lien required by the 1995 Senior Note Indenture, and any Liens existing on the Closing Date and listed on Schedule 6.2 to the Original Credit Agreement;

(h)           Liens securing acquisition Indebtedness permitted under Section 6.3(j) (including any such Liens existing on any properties of any Person at the time of its Acquisition by a Borrower or any Restricted Subsidiary); provided that such Liens (i) exist or are placed upon any asset at the time of its acquisition (or within sixty (60) days thereafter) and (ii) do not at any time encumber any properties other than the property acquired;

(i)           Liens securing Indebtedness evidenced by the industrial development bonds described on Schedule 3.18 to the Original Credit Agreement;

(j)           Liens created by the issuance of a Letter of Credit or cash collateral arrangements to secure obligations under (i) Hedging Agreements or Cash Management Agreements with any Lender or any Affiliate of a Lender, and (ii) agreements with respect to fiber trading and fiber brokerage obligations permitted by Section 6.6;

(k)           Liens existing or deemed to exist in connection with any Permitted Securitization Transaction or the Receivables Finance Facility, but only to the extent that any such Lien relates to the applicable Securitization Assets or other accounts receivable and other assets (together with related rights and proceeds) sold, contributed, financed or otherwise conveyed or pledged pursuant to such transactions;

(l)           any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases not prohibited by this Agreement;

(m)           any interest of title of an owner of equipment or inventory on loan or consignment to a Restricted Subsidiary, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to such arrangements entered into in the ordinary course of business (but excluding any general inventory financing);

(n)           any Lien renewing, extending, refinancing or refunding any Lien permitted by subsection (g), (h) or (i) above; provided, however, that (i) the Property covered thereby is not increased, (ii) the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 6.3;

(o)           other Liens in addition to those permitted by subsections (a) through (n) above and subsections (p) and ( q) below; provided, however, that the aggregate outstanding principal amount of all obligations secured by Liens permitted by this subsection (o) shall not at any time outstanding exceed fifteen percent (15%) of Consolidated Net Worth determined as of the most recent fiscal period end for which financial statements are required to be delivered hereunder;

(p)           Liens on cash, deposits or other collateral granted in favor of the Swingline Lender or the Issuing Lender to cash collateralize any Defaulting Lender’s participation in Letters of Credit or Swingline Loans; and

(q)           any Lien granted to secure any Indebtedness incurred pursuant to Section 6.3(j); provided that, for so long as such Indebtedness is secured, the Credit Party Obligations are secured on an equal and ratable basis on terms substantially the same as the terms of the Security Documents (as defined in the Original Credit Agreement).

6.3            Indebtedness.

The Borrowers will not, and will not permit any Restricted Subsidiary to, at any time, create, incur, assume or suffer to exist any Indebtedness, except:

(a)           Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

(b)           Indebtedness of any Restricted Subsidiary owing to a Borrower or any Guarantor;

(c)           (i) Indebtedness existing as of the Closing Date (including, without limitation, the 2011 Senior Notes, the 2013 Senior Notes and the 2016 Senior Notes) and, with respect to any such Indebtedness in an outstanding principal amount in excess of U.S.$20,000,000 (other than the 2011 Senior Notes, the 2013 Senior Notes and the 2016 Senior Notes), set forth on Schedule 3.18 to the Original Credit Agreement, (ii) unsecured Indebtedness of the Company, and guarantees of such Indebtedness by the Company’s Restricted Subsidiaries that are U.S. Guarantors, under the 2016 Senior Notes in an aggregate principal amount not to exceed U.S.$300,000,000 plus the principal amount of any add-on to the 2016 Senior Notes to the extent such add-on is incurred pursuant to this Section 6.3 (other than pursuant to this Section 6.3(c)(ii)) and (iii) renewals, refinancings, refundings or extensions of Indebtedness incurred or outstanding pursuant to clauses (i) or (ii) above in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension; provided that (A) the terms relating to principal amount, amortization, maturity, redemption, prepayment, covenants, defaults, remedies, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Credit Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, renewed or extended, (B) the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate, (C) such Indebtedness has a maturity date no earlier than the Latest Maturity Date and a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the Latest Maturing Loan and (D) such Indebtedness shall be unsecured to the extent it refinances or otherwise replaces the 2011 Senior Notes or the 2013 Senior Notes;

(d)           [Reserved];

(e)           Indebtedness and obligations owing under Hedging Agreements and/or Cash Management Agreements so long as such Hedging Agreements and/or Cash Management Agreements are not entered into for speculative purposes;

(f)           Guaranty Obligations of the Company and any Restricted Subsidiary (subject, in the case of any such Restricted Subsidiary that is an Inactive Subsidiary, to compliance with Section 5.10 hereof) in respect of Indebtedness of the Company or any Restricted Subsidiary to the extent such Indebtedness is permitted to exist or be incurred pursuant to this Section 6.3;

(g)           obligations of the Borrowers or any Restricted Subsidiary in connection with any Permitted Securitization Transaction or the Receivables Finance Facility, to the extent such obligations constitute Indebtedness;

(h)           Indebtedness of the Borrowers or any Restricted Subsidiary consisting of completion guarantees, performance bonds, surety bonds or customs bonds incurred in the ordinary course of business;

(i)           [Reserved];

(j)           additional Indebtedness; provided that (i) no Event of Default shall have occurred and be continuing on an actual or Pro Forma Basis and (ii) the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Indebtedness and to the substantially concurrent retirement of any other Indebtedness of the Borrowers and the Restricted Subsidiaries, the Borrowers are in compliance with the financial covenants set forth in Sections 6.1(a) and (b) (it being understood and agreed that any Indebtedness that is permitted by this subsection at the time it is incurred shall thereafter be permitted by this subsection so long as it remains outstanding regardless of any subsequent change to the Company’s Leverage Ratio or Consolidated Interest Coverage Ratio); provided further that such Indebtedness (excluding Indebtedness assumed in connection with a Permitted Acquisition or other acquisition of assets, Indebtedness consisting of Capital Leases and Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset) shall not in any event have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Latest Maturing Loan or a maturity date earlier than the Latest Maturity Date;

(k)           additional Subordinated Debt of the Borrowers and the Restricted Subsidiaries; provided that the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Subordinated Debt and to the concurrent retirement of any other Indebtedness of the Borrowers and the Restricted Subsidiaries, the Borrowers are in compliance with the financial covenants set forth in Sections 6.1(a) and (b);

(l)           Indebtedness in respect of letters of credit, letters of guaranty or similar instruments having an aggregate face amount not to exceed U.S.$100,000,000 at any time outstanding; and

(m)           other Indebtedness (including, without limitation, Guaranty Obligations) in addition to Indebtedness permitted by subsections (a) through (l) above; provided, however, that the aggregate principal amount of Indebtedness issued or otherwise incurred under this subsection (m) shall not exceed U.S.$50,000,000 at any time outstanding.

6.4            Merger and Sale of Assets.

The Borrowers will not, and will not permit any Restricted Subsidiary to, dissolve, wind-up, merge, amalgamate or consolidate with any other Person or sell, lease or transfer or otherwise dispose of any Property to any Person or entity; provided that, notwithstanding any of the foregoing limitations, the Borrowers and the Restricted Subsidiaries may take the following actions:

(a)           (i) if no Event of Default shall then exist or immediately thereafter will exist, the Company may merge, amalgamate or consolidate with any of its Subsidiaries provided that the Company shall be the continuing or surviving corporation, (ii)  if no Event of Default shall then exist or immediately thereafter will exist, the Canadian Borrower may merge, amalgamate or consolidate with any of its Subsidiaries provided that the Canadian Borrower shall be the continuing or surviving corporation, (iii) any Credit Party other than the Company or the Canadian Borrower may merge, amalgamate or consolidate with any other Credit Party other than the Company or the Canadian Borrower, (iv) any Consolidated Company which is not a Credit Party may be merged, amalgamated or consolidated with or into any Credit Party provided that such Credit Party shall be the continuing or surviving corporation, (v) any Consolidated Company which is not a Credit Party may be merged, amalgamated or consolidated with or into any other Consolidated Company which is not a Credit Party, (vi) any Subsidiary of the Company may merge or amalgamate with any Person that is not a Credit Party in connection with a sale of Property permitted under this Section 6.4, (vii) any Subsidiary of the Company (other than the Canadian Borrower) may be dissolved so long as the property and assets of such Subsidiary are transferred to a Credit Party (if prior to such dissolution or wind-up such Subsidiary is a Credit Party) or otherwise to any other Consolidated Company, and (viii) the Company or any Subsidiary of the Company may merge or amalgamate with any Person other than a Consolidated Company in connection with a Permitted Acquisition; provided that, if such transaction involves the Company or the Canadian Borrower, the Company or the Canadian Borrower, as the case may be, shall be the continuing or surviving corporation;

(b)           any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any of its Property to (i) a Borrower, (ii) any Guarantor or (iii) any Subsidiary of the Company; provided that, with respect to transfers described in clause (iii), upon completion of such transaction (A) there shall exist no Default or Event of Default and (B) the Subsidiary to which the Restricted Subsidiary’s Property is sold, leased, transferred or otherwise disposed shall be a Restricted Subsidiary and, if such Restricted Subsidiary is a Guarantor, a Guarantor;

(c)           each Borrower may sell, lease, transfer or otherwise dispose of its Property to any Subsidiary of the Company; provided that upon completion of a transaction described in this Section 6.4(c), there shall exist no Default or Event of Default and the Subsidiary to which the Borrower’s Property is sold, leased, transferred or otherwise disposed shall be a Restricted Subsidiary and a Guarantor;

(d)           the Borrowers and the Restricted Subsidiaries may sell, lease, transfer or otherwise dispose (including via trade-in or exchange for Property having a fair market value that in the good faith judgment of the Company is equal to or greater than the Property that is traded in or exchanged) of any Property in the ordinary course of business consisting of (i) inventory, (ii) obsolete or worn out Property or (iii) Property no longer used or useful in the business of the Borrowers and their Restricted Subsidiaries;

(e)           the Borrowers and the Restricted Subsidiaries may enter into leases, subleases, licenses or sublicenses of Property in the ordinary course of business and which do not materially interfere with the business of the Borrowers and the Restricted Subsidiaries;

(f)           the Borrowers and the Restricted Subsidiaries may transfer (i) Securitization Assets for reasonably equivalent value to one or more Subsidiaries, Permitted Securitization Subsidiaries or Permitted Securitization Entities so long as such transfer is made to consummate a Permitted Securitization Transaction and (ii) accounts receivables and related rights and proceeds pursuant to the terms of the Receivables Finance Facility;

(g)           the Borrowers and the Restricted Subsidiaries may (i) sell, lease, transfer or otherwise dispose of any of their Property for fair market value in a transaction constituting an Investment permitted by Section 6.10, (ii) dividend, distribute, redeem or otherwise make payments in a transaction constituting a Restricted Payment permitted by Section 6.13 and (iii) sell, lease, transfer or otherwise dispose of any of their Property for fair market value in a transaction constituting a Sale Leaseback permitted by Section 6.19;

(h)           the Borrowers and the Restricted Subsidiaries may sell any Unrestricted Subsidiary for fair market value; and

(i)           in addition to amounts covered by subsections (a) through (h) above, the Borrowers and the Restricted Subsidiaries may sell, lease or transfer other Property for fair market value so long as (i) at the time of such sale, lease or transfer and immediately thereafter, there shall exist no Default or Event of Default and (ii) the aggregate fair market value (as determined in good faith by the Company) for all such transactions does not exceed five percent (5.0%) of Consolidated Net Tangible Assets determined as of the most recent fiscal period end for which financial statements are required to be delivered hereunder;

provided, however, and notwithstanding the foregoing provisions of this Section 6.4, (A) the Credit Parties shall not under any circumstances sell, transfer or otherwise dispose of the Demopolis IDB Bonds to any Person other than a Credit Party and (B) with respect to any sale, lease or transfer of Property pursuant to subsection (i) above, at least 75% of the consideration received by the Borrowers and the Restricted Subsidiaries from such sale, lease or transfer shall be in the form of (1) cash, (2) Cash Equivalents, (3) liabilities (other than Subordinated Debt), as shown on the most recent balance sheet of any Borrower or Restricted Subsidiary, that are assumed by the transferee of such Property pursuant to a customary assignment and assumption agreement that releases such Borrower or Restricted Subsidiary from further liability, (4) securities, notes or other obligations received by any Borrower or Restricted Subsidiary from the transferee of such Property that are converted by such Borrower or Restricted Subsidiary into cash within 180 days of receiving such securities, notes or other obligations, and/or (5) any Designated Noncash Consideration received by the Company or any of its Restricted Subsidiaries in an Asset Disposition having an aggregate fair value, taken together with all other Designated Noncash Consideration received pursuant to this clause, not to exceed an aggregate amount at any time outstanding of U.S.$50,000,000 (with the fair value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value).

6.5            Transactions with Affiliates.

Other than in connection with a Permitted Securitization Transaction, the Borrowers will not, and will not permit any Restricted Subsidiary to, enter into or be a party to any related transactions or arrangements with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliates) other than a Borrower or a Restricted Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower’s or such Restricted Subsidiary’s business and upon fair and reasonable terms materially no less favorable to such Borrower or such Restricted Subsidiary than such party would obtain in a comparable arm’s-length transaction with a Person other than an Affiliate.

6.6            Nature of Business.

The Borrowers will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result, the primary nature of the business, taken on a consolidated basis, which would then be engaged in by the Borrowers and the Restricted Subsidiaries would be fundamentally changed from the general nature of the business engaged in by the Borrowers and the Restricted Subsidiaries on the Closing Date, which the parties agree is the manufacture and sale of paperboard, linerboard, corrugating medium and gypsum linerboard, paperboard, packaging products, corrugated packaging and sheet stock and merchandising displays, other types of packaging and packaging material and similar or complementary products and services connected or incidental thereto, including, without limitation, any e-commerce initiatives, recycled collection activities and fiber trading and fiber brokerage operations not for speculative purposes.

6.7            Regulations T, U and X.

The Borrowers will not, and will not permit any Subsidiary of the Company to, take any action that would result in any non-compliance of the Extensions of Credit made hereunder with Regulations T, U and X of the Board of Governors of the Federal Reserve System.

6.8            ERISA Compliance.

The Borrowers will not, and will not permit any Subsidiary of the Company to, fail to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, or incur any liability under Section 4062 of ERISA to the PBGC established thereunder in connection with any Plan except as would not have a Material Adverse Effect.

6.9            Limitations on Subsidiaries Which Are Not Restricted Subsidiaries.

The Borrowers will not, and will not permit any Restricted Subsidiary to, allow any Unrestricted Subsidiary:

(a)           to own any Capital Stock or right or option to acquire Capital Stock of a Borrower or any Restricted Subsidiary, or own or hold any Lien on any property of a Borrower or any Restricted Subsidiary other than in connection with any Permitted Securitization Transaction; and

(b)           to create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to, or suffer to exist, any Indebtedness pursuant to which the lender has recourse to a Borrower or any Restricted Subsidiary or to any of the assets of a Borrower or any Restricted Subsidiary (“Recourse Debt”) other than (i) Standard Securitization Undertakings which is incurred in connection with a Permitted Securitization Transaction and (ii) other Recourse Debt that does not exceed at any time outstanding seven and a half percent (7.5%) of the Consolidated Net Worth determined as of the most recent fiscal period end for which financial statements are required to be delivered hereunder.

6.10          Limitation on Investments.

The Borrowers will not, and will not permit any Restricted Subsidiary to, make any Investment in any Person except for:

(a)           Investments held in the form of cash and Cash Equivalents or Investments in the Borrowers and/or the Guarantors;

(b)           Investments existing as of the Closing Date and, with respect to any Investment (other than Investments in other Consolidated Companies, Unrestricted Subsidiaries and Permitted Joint Ventures) with value of U.S.$5,000,000 or more as of the Closing Date, set forth in Schedule 6.10 to the Original Credit Agreement.

(c)           receivables owing to the Company or any of its Subsidiaries and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

(d)           guarantees of the debt of suppliers and vendors incurred in the ordinary course of business not to exceed U.S.$30 million in the aggregate;

(e)           loans and advances (other than advances of sales commissions) to employees (other than officers or directors) and investments in residential property in connection with the relocation of any employees in an aggregate amount not to exceed U.S.$8,000,000 at any time outstanding;

(f)           Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(g)           Permitted Acquisitions, including the SSCC Acquisition; provided that to the extent the aggregate Consolidated Net Tangible Assets of entities acquired in a Permitted Acquisition that do not constitute Credit Parties immediately after the consummation of the Permitted Acquisition are in excess of twenty percent (20%) of the aggregate Consolidated Net Tangible Assets of all such entities acquired in such Permitted Acquisition, then an amount equal to (i) such excess percentage over 20%, multiplied by (ii) the aggregate consideration paid by the Company and its Restricted Subsidiaries for all such entities in the Permitted Acquisition, shall not constitute an Investment permitted under this clause (g);

(h)           Investments resulting from any merger, amalgamation, consolidation, wind-up or dissolution permitted under Section 6.4(a) (other than clauses (vi) and (viii) thereof); provided that (i) any Restricted Subsidiary involved in such merger, amalgamation, consolidation, wind-up or dissolution is a Wholly-Owned Restricted Subsidiary and (ii) this clause (h) shall not apply to any Investment resulting from (x) any merger, amalgamation or consolidation of the Company or any Restricted Subsidiary with any Person other than the Company or a Restricted Subsidiary or (y) any transfer of the property and assets of a Restricted Subsidiary to any Person other than the Company or a Restricted Subsidiary;

(i)           Investments in Hedging Agreements, Cash Management Agreements, and agreements entered into in respect of fiber trading and fiber brokerage operations, to the extent such Hedging Agreements, Cash Management Agreements and other such agreements are permitted hereby; and

(j)           additional Investments not otherwise permitted by the foregoing subsections (a) through (i); provided that the aggregate outstanding amount of all such Investments made after the Closing Date pursuant to this subsection shall not, at any time, exceed the greater of (x) seven and a half percent (7.5%) of Consolidated Net Tangible Assets determined as of the most recent fiscal period end for which financial statements are required to be delivered hereunder and (y) U.S.$575,000,000.

Investments shall be valued at cost, less any return of capital thereon.

6.11          Limitation on Securitization Undertakings of the Borrowers and Restricted Subsidiaries.

The Borrowers will not, and will not permit any Restricted  Subsidiary  to, incur or become obligated  in respect of any Indebtedness or other obligation in connection with any Permitted Securitization Transaction other than Funded Debt (i) resulting from the transfer of any Securitization Assets in connection with a Permitted Securitization Transaction so long as such Funded Debt is non-recourse as to the Borrowers and any Restricted Subsidiary (except for Standard Securitization Undertakings) and (ii) consisting of Standard Securitization Undertakings.

6.12          Restrictive Agreements; Negative Pledges.

The Borrowers will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of a Borrower or any Restricted Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of the Canadian Borrower or any Restricted Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to the Company, the Canadian Borrower or any other Restricted Subsidiary, to guarantee Indebtedness of a Borrower or any other Restricted Subsidiary or to transfer any of its property or assets to a Borrower or any Restricted Subsidiary; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Credit Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to (x) the sale of a Restricted Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Restricted Subsidiary that is sold and such sale is permitted hereunder or (y) Permitted Securitization Transactions or the Receivables Finance Facility, provided that such restrictions and conditions apply only to the Securitization Assets or accounts receivable and related rights that are the subject of such transactions, (iii) clause (a) and the limitations in clause (b) as to the transfer of property or assets shall not apply to (A) restrictions or conditions imposed by any agreement relating to Indebtedness secured under Section 6.2(h) if such restrictions and conditions apply only to the property or assets securing such Indebtedness and (B) customary provisions in leases restricting the assignment thereof and (iv) the foregoing shall not apply to restrictions or conditions imposed by the Senior Note Indentures or any similar future Indebtedness.

6.13          Restricted Payments.

The Borrowers will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, or return of capital on, any shares of Capital Stock or any options, warrants, or other rights to purchase such Capital Stock, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (a) dividends payable by the Company solely in shares of any class of its common Capital Stock, (b) Restricted Payments made by any Subsidiary to a Borrower or to another Restricted Subsidiary, (c) Restricted Payments consisting of cash dividends paid on the Capital Stock of the Company or cash repurchases of the Company’s Capital Stock and (d) other Restricted Payments not contemplated by clauses (a) through (c) above; provided, that in the case of any Restricted Payment described in subsections (c) and (d) only, (i) no Default or Event of Default has occurred or would occur as a result of making such Restricted Payment and (ii) both before and after giving effect to any such Restricted Payment on a Pro Forma Basis, the Borrowers are in compliance with the financial covenant set forth in Sections 6.1(b).

6.14          [Reserved].

6.15          Fiscal Year; Accounting Policies; Organizational Documents; IDB Bonds.

(a)           The Borrowers will not, and will not permit any Restricted Subsidiary to, change their fiscal year or accounting policies, nor will they, or permit any Restricted Subsidiary to, amend, modify or change their articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in any manner materially adverse to the interests of the Lenders without the prior written consent of the Administrative Agent.

(b)           The Borrowers will not, and will not permit any Restricted Subsidiary to, take any action with respect to the Demopolis IDB Bonds that could have a material adverse effect on the Lenders, the Consolidated Companies and/or the interest of the Consolidated Companies in and to the Demopolis IDB Leasehold Parcel without the prior written consent of the Administrative Agent.

6.16         Ownership of Restricted Subsidiaries.

Notwithstanding any other provisions of this Agreement to the contrary, the Borrowers will not (i) permit any Person (other than the Company or any Restricted Subsidiary of the Company) to own any Capital Stock of any Restricted Subsidiary, except (A) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Foreign Subsidiaries or (B) as a result of or in connection with a dissolution, wind-up, merger, amalgamation, consolidation or disposition of a Subsidiary or part thereof not prohibited by Section 6.4, or (ii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Restricted Subsidiary.

6.17         [Reserved].

6.18         Prepayment and Amendment of Certain Debt; Designation of Senior Debt.

The Borrowers will not, and will not permit any Restricted Subsidiary to, (a) redeem, repurchase, defease, purchase prior to maturity or prepay any Subordinated Debt, except (i) in connection with any refinancing of such Subordinated Debt permitted by the terms of Section 6.3 or (ii) if after giving effect to such redemption, repurchase, defeasance, purchase prior to maturity or prepayment on a Pro Forma Basis, Section 6.1(b) is satisfied, (b) amend, modify, waive or extend or permit the amendment, modification, waiver or extension of the terms of any document governing or relating to the 2011 Senior Notes, the 2013 Senior Notes, the 2016 Senior Notes or any Subordinated Debt in a manner that, taken as a whole, is materially adverse to the interests of the Lenders or (c) designate any Indebtedness of a Borrower or any Restricted Subsidiary as “Senior Indebtedness”, “Designated Senior Indebtedness” or any similar designation under any agreement governing any Subordinated Debt of a Borrower or any Restricted Subsidiary, other than Indebtedness under the Credit Documents, Guaranteed Hedging Agreements, Guaranteed Cash Management Agreements and the Senior Note Indentures or similar future Indebtedness, and any other Indebtedness subject to a Permitted Lien, together with any refinancing thereof permitted pursuant to Section 6.3.

6.19         Sale Leasebacks.

The Borrowers will not, and will not permit any Restricted Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any Property, whether now owned or hereafter acquired, (a) which any Borrower or Restricted Subsidiary has sold or transferred or is to sell or transfer to a Person which is not a Borrower or a Restricted Subsidiary or (b) which any Borrower or Restricted Subsidiary intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by a Borrower or a Restricted Subsidiary to another Person which is not a Borrower or a Restricted Subsidiary in connection with such lease.  Notwithstanding the foregoing, such transactions shall be permitted to the extent that the aggregate proceeds thereof do not exceed U.S.$25,000,000.

6.20         [Reserved].

ARTICLE VII
EVENTS OF DEFAULT

7.1           Events of Default.

An Event of Default shall exist upon the occurrence of any of the following specified events (each an “Event of Default”):

(a)           Payments.  A Borrower shall fail to make when due (including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans, or any Credit Party shall fail to make any payment of interest, fee or other amount payable hereunder within three (3) Business Days of the due date thereof; or

(b)           Covenants Without Notice.  Any Credit Party shall fail to observe or perform any covenant or agreement contained in Section 5.1 (as to maintenance of existence of the Borrowers), subsections (a), (b), (c) and (h) of Section 5.7, Section 5.8, Section 5.9, Section 5.10 or Article VI; or

(c)           Other Covenants.  Any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Credit Document, other than those referred to in subsections (a) and (b) of Section 7.1, and such failure shall remain unremedied for thirty (30) days after the earlier of (i) a Responsible Officer of a Credit Party obtaining knowledge thereof, or (ii) written notice thereof shall have been given to the Company by an Agent or any Lender; or

(d)           Representations.  Any representation or warranty made or deemed to be made by a Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached hereto and thereto), or any certificate or other document submitted to the Agents or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted; or

(e)           Non-Payments of Other Indebtedness.  Any Credit Party or any Restricted Subsidiary shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Credit Party Obligations) exceeding U.S.$25,000,000 individually or in the aggregate; or

(f)           Defaults Under Other Agreements.  Any Credit Party or any Restricted Subsidiary shall (i) fail to observe or perform within any applicable grace period any covenants or agreements contained in any agreements or instruments relating to any of its Indebtedness (other than the Credit Documents) exceeding U.S.$25,000,000 individually or in the aggregate, or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity; or (ii) breach or default any Hedging Agreement and/or Cash Management Agreement (subject to any applicable cure periods) and the termination value owed by such Credit Party as a result thereof shall exceed U.S.$25,000,000; or

(g)           Bankruptcy.  Any Credit Party or any Restricted Subsidiary (other than entities that in the aggregate constitute an Immaterial Subsidiary, referred to herein as “Excluded Subsidiaries”) shall commence a voluntary case concerning itself under the Bankruptcy Code or applicable foreign bankruptcy laws; or an involuntary case for bankruptcy is commenced against any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) and the petition is not controverted within thirty (30) days, or is not dismissed within sixty (60) days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) or similar official under applicable foreign bankruptcy laws is appointed for, or takes charge of, all or any substantial part of the property of any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries); or a Credit Party or a Restricted Subsidiary (other than any Excluded Subsidiaries) commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) or there is commenced against any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) any such proceeding which remains undismissed for a period of sixty (60) days; or any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) makes a general assignment for the benefit of creditors; or any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Credit Party or any Restricted Subsidiary (other than any Excluded Subsidiaries) for the purpose of effecting any of the foregoing; or

(h)           ERISA.  A Plan of a Credit Party or any Restricted Subsidiary or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates:

(i)           shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Code or Section 303 of ERISA; or

(ii)           is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

(iii)           shall require any Credit Party or any Restricted Subsidiary to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Code or Section 306 or 307 of ERISA; or

(iv)           results in a liability to a Credit Party or any Restricted Subsidiary under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Material Adverse Effect; or a Foreign Plan Event occurs that would have a Material Adverse Effect; or

(i)           Money Judgment.  Judgments or orders for the payment of money (net of any amounts paid by an independent third party insurance company or surety or fully covered by independent third party insurance or surety bond issued by a company with an AM Best rating in one of the two highest categories as to which the relevant insurance company or surety does not dispute coverage) in excess of U.S.$25,000,000 individually or in the aggregate or otherwise having a Material Adverse Effect shall be rendered against any Credit Party or any Restricted Subsidiary, and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of thirty (30) days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise); or

(j)           Default Under other Credit Documents; The Guaranty.  (a) There shall exist or occur any “Event of Default” as provided under the terms of any Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of any Credit Party, or at any time it is or becomes unlawful for any Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of any Credit Party under any Credit Document are not or cease to be legal, valid and binding on any Credit Party; or (b) without limiting the foregoing, the Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor’s obligations under the Guaranty; or

(k)           Change in Control.  A Change in Control shall occur; or

(l)           Securitization Events.  There shall occur any breach of any covenant by any Credit Party, any Restricted Subsidiary or any Permitted Securitization Subsidiary contained in any agreement relating to Permitted Securitization Transaction causing or permitting the acceleration of the obligations thereunder or requiring the prepayment of such obligations or termination of such securitization program prior to its stated maturity or term; provided, however, such breach shall not constitute an Event of Default unless any Credit Parties shall have payment obligations or liabilities under such Permitted Securitization Transaction that have had or are reasonably expected to have a Material Adverse Effect.

7.2           Acceleration; Remedies.

Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent (or, where specified, the Canadian Agent) may, or upon the request and direction of the Required Lenders shall, by written notice to the Borrowers take any of the following actions (including any combination of such actions):

(a)           Termination of Commitments.  Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

(b)           Acceleration; Demand.  (i) Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations (including, without limitation, fees) of any and every kind owing by any Credit Party to the Agents and/or any of the Lenders hereunder to be due and direct the Company to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit in an amount equal to 105% of the maximum amount which may be drawn under Letters of Credit then outstanding, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party, and (ii) with respect to the Canadian Agent, demand that the Canadian Borrower deliver cash to the Canadian Agent, for the benefit of the BA Lenders and Acceptance Lenders, in the amount of 100% of the aggregate Face Amount of outstanding Bankers’ Acceptances and Acceptance Notes.

(c)           Enforcement of Rights.  With respect to any of the Agents, exercise any and all rights and remedies created and existing under the Credit Documents, whether at law or in equity.

(d)           Rights Under Applicable Law.  With respect to any of the Agents, exercise any and all rights and remedies available to the Agents or the Lenders under applicable law.

Notwithstanding the foregoing, if an Event of Default specified in Section 7.1(g) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agents and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Agents or the Lenders, all of which are hereby waived by the Credit Parties.

ARTICLE VIII
AGENCY PROVISIONS

8.1           Appointment.

Each Lender hereby irrevocably designates and appoints Wells Fargo as the Administrative Agent of such Lender under this Credit Agreement and Bank of America, acting through its Canada branch, as the Canadian Agent under this Credit Agreement, and each such Lender irrevocably authorizes Wells Fargo, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and to exercise such powers and perform such duties as are expressly delegated to the Agents by the terms of this Credit Agreement, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Credit Agreement, none of the Agents shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or otherwise exist against any Agent..

8.2           Delegation of Duties.

Anything herein to the contrary, notwithstanding, none of the bookrunners, arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, the Canadian Agent, a Lender or the Issuing Lender hereunder.

Each of the Agents may execute any of its duties under this Credit Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.  Without limiting the foregoing, each Agent may appoint one of its affiliates as its agent to perform its functions hereunder relating to the advancing of funds to the Borrowers and distribution of funds to the Lenders and to perform other functions of the Agents hereunder.

8.3           Exculpatory Provisions.

The Agents shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents.  Without limiting the generality of the foregoing, the Agents:

(a)           shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)           shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Agents are required to exercise as directed in writing by the Required Lenders or Required Canadian Lenders, as applicable, (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents); provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or applicable law; and

(c)           shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, the Canadian Agent or any of their Affiliates in any capacity.

No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders or Required Canadian Lenders, as applicable, (or such other number or percentage of the Lenders as shall be necessary, or as the applicable Agent or Agents shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 7.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment.

The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

8.4           Reliance by Agents.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, each Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless such Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit.  Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

8.5           Notice of Default.

No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or the Company referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that an Agent receives such a notice, such Agent shall give prompt notice thereof to the other Agents and the Lenders.  The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until an Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

8.6           Non-Reliance on Agents and Other Lenders.

Each Lender expressly acknowledges that none of the Agents nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by an Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Agents to any Lender.  Each Lender represents to the Agents that it has, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Credit Agreement.  Each Lender also represents that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Credit Parties which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

8.7           [Reserved].

8.8           Agents in Their Individual Capacity.

Each of the Agents and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though such Agent were not an Agent hereunder.  With respect to its Loans made or renewed by it and any Note issued to it, each Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

8.9           Successor Agent; Issuing Lender; Swingline Lender.

Any Agent may resign as such Agent upon thirty (30) days’ prior notice to the Company and the Lenders.  If an Agent shall resign as such Agent under this Credit Agreement and the other Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrowers (so long as no Event of Default has occurred and is continuing), whereupon such successor agent shall succeed to the rights, powers and duties of the resigning Agent, and the term “Administrative Agent” or “Canadian Agent,” as applicable, shall mean such successor agent effective upon such appointment and approval, and the resigning Agent’s rights, powers and duties as an Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Credit Agreement or any holders of the Notes or Credit Party Obligations.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent gives notice of its resignation, then the resigning Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Agent; provided that if the resigning Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the resigning Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (b) all payments, communications and determinations provided to be made by, to or through the resigning Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section.

Any resignation by any Agent pursuant to this Section shall also constitute its resignation as Issuing Lender and Swingline Lender.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

After any retiring Agent’s resignation as an Agent, Issuing Lender or Swingline Lender, the provisions of this Article VIII and Section 9.5 shall inure to its benefit (and the benefit of its sub-agents and Related Parties) as to any actions taken or omitted to be taken by it while it was an Agent, Issuing Lender or Swingline Lender under this Credit Agreement.

Any Issuing Lender or Swingline Lender shall be entitled to resign such role upon thirty (30) days’ prior notice to the Company and the Lenders so long as a successor acceptable to the Company will take its place (such consent to a successor by the Company not to be unreasonably withheld).  Any such successor shall become an Issuing Lender or Swingline Lender hereunder as if it were listed as such in this Agreement without further action.

8.10         Patriot Act Notice.

Each Lender and each Agent (for itself and not on behalf of any other party) hereby notifies the Credit Parties that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or such Agent, as applicable, to identify such Credit Party in accordance with the Patriot Act.

8.11         Guaranty Matters.

(a)           The Lenders irrevocably authorize and direct each of the Agents:

(i)           [Reserved]

(ii)          [Reserved]

(iii)         to release any Guarantor from its obligations under the applicable Guaranty if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted hereunder; and

(iv)         [Reserved].

(b)           In connection with a release pursuant to this Section 8.11, the applicable Agent shall promptly execute and deliver to the applicable Credit Party, at the Company’s expense, all documents that the applicable Credit Party shall reasonably request to evidence such release.  Upon request by an Agent at any time, the Required Lenders or the Required Canadian Lenders, as the case may be, will confirm in writing such Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 8.11; provided, however, that the applicable Agent may not decline to release any guarantee pursuant to this Section 8.11 due to the absence of any such confirmation.

8.12         Withholding.

To the extent required by any applicable law, the Agent may withhold from any payment to any Lender an amount equal to any applicable withholding tax.  If the IRS or any Governmental Authority asserts a claim that the Agent did not properly withhold tax from any amount paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective), such Lender shall indemnify and hold harmless the Agent (to the extent that the Administrative Agent has not already been reimbursed by the Credit Parties and without limiting or expanding the obligation of the Credit Parties to do so) for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including any penalties, additions to tax or interest thereon, together with all expenses incurred, including legal expenses and any out-of-pocket expenses, whether or not such tax was correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due to the Administrative Agent under this Article VIII.  The agreements in this Article VIII shall survive the resignation and/or replacement of the Agent, any assignment of rights by, or the replacement of a Lender,  the termination of the Loans and the repayment, satisfaction or discharge of all obligations under this Agreement.  Unless required by applicable Laws, at no time shall the Agent have any obligation to file for or otherwise pursue on behalf of a Lender any refund of taxes withheld or deducted from funds paid for the account of such Lender.

ARTICLE IX
MISCELLANEOUS

9.1           Amendments and Waivers.

Neither this Credit Agreement, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section.  The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrowers written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Credit Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrowers hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Credit Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided that no such waiver and no such amendment, waiver, supplement, modification or release shall:

(i)           change the currency in which a Lender’s Commitment is funded or in which payments are made, reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (except in connection with a waiver of interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; or

(ii)           amend, modify or waive any provision of this Section 9.1 or reduce the percentage specified in the definition of Required Lenders, Required Canadian Lenders or Required Revolving Lenders, without the written consent of each Lender directly affected thereby; or

(iii)           amend, modify or waive any provision of Article VIII without the written consent of the then Agents; or

(iv)          release all or substantially all of the Guarantors from their obligations under the Guaranty (other than as permitted hereunder) or all or substantially all of the value of the Guaranty provided by all of the Guarantors, without the written consent of all the Lenders; provided, however, only the consent of all of the Canadian Lenders shall be required to release all, substantially all of or any one of the Canadian Guarantors (other than as permitted hereunder); or

(v)           [Reserved]; or

(vi)          amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of the Required Lenders or of all Lenders as appropriate; or

(vii)         amend or modify the definition of “Credit Party Obligations”, “Canadian Obligations” or “U.S. Obligations” to delete or exclude any obligation or liability or any Person described therein without the written consent of each Lender directly affected thereby; or

(viii)        [Reserved]; or

(ix)          amend, modify or waive the order in which Credit Party Obligations are paid in Section 2.14(b) or (c) without the written consent of each Lender directly affected thereby; or

(x)           amend, modify or waive any (A) provision of Section 2.2 without the consent of the Required Canadian Lenders, or (B) any provision of Section 2.6 without the consent of the Canadian Swingline Lender and Required Revolving Lenders; or

(xi)           amend, modify or waive (A) any provision of Section 2.1 without the consent of the Required Revolving Lenders, (B) any provision of Section 2.5 without the consent of the U.S. Swingline Lender and Required Revolving Lenders, or (C) any provision of Section 2.7 without the consent of the Issuing Lender and Required Revolving Lenders; or

(xii)          amend, modify or waive any provision of Section 4.2 without the consent of the Required Revolving Lenders; or

(xiii)         subordinate the Commitments and Loans to any other Indebtedness without the written consent of all Lenders;

provided, further, that no amendment, waiver or consent affecting the rights or duties of the an Agent under any Credit Document shall in any event be effective, unless in writing and signed by the applicable Agent in addition to the Lenders required hereinabove to take such action.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except those affecting it referred to in clause (i) above.

Notwithstanding anything in any Credit Document to the contrary, under no circumstances shall any Hedging Agreement Provider or Cash Management Bank have any voting rights under the Credit Documents.

Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Lenders, the other Credit Parties, the Agents and all future holders of the Notes or Credit Party Obligations.  In the case of any waiver, the Borrowers, the other Credit Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default permanently waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

Notwithstanding any of the foregoing to the contrary, the consent of the Borrowers shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9); provided, however, that the Administrative Agent will provide written notice to the Borrowers of any such amendment, modification or waiver.

In addition, notwithstanding any of the foregoing to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the Borrowers and the Lenders providing the relevant Replacement Term Loan (as defined below) to permit the refinancing of all outstanding amounts under the Term Loan (“Refinanced Term Loan”) with a replacement term loan tranche denominated in Dollars (“Replacement Term Loan”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loan shall not exceed the aggregate principal amount of such Refinanced Term Loan, (b) the Applicable Percentage for such Replacement Term Loan shall not be more than 0.50% higher than the Applicable Percentage for such Refinanced Term Loan, (c) the weighted average life to maturity of such Replacement Term Loan shall not be shorter than the weighted average life to maturity of such Refinanced Term Loan at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Term Loans) and (d) all other terms applicable to such Replacement Term Loan shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loan than those applicable to such Refinanced Term Loan, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

Notwithstanding anything in this Credit Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 9.1) or any of the other Credit Documents or to enter into additional Credit Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.25 (including, without limitation, as applicable, (1) to permit the Incremental Term Loans and the Incremental Revolving Commitment Increases to share ratably in the benefits of this Credit Agreement and the other Credit Documents and (2) to include the Incremental Term Loan Commitments and the Incremental Revolving Commitment Increase, as applicable, or outstanding Incremental Term Loans and outstanding Incremental Revolving Commitment Increase, as applicable, in any determination of (i) Required Lenders or Required Revolving Lenders, as applicable or (ii) similar required lender terms applicable thereto) or the terms of Section 2.26; provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (A) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein solely with respect to approving the terms of any such bankruptcy reorganization plan and (B) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

The Borrowers shall be permitted to replace with a replacement financial institution acceptable to the Administrative Agent any Lender that fails to consent to any proposed amendment, modification, termination, waiver or consent with respect to any provision hereof or of any other Credit Document that requires the unanimous approval of all of the Lenders, the approval of all of the Lenders affected thereby or the approval of a class of Lenders, in each case in accordance with the terms of this Section 9.1, so long as the consent of the Required Lenders shall have been obtained with respect to such amendment, modification, termination, waiver or consent; provided that (1) such replacement does not conflict with any Requirement of Law, (2) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (3) the replacement financial institution shall approve the proposed amendment, modification, termination, waiver or consent and together with all other replacement financial institutions is sufficient to pass the proposed amendment, modification, termination, waiver or consent, (4) the Borrowers shall be liable to such replaced Lender under Section 2.19 if any LIBOR Rate Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (5) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 9.6 (provided that the Borrowers shall be obligated to pay the registration and processing fee referred to therein), (6) until such time as such replacement shall be consummated, the Borrowers shall pay to the replaced Lender all additional amounts (if any) required pursuant to Section 2.17, 2.18 or 2.20(a), as the case may be, (7) the Borrowers provide at least three (3) Business Days’ prior notice to such replaced Lender, and (8) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender.  In the event any replaced Lender fails to execute the agreements required under Section 9.6 in connection with an assignment pursuant to this Section 9.1, the Borrowers may, upon two (2) Business Days’ prior notice to such replaced Lender, execute such agreements on behalf of such replaced Lender.  A Lender shall not be required to be replaced if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such replacement cease to apply.

9.2           Notices.

(a)           All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile or other electronic communications as provided below), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via facsimile to the number set out herein, (c) the day following the day on which the same has been delivered prepaid (or pursuant to an invoice arrangement) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case addressed as follows in the case of the Borrowers, the other Credit Parties and the Agents, and the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes and Credit Party Obligations:

if to any of the Credit Parties

c/o Rock-Tenn Company
504 Thrasher Street, N.W.
Norcross, Georgia 30071-1956
Attention:                       Chief Financial Officer
Telecopier:                      (770) 263-3582
Telephone:                      (678) 291-7540

With a copy to:

Rock-Tenn Company
504 Thrasher Street, N.W.
Norcross, Georgia 30071-1956
Attention:                       General Counsel
Telecopier:                      (770) 263-3582
Telephone:                      (770) 263-4456

if to the Administrative Agent:

Wells Fargo Bank, National Association
MAC D1109-019
1525 W.  W.T.  Harris Blvd.
Charlotte, North Carolina 28262

Attention:                      Syndication Agency Services
Telecopier:                      (704) 590-2703
Telephone:                      (704) 590-3481

With a copy to:

Wells Fargo Bank, National Association
MAC G0185-061
7000 Central Parkway, Suite 600
Atlanta, GA 30328
Attention: Karen McClain, Portfolio Management
Telecopier: (770) 551-4643
Telephone:  (770) 551-4662

if to the Canadian Agent:

Medina Sales de Andrade
Vice President
Portfolio Management
Bank of America, N.A., Canada Branch
181 Bay Street
Toronto, Ontario
M5J 2V8
Telecopier:              (416) 369-7647
Telephone:              (416) 369-2574
E-Mail:                     medina.sales_de_andrade@baml.com

With a copy to:

Michael B. Delaney
Vice President
Bank of America, N.A.
540W. Madison St
Chicago, Ill  60661
Telecopier:              (415) 503-5114
Telephone:              (312) 828-7203
E-Mail:                     michael.b.delaney@baml.com

If to any Lender:                    To the address set forth on the Register

(b)           Notices and other communications to the Lenders or the Agents hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the applicable Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Agents that it is incapable of receiving notices under such Section by electronic communication.  The Agents or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Agents otherwise prescribe, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

9.3           No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Agents or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4           Survival of Representations and Warranties.

All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Credit Agreement and the Notes and the making of the Loans; provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all Credit Party Obligations have been paid in full.

9.5           Payment of Expenses and Taxes.

(a)           Costs and Expenses.  The Credit Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agents), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender and each Swingline Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or Swingline Loan or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents, each Lender, the Issuing Lender and the Swingline Lenders (including the fees, charges and disbursements of counsel for any of the Agents, Lenders, Issuing Lender and Swingline Lenders), and all fees and time charges for attorneys who may be employees of any of the Agents, Lenders, Issuing Lender and Swingline Lenders, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Credit Documents, Loans or Letters of Credit.

(b)           Indemnification by the Credit Parties.  The Credit Parties shall indemnify the Agents (and any sub-agent thereof), each Lender, the Issuing Lender and the Swingline Lenders, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release or threat of Release of Hazardous Substances on, at, under or from any property owned or operated by any Credit Party or any of its Subsidiaries, or any liability under Environmental Law related in any way to any Credit Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee.

(c)           Reimbursement by Lenders.  To the extent that the Credit Parties for any reason fail to indefeasibly pay any amount required under subsections (a) or (b) of this Section to be paid by it to the Agents (or any sub-agent thereof), the Issuing Lender, Swingline Lenders or any Related Party of any of the foregoing, each Lender severally agrees to pay to each Agent (or any such sub-agent), the Issuing Lender, each Swingline Lender or such Related Party, as the case may be, such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent), the Issuing Lender or such Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for an Agent (or any such sub-agent), Issuing Lender or Swingline Lender in connection with such capacity and only the Canadian Lenders shall have any obligation to make any payment to the Canadian Agent pursuant to this Section 9.5(c).  The agreements in this Section 9.5(c) shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

(d)           Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, the Credit Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the transmission of any information or other materials through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

(e)           Payments.  All amounts due under this Section shall be payable promptly/not later than five (5) days after demand therefor.

9.6           Successors and Assigns; Participations; Purchasing Lenders.

(a)           Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agents and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)             Minimum Amounts.

(A)           in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)           in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than U.S.$2,500,000, in the case of any assignment in respect of a revolving facility, or U.S.$1,000,000, in the case of any assignment in respect of a term facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Company shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless it shall object thereto by written notice to the Administrative Agent prior to such fifth (5th) Business Day.

(ii)           Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Tranches on a non-pro rata basis.

(iii)           Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)           the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund or (z) the primary syndication of the Loans has not been completed as determined by Wells Fargo; provided, that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B)           the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) a Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of such facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) an Incremental Term Loan Commitment to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund;

(C)           the consent of the Canadian Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Canadian Revolving Commitment if such assignment is to a Person that is not a Canadian Lender with a Canadian Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(D)           the consent of the Issuing Lender and the applicable Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of a Revolving Commitment.

(iv)           Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of U.S.$3,500 (unless waived by the Administrative Agent in its sole discretion) and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)            No Assignment to a Credit Party.  No such assignment shall be made to any Credit Party or any of Credit Party’s Affiliates or Subsidiaries.

(vi)           No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

(vii)          Canadian Assignments.  A Canadian Lender may only assign Canadian Revolving Commitments and Canadian Revolving Loans to another Canadian Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.18 and 9.5 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c)           Register.  The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in Charlotte, North Carolina a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrowers and, with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)           Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Agents, sell participations to any Person (other than a natural person or any Credit Party or any Credit Party’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the Lenders, Issuing Lender and Swingline Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant.  Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.18 and 2.20 (subject to the requirements and limitations of such Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.7 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”).  The entries in the Participant Register shall be conclusive and such Lender (and the Borrower, to the extent that the Participant requests payment from the Borrower) shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  The portion of the Participant Register relating to any Participant requesting payment from the Borrowers under the Credit Documents shall be made available to the Borrowers upon reasonable request.  Except as provided in the preceding sentence, a Lender shall not be required to disclose its Participant Register to the Borrowers except to the extent required in connection with a tax audit or inquiry to establish that the Loans hereunder are in registered form.

(e)           Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Sections 2.18 and 2.20 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the applicable Borrower’s prior written consent or the entitlement to a greater payment results from a change in law after the date such Participant became a participant.

(f)           Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

9.7           Adjustments; Set-off.

(a)           If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate to or for the credit or the account of any Borrower or any other Credit Party against any and all of the obligations of such Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender or the Issuing Lender, irrespective of whether or not such Lender or the Issuing Lender shall have made any demand under this Agreement or any other Credit Document and although such obligations of such Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Lender different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Lender, the Issuing Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates may have.  Each Lender and the Issuing Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

(b)           If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the applicable Agent of such fact, and (ii) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i)           if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)           the provisions of this subsection shall not be construed to apply to (A) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letters of Credit to any assignee or participant, other than to any Credit Party or any Subsidiary thereof (as to which the provisions of this subsection shall apply).

(c)           Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.

9.8           Table of Contents and Section Headings.

The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Credit Agreement.

9.9           Counterparts; Electronic Execution.

(a)           This Credit Agreement may be executed by one or more of the parties to this Credit Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

(b)           The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.10          [Reserved].

9.11          Severability.

Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.12          Integration.

This Credit Agreement and the other Credit Documents represent the agreement of the Borrowers, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agents, the Borrowers or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

9.13          Governing Law.

THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS (EXCEPT AS OTHERWISE PROVIDED THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.14          Consent to Jurisdiction and Service of Process.

Each of the Borrowers and each other Credit Party and each other party hereto irrevocably and unconditionally submits, for itself and its property, with respect to this Credit Agreement, any Note or any of the other Credit Documents and all judicial proceedings in respect thereof to the exclusive jurisdiction of the courts of the State of New York in New York County or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), and, by execution and delivery of this Credit Agreement, each of the Borrowers and the other Credit Parties (i) accepts, for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement, any Note or any other Credit Document from which no appeal has been taken or is available; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (iii) agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any person in any way relating to this Credit Agreement, any Note or any other Credit Document in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof).  Each of the Borrowers and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by each of the Borrowers and the other Credit Parties to be effective and binding service in every respect.  Each of the Borrowers, the Agents and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction.

9.15          Confidentiality.

Each of the Agents, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives who shall maintain the confidential nature of such Information, (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder, under any other Credit Document, Guaranteed Hedging Agreement or Guaranteed Cash Management Agreement or any action or proceeding relating to this Agreement, any other Credit Document, Guaranteed Hedging Agreement or Guaranteed Cash Management Agreement or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) (i) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower and its obligations, (ii) an investor or prospective investor in securities issued by an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such securities issued by the Approved Fund, (iii) a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for securities issued by an Approved Fund, or (iv) a nationally recognized rating agency that requires access to information regarding the Credit Parties, the Loans and Credit Documents in connection with ratings issued in respect of securities issued by an Approved Fund (in each case, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (h) with the consent of the Company or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Credit Parties.  For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the Closing Date, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

9.16          Acknowledgments.

Each of the Borrowers and the other Credit Parties each hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

(b)           neither any Agent nor any Lender has any fiduciary relationship with or duty to the Borrowers or any other Credit Party arising out of or in connection with this Credit Agreement and the relationship between the Agents and the Lenders, on one hand, and the Borrowers and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

(c)           no joint venture exists among the Lenders or among the Borrowers and the Lenders.

9.17         Waivers of Jury Trial.

THE BORROWERS, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT, THE CANADIAN AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.18         Judgment Currency.

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under any other Credit Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent or the Canadian Agent, as applicable, could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of the Borrowers in respect of any such sum due from it to any Agent or any Lender hereunder or under the other Credit Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, such Agent or such Lender may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to any Agent or any Lender in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Lender or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to any Agent or any Lender in such currency, such Agent or such Lender agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable law).

9.19          Subordination of Intercompany Debt.

Each Loan Party agrees that all intercompany Indebtedness among Credit Parties (the “Intercompany Debt”) is subordinated in right of payment, to the prior payment in full of all Credit Party Obligations.  Notwithstanding any provision of this Agreement to the contrary; provided that no Event of Default has occurred and is continuing, Credit Parties may make and receive payments with respect to the Intercompany Debt to the extent otherwise permitted by this Agreement; provided, that in the event of and during the continuation of any Event of Default, no payment shall be made by or on behalf of any Credit Party on account of any Intercompany Debt other than payments to the Borrowers.  In the event that any Credit Party other than a Borrower receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section 9.19 hereof, such payment shall be held by such Credit Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the Administrative Agent.

ARTICLE X
GUARANTY OF COMPANY OBLIGATIONS

10.1          The Guaranty.

In order to induce the Lenders to enter into this Credit Agreement, any Hedging Agreement Provider to enter into any Guaranteed Hedging Agreement and any Cash Management Bank to enter into any Guaranteed Cash Management Agreement and to extend credit hereunder and thereunder and in recognition of the direct benefits to be received by the U.S. Guarantors from the Extensions of Credit hereunder, under any Guaranteed Hedging Agreement and under any Guaranteed Cash Management Agreement, each of the U.S. Guarantors hereby agrees with the Agents and the Lenders as follows:  such U.S. Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Company to the Agents and the Lenders.  If any or all of the indebtedness becomes due and payable hereunder or under any Guaranteed Hedging Agreement or under any Guaranteed Cash Management Agreement, each U.S. Guarantor unconditionally promises to pay such indebtedness to the Agents, the Lenders, the Hedging Agreement Providers, the Cash Management Banks or their respective order, on demand, together with any and all reasonable expenses which may be incurred by the Agents or the Lenders in collecting any of the Credit Party Obligations of the Company.  The word “indebtedness” is used in this Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Company, including specifically all Credit Party Obligations of the Company, arising in connection with this Credit Agreement, the other Credit Documents, any Guaranteed Cash Management Agreement or any Guaranteed Hedging Agreement, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Company may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter becomes otherwise unenforceable.

Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a U.S. Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, federal or provincial law relating to fraudulent conveyances or transfers) then the obligations of each such U.S. Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal, state or provincial and including, without limitation, the Bankruptcy Code).

10.2         Bankruptcy.

Additionally, each of the U.S. Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all Credit Party Obligations of the Company to the Lenders, any Cash Management Bank and any Hedging Agreement Provider whether or not due or payable by the Company upon the occurrence of any of the events specified in Section 7.1(g), and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders, to any such Cash Management Bank and to any such Hedging Agreement Provider, or order, on demand, in lawful money of the United States.  Each of the U.S. Guarantors further agrees that to the extent that the Company or a U.S. Guarantor shall make a payment or a transfer of an interest in any property to any Agent, any Lender, any Cash Management Bank or any Hedging Agreement Provider, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Company or a U.S. Guarantor, the estate of the Company or a U.S. Guarantor, a trustee, receiver or any other party under any bankruptcy law, state, provincial or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

10.3         Nature of Liability.

The liability of each U.S. Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Credit Party Obligations of the Company whether executed by any such U.S. Guarantor, any other guarantor or by any other party, and no U.S. Guarantor’s liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Company or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Credit Party Obligations of the Company, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Company, or (e) any payment made to any Agent, any Lender, any Cash Management Bank or any Hedging Agreement Provider on the Credit Party Obligations of the Company which such Agent, such Lender, such Cash Management Bank or such Hedging Agreement Provider repays the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the U.S. Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

10.4         Independent Obligation.

The obligations of each U.S. Guarantor hereunder are independent of the obligations of any other U.S. Guarantor or the Company, and a separate action or actions may be brought and prosecuted against each U.S. Guarantor whether or not action is brought against any other U.S. Guarantor or the Company and whether or not any other U.S. Guarantor or the Company is joined in any such action or actions.

10.5         Authorization.

Each of the U.S. Guarantors authorizes each Agent, each Lender, each Cash Management Bank and each Hedging Agreement Provider without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Credit Party Obligations or any part thereof in accordance with this Agreement, any Guaranteed Cash Management Agreement and any Guaranteed Hedging Agreement, as applicable, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any U.S. Guarantor or any other party for the payment of this Guaranty or the Credit Party Obligations and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Agents and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, U.S. Guarantors, the Company or other obligors.

10.6         Reliance.

It is not necessary for the Agents, the Lenders, any Cash Management Bank or any Hedging Agreement Provider to inquire into the capacity or powers of the Company or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Credit Party Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

10.7         Waiver.

(a)           Each of the U.S. Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require any Agent, any Lender, any Cash Management Bank or any Hedging Agreement Provider to (i) proceed against the Company, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Company, any other guarantor or any other party, or (iii) pursue any other remedy in any Agent’s, any Lender’s, any Cash Management Bank’s or any Hedging Agreement Provider’s power whatsoever.  Each of the U.S. Guarantors waives any defense based on or arising out of any defense of the Company, any other guarantor or any other party other than payment in full of the Credit Party Obligations of the Company (other than contingent indemnity obligations), including, without limitation, any defense based on or arising out of (i) the disability of the Company, any other Guarantor or any other party, (ii) the unenforceability of the Credit Party Obligations or any part thereof from any cause, (iii) the cessation from any cause of the liability of the Company other than payment in full of the Credit Party Obligations of the Company, (iv) any amendment, waiver or modification of the Credit Party Obligations, (v) any substitution, release, exchange or impairment of any security for any of the Credit Party Obligations, (vi) any change in the corporate existence or structure of a Borrower or any other Guarantor, (vii) any claims or rights of set off that such Guarantor may have, and/or (viii) any Requirement of Law or order of any Governmental Authority affecting any term of the Credit Party Obligations.  Each of the Agents may, at its election, foreclose on any security held by such Agent by one or more judicial or nonjudicial sales (to the extent such sale is permitted by applicable law), or exercise any other right or remedy such Agent or any Agent or Lender may have against the Company or any other party, or any security, without affecting or impairing in any way the liability of any U.S. Guarantor hereunder except to the extent the Credit Party Obligations of the Company have been paid in full and the Commitments have been terminated.  Each of the U.S. Guarantors waives any defense arising out of any such election by any of the Agents or Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the U.S. Guarantors against the Company or any other party or any security.

(b)           Each of the U.S. Guarantors waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Credit Party Obligations.  Each U.S. Guarantor assumes all responsibility for being and keeping itself informed of the Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Credit Party Obligations and the nature, scope and extent of the risks which such U.S. Guarantor assumes and incurs hereunder, and agrees that neither any Agent nor any Lender shall have any duty to advise such U.S. Guarantor of information known to it regarding such circumstances or risks.

(c)           Each of the U.S. Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Lenders, any Cash Management Bank or any Hedging Agreement Provider against the Company or any other guarantor of the Credit Party Obligations of the Company owing to the Lenders, such Cash Management Bank or such Hedging Agreement Provider (collectively, the “Other Parties”) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Credit Party Obligations of the Company shall have been paid in full and the Commitments have been terminated.  Each of the U.S. Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Agents, the Lenders, any Cash Management Bank or any Hedging Agreement Provider now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Credit Party Obligations of the Company and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders, the Cash Management Banks and/or the Hedging Agreement Providers to secure payment of the Credit Party Obligations of the Company until such time as the Credit Party Obligations of the Company (other than contingent indemnity obligations) shall have been paid in full and the Commitments have been terminated.

10.8          Limitation on Enforcement.

The Lenders, the Cash Management Bank and the Hedging Agreement Providers agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender, Cash Management Bank or Hedging Agreement Provider shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Credit Agreement.  The Lenders, the Cash Management Banks and the Hedging Agreement Providers further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the U.S. Guarantors.

10.9         Confirmation of Payment.

The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Company, the U.S. Guarantors or any other Person that such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.

ARTICLE XI
GUARANTY OF CANADIAN OBLIGATIONS

11.1         The Guaranty.

In order to induce the Lenders to enter into this Credit Agreement, any Hedging Agreement Provider to enter into any Guaranteed Hedging Agreement and any Cash Management Bank to enter into any Guaranteed Cash Management Agreement and to extend credit hereunder and thereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, under any Guaranteed Hedging Agreement and under any Guaranteed Cash Management Agreement, each of the Guarantors hereby agrees with the Agents and the Lenders as follows:  such Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Canadian Borrower to the Agents and the Lenders.  If any or all of the indebtedness becomes due and payable hereunder or under any Guaranteed Hedging Agreement or under any Guaranteed Cash Management Agreements, each Guarantor unconditionally promises to pay such indebtedness to the Agents, the Lenders, the Hedging Agreement Providers, the Cash Management Banks, or their respective order, on demand, together with any and all reasonable expenses which may be incurred by the Agents or the Lenders in collecting any of the Canadian Obligations.  The word “indebtedness” is used in this Article XI in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Canadian Borrower, including specifically all Canadian Obligations, arising in connection with this Credit Agreement, the other Credit Documents, any Guaranteed Cash Management Agreement or any Guaranteed Hedging Agreement, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Canadian Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter becomes otherwise unenforceable.

Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor would either breach any applicable law or shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of the provisions of applicable state,  provincial, or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under or would not otherwise breach applicable law (whether federal, state or provincial, and including, without limitation, the Bankruptcy Code.

11.2         Bankruptcy.

Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all Canadian Obligations of the Canadian Borrower to the Lenders, any Cash Management Agreement and any Hedging Agreement Provider whether or not due or payable by the Canadian Borrower upon the occurrence of any of the events specified in Section 7.1(g), and unconditionally promises to pay such Canadian Obligations to the Canadian Agent for the account of the Lenders, to any such Cash Management Bank and to any such Hedging Agreement Provider, or order, on demand, in lawful money of the United States.  Each of the Guarantors further agrees that to the extent that the Canadian Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Canadian Agent, any Lender, any Cash Management Bank or any Hedging Agreement Provider, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Canadian Borrower or a Guarantor, the estate of the Canadian Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state, provincial or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

11.3         Nature of Liability.

The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Canadian Obligations of the Canadian Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor’s liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Canadian Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Canadian Obligations of the Canadian Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Canadian Borrower, or (e) any payment made to any Agent, any Lender, any Cash Management Bank or any Hedging Agreement Provider on the Canadian Obligations which such Agent, such Lender, such Cash Management Bank or such Hedging Agreement Provider repays the Canadian Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

11.4         Independent Obligation.

The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Canadian Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Canadian Borrower and whether or not any other Guarantor or the Canadian Borrower is joined in any such action or actions.

11.5         Authorization.

Each of the Guarantors authorizes each Agent, each Lender, each Cash Management Bank and each Hedging Agreement Provider without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Canadian Obligations or any part thereof in accordance with this Agreement, any Guaranteed Cash Management Agreement and any Guaranteed Hedging Agreement, as applicable, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any Guarantor or any other party for the payment of this Guaranty or the Canadian Obligations and exchange, enforce, waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Agents and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, Guarantors, the Canadian Borrower or other obligors.

11.6         Reliance.

It is not necessary for the Agents, the Lenders, any Cash Management Bank or any Hedging Agreement Provider to inquire into the capacity or powers of the Canadian Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Canadian Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

11.7         Waiver.

(a)           Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Agents, any Lender, any Cash Management Bank or any Hedging Agreement Provider to (i) proceed against the Canadian Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Canadian Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Agents’, any Lender’s, any Cash Management Bank’s or any Hedging Agreement Provider’s power whatsoever.  Each of the Guarantors waives any defense based on or arising out of any defense of the Canadian Borrower, any other guarantor or any other party other than payment in full of the Canadian Obligations (other than contingent indemnity obligations), including, without limitation, any defense based on or arising out of (i) the disability of the Canadian Borrower, any other guarantor or any other party, (ii) the unenforceability of the Canadian Obligations or any part thereof from any cause, (iii) the cessation from any cause of the liability of the Canadian Borrower other than payment in full of the Canadian Obligations, (iv) any amendment, waiver or modification of the Canadian Obligations, (v) any substitution, release, exchange or impairment of any security for any of the Canadian Obligations, (vi) any change in the corporate existence or structure of the Canadian Borrower or any other Guarantor, (vii) any claims or rights of set off that such Guarantor may have, and/or (viii) any Requirement of Law or order of any Governmental Authority affecting any term of the Canadian Obligations.  The Agents may, at their election, foreclose on any security held by the Agents by one or more judicial or nonjudicial sales (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agents or any Lender may have against the Canadian Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Canadian Obligations have been paid in full and the Commitments have been terminated.  Each of the Guarantors waives any defense arising out of any such election by the Agents or any of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Canadian Borrower or any other party or any security.

(b)           Each of the Guarantors waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Canadian Obligations.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Canadian Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Canadian Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Agents nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

(c)           Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Lenders, any Cash Management Bank or any Hedging Agreement Provider against the Canadian Borrower or any other guarantor of the Canadian Obligations of the Canadian Borrower owing to the Lenders, such Cash Management Bank or such Hedging Agreement Provider (collectively, the “Other Parties”) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Canadian Obligations shall have been paid in full and the Commitments have been terminated.  Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Agents, the Lenders, any Cash Management Bank or any Hedging Agreement Provider now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Canadian Obligations of the Canadian Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders, the Cash Management Banks and/or the Hedging Agreement Providers to secure payment of the Canadian Obligations of the Canadian Borrower until such time as the Canadian Obligations (other than contingent indemnity obligations) shall have been paid in full and the Commitments have been terminated.

11.8         Limitation on Enforcement.

The Lenders, the Cash Management Banks and the Hedging Agreement Providers agree that this Guaranty may be enforced only by the action of the Administrative Agent or Canadian Agent acting upon the instructions of the Required Lenders and that no Lender, Cash Management Bank or Hedging Agreement Provider shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Canadian Agent for the benefit of the Lenders under the terms of this Credit Agreement.  The Lenders, the Cash Management Banks and the Hedging Agreement Providers further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

11.9         Confirmation of Payment.

The Agents and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Canadian Borrower, the Guarantors or any other Person that such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 11.2.

ARTICLE XII
SPECIAL PROVISIONS APPLICABLE TO LENDERS
UPON THE OCCURRENCE OF A SHARING EVENT

12.1         Participations.

Upon the occurrence and during the continuation of a Sharing Event, the Lenders shall automatically and without further action be deemed to have exchanged interests in the outstanding Loans, outstanding Letters of Credit and outstanding Bankers’ Acceptance Advances such that, in lieu of the interests of each Lender in each Loan, each outstanding Letter of Credit and each Bankers’ Acceptance Advance, such Lender shall hold an interest in all Loans made to the Borrowers, all outstanding Letters of Credit issued for the account of such Persons or their Subsidiaries at such time, and all Bankers’ Acceptance Advances made for the account of the Borrowers, whether or not such Lender shall previously have participated therein, equal to such Lender’s Exchange Percentage thereof.  The foregoing exchanges shall be accomplished automatically pursuant to this Section 12.1 through purchases and sales of participations in the various Loans and outstanding Letters of Credit as required hereby, although at the request of the Administrative Agent each Lender hereby agrees to enter into customary participation agreements approved by the Administrative Agent to evidence the same.  All purchases and sales of participating interests pursuant to this Section 12.1 shall be made in U.S. Dollars.  At the request of the Administrative Agent, each Lender which has sold participations in any of its Loans and outstanding Letters of Credit as provided above (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest therein a participation certificate in the appropriate amount as determined in conjunction with the Administrative Agent and the Canadian Agent.  It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.  For the avoidance of doubt, in the event that on or after the occurrence of a Sharing Event, there shall be a disbursement under a Letter of Credit that is not reimbursed by the Company then this paragraph shall apply automatically and without further action to such disbursement.

12.2         Administrative Agent’s Determinations Binding.

All determinations by the Administrative Agent pursuant to this Article XII shall be made by it in accordance with the provisions herein and with the intent being to equitably share the credit risk after a Sharing Event for all Loans and Letters of Credit and other Extensions of Credit hereunder in accordance with the provisions hereof.  Absent manifest error, all determinations by the Administrative Agent hereunder shall be binding on the Credit Parties and each of the Lenders.  The Administrative Agent shall have no liability to any Credit Party or Lender hereunder for any determinations made by it hereunder except to the extent resulting from the Administrative Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

12.3         Participation Payments in U.S. Dollars.

Upon, and after, the occurrence of a Sharing Event (a) no further Extensions of Credit shall be made, (b) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Loans denominated in Canadian Dollars (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Sharing Event) shall be payable in U.S. Dollars (taking the Dollar Amount of such amounts on the date payment is made with respect thereto) and shall be distributed by the Administrative Agent for the account of the Lenders which made such Loans or are participating therein and (c) all Commitments shall be automatically terminated.  Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interests as required above in any Extensions of Credit upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

12.4         Delinquent Participation Payments.

If any amount required to be paid by any Lender pursuant to this Article XII is not paid to the Administrative Agent on the date upon which the Sharing Event occurred, such Lender shall, in addition to such aforementioned amount, also pay to the Administrative Agent on demand an amount equal to the product of (a) the amount so required to be paid by such Lender for the purchase of its participations, (b) the daily average Federal Funds Rate, during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent and (c) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360.  A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable under this Article XII shall be conclusive in the absence of manifest error.  Amounts payable by any Lender pursuant to this Article XII shall be paid to the Administrative Agent for the account of the relevant Lenders; provided that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such other Lender the amounts owing to such other Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

12.5         Settlement of Participation Payments.

Whenever, at any time after the relevant Lenders have received from any other Lenders purchases of participations pursuant to this Article XII, the various Lenders receive any payment on account thereof, such Lenders will distribute to the Administrative Agent, for the account of the various Lenders participating therein, such Lenders’ participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, however, that in the event that such payment received by any Lenders is required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

12.6         Participation Obligations Absolute.

Each Lender’s obligation to purchase participating interests pursuant to this Article XII shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Credit Party or any other Person for any reason whatsoever, (b) the occurrence or continuance of a Default or an Event of Default, (c) any adverse change in the condition (financial or otherwise) of any Credit Party or any other Person, (iv) any breach of this Agreement by any Credit Party, any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.  The Lenders agree that the provisions of this Article XII shall be effective as against each of the Lenders before, during, and after the commencement of any bankruptcy case of any of the Credit Parties.  For the avoidance of doubt, after the occurrence of a Sharing Event, nothing herein shall prohibit a Lender from assigning its Exchange Percentage in obligations hereunder on a non-pro rata basis and as otherwise permitted by Section 9.6.

12.7         Increased Costs; Indemnities.

Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, (a) each Lender which has purchased such participations shall be entitled to receive from the Borrowers any increased costs and indemnities directly from Borrowers to the same extent as if it were the direct Lender as opposed to a participant therein and (b) each Lender which has sold such participations shall be entitled to receive from the Borrowers indemnification from and against any and all Taxes imposed as a result of the sale of the participations pursuant to this Article XII.  Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Article XII, increased Taxes may be owing by it pursuant to Section 2.20, which Taxes shall be paid (to the extent provided in Section 2.20) by the respective Borrower or Borrowers, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Article XII.

12.8         Provisions Solely to Effect Intercreditor Agreement.

The provisions of this Article XII are and are intended solely for the purpose of effecting a sharing arrangement among the Lenders and reflect an agreement among creditors for purposes of defining the relative rights and obligations of the Lenders in relation to one another in connection with such arrangement.  None of the Credit Parties shall have any rights or obligations (except as contemplated by Sections 12.3 and 12.7 hereof) under this Article XII against any Lender, Administrative Agent, Canadian Agent or otherwise.  Nothing contained in this Article XII is intended to or shall impair the obligations of the Credit Parties, which are absolute and unconditional, to pay the Credit Party Obligations as and when the same shall become due and payable in accordance with their terms.  All references in this Article XII to a Credit Party shall include such person as a debtor-in-possession and any receiver or trustee for such person in any bankruptcy case thereof.